UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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IDACORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MAY 17, 2012, AT BOISE, IDAHO

April 6, 2012

TO THE SHAREHOLDERS OF IDACORP, INC.:

Notice is hereby given that the 2012 Annual Meeting of Shareholders of IDACORP, Inc. will be held on Thursday, May 17, 2012 at 10:00 a.m. local time at the Idaho Power Company corporate headquarters building, located at 1221 West Idaho Street in Boise, Idaho, for the following purposes:

1.	to elect four directors nominated by the board of directors for three-year terms;

2.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012;

3.	to vote on an advisory resolution to approve executive compensation;

4.	to approve an amendment to our articles of incorporation to eliminate the classification of the board of directors; and

5.	to transact such other business that may properly come before the meeting and any adjournment or adjournments thereof.

Common shareholders of record of IDACORP at the close of business on March 29, 2012, are entitled to notice of and to vote at the meeting.

You are cordially invited to attend the meeting in person.  Shareholders interested in attending in person must make a reservation by calling (800) 635-5406.  Whether or not you plan to attend, please vote your proxy promptly.  It is important that your shares be represented at the meeting.  Any shareholder voting a proxy who attends the meeting may vote in person by revoking that proxy before or at the meeting.  Registered holders may vote (a) by Internet at www.proxypush.com/ida; (b) by toll-free telephone by calling (866) 702-2221; or (c) by mail (if you received a paper copy of the proxy materials by mail) by marking, signing, dating, and promptly mailing the enclosed proxy card in the postage-paid envelope.

If you hold your shares through an account with a bank or broker, please note that under New York Stock Exchange rules, without specific instructions from you on how to vote, brokers may not vote your shares on any of the matters to be considered at the annual meeting other than the ratification of our independent registered public accounting firm.  If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 17, 2012:  Financial and other information concerning IDACORP is contained in our annual report to shareholders for the year ended December 31, 2011.  The proxy statement and our 2011 annual report to shareholders are available on our website at www.idacorpinc.com.  Additionally, and in accordance with Securities and Exchange Commission rules, you may access our proxy materials at www.proxydocs.com/ida.

By Order of the Board of Directors Patrick A. Harrington Corporate Secretary

i

IDACORP, INC.
1221 West Idaho Street
Boise, Idaho 83702

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This proxy statement contains information about the 2012 Annual Meeting of Shareholders of IDACORP, Inc. (“Annual Meeting”).  The Annual Meeting will be held on Thursday, May 17, 2012 at 10:00 a.m. local time at the Idaho Power Company corporate headquarters building, located at 1221 West Idaho Street in Boise, Idaho 83702.

This proxy statement is being furnished in connection with the solicitation of proxies by the IDACORP board of directors (“Board of Directors”) for use at the Annual Meeting and any adjournment of the Annual Meeting.  All returned proxies that are not revoked will be voted in accordance with your instructions.  If you return your proxy and leave a voting instruction blank, the matter will be voted in accordance with the Board of Directors’ recommendation.

References in this proxy statement to the “company,” “we,” “us,” or “our” refer to IDACORP, Inc.  We also refer to Idaho Power Company (or “Idaho Power”) in this proxy statement.  Idaho Power Company, an electric utility engaged in the generation, transmission, distribution, sale, and purchase of electric energy, is our principal operating subsidiary. Please note that the contents of our or Idaho Power’s website are not incorporated into this proxy statement.

We make our proxy materials and our annual report to shareholders available on the Internet as our primary distribution method.  Most shareholders will only be mailed a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”).  We expect to mail the Notice of Internet Availability on or about April 6, 2012.  Hard copies of Annual Meeting materials can be specifically requested.  The Notice of Internet Availability specifies how to access proxy materials on the Internet, how to submit your proxy vote, and how to request a hard copy of the proxy materials.  On or about April 6, 2012, we also began mailing printed copies of our proxy materials to our shareholders who had previously requested paper copies of our proxy materials.

Note with Respect to Forward-Looking Statements

Statements in this proxy statement that relate to future plans, objectives, expectations, performance, events, and the like, including statements regarding future financial and operational performance (whether associated with compensation arrangements or otherwise), may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Forward-looking statements may be identified by words including, but not limited to, “anticipates,” “believes,” “intends,” “estimates,” “expects,” “targets” “should,” and similar expressions.  Shareholders are cautioned that any such forward-looking statements are subject to risks and uncertainties.  As a result, actual results may differ materially from those projected in the forward-looking statements.  We assume no obligation to update any such forward-looking statement, except as required by applicable law.  Shareholders should review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and our reports on Forms 8-K and 10-Q filed with the Securities and Exchange Commission, including the risks described therein, which contain factors that may cause results to differ materially from those contained in any forward-looking statement.

QUESTIONS AND ANSWERS ABOUT THE
ANNUAL MEETING AND VOTING

What is IDACORP, Inc.?

We are a public utility holding company whose principal operating subsidiary is Idaho Power Company.  Idaho Power is an electric utility engaged in the generation, transmission, distribution, sale, and purchase of electric energy and is regulated by the Federal Energy Regulatory Commission, the Idaho Public Utilities Commission (“IPUC”), and the Oregon Public Utility Commission.

Why am I receiving these materials?

We are soliciting your proxy on behalf of our Board of Directors for use at the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials on the Internet.  Accordingly, we are sending the Notice of Internet Availability to most of our shareholders.  All shareholders will have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or may request a printed set of the proxy materials, at no charge.  Shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions provided in the Notice of Internet Availability.

What if I received two or more notices or sets of proxy materials?

If you own IDACORP common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one Notice of Internet Availability or set of proxy materials.  Please be sure to vote all of your shares.

If more than one shareholder lives in my household, how can I obtain an extra copy of the proxy materials and 2011 Annual Report to Shareholders?

Pursuant to the rules of the Securities and Exchange Commission, multiple shareholders sharing the same address may receive a single copy of our 2011 Annual Report to Shareholders (“Annual Report”) and proxy materials.  Upon request, we will mail a copy of the Annual Report and proxy materials to any shareholder at a shared address to which a single copy was previously delivered.  You may notify us of your request by calling or writing to us at the telephone number or address included on the Notice of Internet Availability.  You may also access these materials on the Internet at www.proxydocs.com/ida.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on May 17, 2012 at 10:00 a.m., local time, at the Idaho Power corporate headquarters building, located at 1221 West Idaho Street in Boise, Idaho.

Who is entitled to vote at the Annual Meeting?

You are entitled to notice of, and to vote at, the Annual Meeting if you owned shares of our common stock at the close of business on March 29, 2012.  This is referred to as the “record date.”  As of the record date, we had 50,090,351 outstanding shares of common stock entitled to one vote per share on all matters.

What matters are before the Annual Meeting, and how does the Board of Directors recommend I vote?

At the Annual Meeting, our shareholders will consider and vote on the matters listed below.  In determining how to vote, please consider the detailed information regarding each proposal as discussed on the referenced pages in this proxy statement.  The Board of Directors recommends that you vote “FOR” each of the director nominees in Proposal 1 and “FOR” Proposals 2 through 4.

Proposal No.	Description	Page References	Board Recommendation
1	Elect to the Board of Directors the four nominees who are named in this proxy statement to serve until the 2015 annual meeting of shareholders, and until their successors are elected and qualified	7 to 13	FOR
2	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012	71	FOR
3	Approval of an advisory resolution to approve our executive compensation	72 to 73	FOR
4	Approval of an amendment to our articles of incorporation to eliminate the classification of the Board of Directors	73 to 75	FOR

Will any other business be conducted at the Annual Meeting or will other matters be voted on?

As of the date of this proxy statement, we are unaware of any matters, other than those set forth in the Notice of Annual Meeting of Shareholders, that may properly be presented at the Annual Meeting.  If any other matters are properly presented for consideration at the meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies, or their duly constituted substitutes, will be deemed authorized to vote those shares for which proxies have been given or otherwise act on such matters in accordance with their judgment.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank Shareowner Services, you are considered the “shareholder of record” with respect to those shares.

If your shares are held by a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares, and those shares are referred to as being held in “street name.”  As the beneficial owner of those shares, you have the right to direct your broker, bank, or nominee how to vote your shares, and you should receive separate instructions from your broker, bank, or other holder of record describing how to vote your shares.  You also are invited to attend the Annual Meeting in person.  However, because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

How can I vote my shares before the Annual Meeting?

If you hold shares in your own name as a shareholder of record, you may vote before the Annual Meeting by following the instructions contained in the Notice of Internet Availability.  If you request printed copies of the proxy materials by mail, you may also cast your vote by completing, signing, and dating the proxy card provided to you and returning it in the enclosed postage-paid envelope, which will authorize the individuals named on the proxy card to serve as your proxy to vote your shares at the Annual Meeting in the manner you indicate.

If you are a beneficial owner of shares held in street name, your broker, bank, or other nominee should provide you with materials and instructions for voting your shares.  Please check with your broker or bank and follow the voting procedures your broker or bank provides to vote your shares.

Even if you plan to attend the Annual Meeting, we recommend that you vote before the meeting as described above so that your vote will be counted if you later decide not to attend the meeting.  Submitting a proxy or voting through the telephone or the Internet will not affect your right to attend the Annual Meeting.

If I am the beneficial owner of shares held in street name by my broker, how will my shares be voted?

If you complete and return the voting instruction form provided to you by your bank, broker, or brokerage firm, your shares will be voted in accordance with your instructions.

If you do not provide voting instructions, brokerage firms only have authority under applicable New York Stock Exchange rules to vote shares on routine matters.  The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2012 is the only matter included in the proxy statement that is considered a routine matter.   When a proposal is not routine and the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that proposal.  Those shares are considered “broker non-votes.”  Please promptly follow the instructions you receive from your bank or broker so your vote can be counted.

If I am a shareholder of record, how will my shares be voted?

All proxies will be voted in accordance with the instructions you submitted via the Internet, by toll-free telephone, or, if you requested printed proxy materials, by completing, signing, and returning the proxy card provided to you.  If you completed and submitted your proxy (and do not revoke it) prior to the Annual Meeting, but do not specify how your shares should be voted, the shares of IDACORP common stock represented by the proxy will be voted in accordance with the recommendation of the Board of Directors, as follows:  “FOR” the nominees for director in Proposal No. 1 and “FOR” Proposal Nos. 2 through 4 set forth in the Notice of Annual Meeting.

Can I vote in person at the Annual Meeting?

Yes.  If you hold shares in your own name as a shareholder of record, you may attend the Annual Meeting and cast your vote at the meeting by properly completing and submitting a ballot.  If you are the beneficial owner of shares held in street name, you must first obtain a legal proxy from your broker, bank, or other nominee giving you the right to vote those shares and submit that proxy along with a properly completed ballot at the meeting.  Shareholders interested in attending in person must make a reservation by calling (800) 635-5406.

What do I need to bring to be admitted to the Annual Meeting?

All shareholders must present a form of personal photo identification in order to be admitted to the meeting. In addition, if your shares are held in the name of your broker, bank, or other nominee and you wish to attend the Annual Meeting, you must bring an account statement or letter from the broker, bank, or other nominee indicating that you were the owner of the shares on March 29, 2012.  Shareholders interested in attending in person must make a reservation by calling (800) 635-5406.

May I change or revoke my proxy?

You may change your proxy before it is voted at the Annual Meeting by (1) granting a subsequent proxy through the Internet or by telephone, or (2) delivering to us a signed proxy card with a date later than your previously delivered proxy.  If you attend the meeting and wish to vote in person, you may revoke your proxy by oral notice at that time.  You may also revoke your proxy by mailing your written revocation to IDACORP’s corporate secretary at 1221 West Idaho Street, Boise, Idaho 83702.  We must receive your written revocation before the Annual Meeting.

What is the “quorum” for the Annual Meeting and what happens if a quorum is not present?

The presence at the Annual Meeting, in person or by proxy, of a majority of the shares issued and outstanding and entitled to vote as of March 29, 2012 is required to constitute a “quorum.”  The existence of a quorum is necessary in order to take action on the matters scheduled for a vote at the Annual Meeting.  If you vote by Internet or telephone, or submit a properly executed proxy card, your shares will be included for purposes of determining the existence of a quorum.  Proxies marked “abstain” and “broker non-votes” also will be counted in determining the presence of a quorum.  If the shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the chairman of the meeting or the shareholders may, by a vote of the holders of a majority of votes present in person or represented by proxy, without further notice to any shareholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.

What is an “abstention”?

An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter.  Abstentions are counted as present for purposes of determining a quorum.  However, an abstention with respect to a matter submitted to a vote of shareholders will not be counted for or against the matter. Consequently, an abstention with respect to any of the proposals to be presented at the Annual Meeting will not affect the outcome of the vote.

What is a “broker non-vote”?

A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares.  If no voting instructions have been provided by the beneficial owner, brokers will have discretionary voting power to vote shares with respect to the ratification of the appointment of the independent registered public accounting firm, but not with respect to any of the other proposals.  A broker non-vote will have the same effect as an abstention and, therefore, will not affect the outcome of the vote.

What vote is required to approve each proposal?

The following votes are required for approval of each proposal at the Annual Meeting:

Proposal No.	Vote Requirement	Affect of Abstentions and Broker Non-Votes
1
Our directors are elected by a plurality of the votes cast by the shares entitled to vote in the election of directors.  “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors who are nominated to be elected at the meeting.
Votes may be cast in favor or withheld; withheld votes and broker non-votes are not considered votes cast and therefore are not counted for purposes of determining the results.
2
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012 is approved if the votes cast in favor exceed the votes cast against ratification.
Abstentions are not considered votes cast and therefore are not counted for purposes of determining the results.
3	The advisory resolution on executive compensation is approved if the votes cast in favor exceed the votes cast against the resolution. The vote on Proposal No. 3 is advisory only.	Abstentions and broker non-votes are not considered votes cast and therefore are not counted for purposes of determining the results.
4
Because the Board of Directors has recommended that the shareholders vote to approve the amendment to our articles of incorporation to eliminate the classification of the Board of Directors, our articles of incorporation provide that the amendment is approved if the votes cast in favor exceed the votes cast against the resolution.
Abstentions and broker non-votes are not considered votes cast and therefore are not counted for purposes of determining the results.

What happens if, under Proposal No. 1, a director receives a greater number of votes “withheld” than votes “for” such director?

As noted above, a plurality of votes cast by shareholders present, in person or by proxy, at the Annual Meeting is required for the election of our directors.  “Plurality” means that the nominees receiving the largest number of votes cast are elected for the number of director positions that are to be filled at the meeting.  Under the resignation policy recently adopted by the Board of Directors and included in our Corporate Governance Guidelines, if a director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” such election, the director must promptly tender a resignation to the Board of Directors.  The Board of Directors will then decide whether to accept the resignation within 90 days following certification of the shareholder vote (based on the recommendation of the Corporate Governance Committee, which is comprised exclusively of independent directors).  We will publicly disclose the Board of Directors’ decision and its reasoning with regard to the offered resignation.

Who will count the votes?

An independent tabulator will tabulate the votes cast by mail, Internet, or telephone.  Our corporate secretary will tabulate any votes cast at the Annual Meeting and will act as inspector of election to certify the results.

Where can I find the voting results?

We expect to report the results on a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the Annual Meeting.

Are the votes of specific shareholders confidential?

It is our policy that all proxies for the Annual Meeting that identify shareholders, including employees, are to be kept secret. Proxies will be forwarded to the independent tabulator who receives, inspects, and tabulates the proxies. No proxies are available for examination and the identity and vote of any shareholder are not disclosed to our representatives or to any third party except:

●	as required by law;

●	to allow our corporate secretary to tabulate votes cast at the Annual Meeting;

●	to allow the independent election inspectors to certify the results of the shareholder vote;

●
in the event of a matter of significance where there is a proxy solicitation in opposition to the Board of Directors, based on an opposition proxy statement filed with the Securities and Exchange Commission; or

●	to respond to shareholders who include written comments on their proxies.

Who is IDACORP’s independent registered public accounting firm and how is it appointed?

Deloitte & Touche LLP audited our financial statements for the year ended December 31, 2011.  Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.  The audit committee of the Board of Directors has appointed, and is recommending for ratification by shareholders in Proposal No. 2 its appointment of, Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012.

Who will pay the cost of this solicitation and how will these proxies be solicited?

We will pay the cost of soliciting your proxy.  Our officers and employees may solicit proxies, personally or by telephone, fax, mail, or other electronic means, without extra compensation.  In addition, Phoenix Advisory will solicit proxies from brokers, banks, nominees, and institutional investors at a cost of approximately $6,000 plus out-of-pocket expenses.  We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their expenses in providing our proxy materials to beneficial owners.

What if I have further questions not addressed in this proxy statement?

If you have any questions about voting your shares or attending the Annual Meeting, please call our Shareowner Services Department at (800) 635-5406.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

One member of our Board of Directors, Mr. Richard G. Reiten, has reached our mandatory retirement age of 72 and will retire from the Board of Directors effective immediately prior to the Annual Meeting, in accordance with our bylaws and Corporate Governance Guidelines.  Mr. Reiten has served with distinction as a director of IDACORP and Idaho Power since 2004.  Upon Mr. Reiten’s retirement, the Board of Directors will consist of 10 members.  As Mr. Reiten was not a member of any committee of our Board of Directors, his retirement from the Board of Directors will not affect the composition of the Board of Directors’ committees.

Our articles of incorporation, as amended (which we refer to as the “articles of incorporation” in this proxy statement), provide that directors are elected for three-year terms, with approximately one-third of the Board of Directors elected at each annual meeting of shareholders.  The four directors standing for election to our Board of Directors are nominees for election with terms to expire in fiscal year 2015.  All nominees are incumbent directors of IDACORP and nominated for reelection.  The Board of Directors has determined that all directors, except J. LaMont Keen, our chief executive officer, and Richard G. Reiten, who as noted above will be retiring immediately prior to the Annual Meeting, meet the independence requirements and thus qualify as “independent directors” under the New York Stock Exchange’s listing standards.  The composition of our Board of Directors is identical to the composition of Idaho Power’s board of directors.

Under the resignation policy recently adopted by the Board of Directors and included in our Corporate Governance Guidelines, if a director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” such election, the director must promptly tender a resignation to the Board of Directors.  The Board of Directors will then decide whether to accept the tendered resignation within 90 days following certification of the shareholder vote (based on the recommendation of the Corporate Governance Committee, which is comprised exclusively of independent directors).  We will publicly disclose the Board of Directors’ decision and its reasoning with regard to the offered resignation.

Included below is a listing of all directors of IDACORP (excluding Mr. Reiten who is retiring immediately prior to the Annual Meeting) and their ages, information about positions they have held with us, their principal occupations and business experience during at least the past five years, and the names of other publicly-held companies of which they serve as directors, or have served at any time during the last five years, as well as any additional relevant skills, qualifications, attributes, or expertise that qualify them to serve on the Board of Directors.  There are no family relationships among them.  In determining the composition of our Board of Directors, we seek a balanced mix of local experience, which we believe is specifically relevant for a utility, and nationwide public company experience, among other factors of experience.  As a utility company with operations predominantly in Idaho and Oregon, we believe it is critically important for our company and our local directors to be involved in and otherwise support local community and charitable organizations.  We believe that each director has an excellent local or national reputation and is recognized as a community or national leader.

While we expect that all of the nominees will be able to qualify for and accept office, if for any reason one or more should be unable to do so, the proxies will be voted for nominees selected by the Board of Directors.

Nominees for Election – Terms Expire 2015
Director	Principal Occupations, Other Directorships, and Qualifications	Age	Director Since

C. STEPHEN ALLRED
Managing Member, Allred Consulting LLC, a provider of consulting services for management, environmental, waste management, and real estate issues for government and the private sector, since 2004; Director, Longenecker & Associates, an engineering and management consulting firm, since 2009; former Assistant Secretary, Land and Minerals Management for the U.S. Department of the Interior from 2006 to 2009; former Director of the Idaho Department of Environmental Quality from 2000 to 2004; and Director of Idaho Power Company (a subsidiary of IDACORP).

Mr. Allred, through his former positions as Assistant Secretary, Land and Minerals Management for the U.S. Department of the Interior and as Director of the Idaho Department of Environmental Quality and Director of the Idaho Department of Water Resources, as well as his role at Allred Consulting and Longenecker & Associates, brings perspective and experience to the Board of Directors in several key areas of Idaho Power Company’s business, including engineering, environmental quality, and water resources.  Mr. Allred’s experience in these areas provides a critical skill set for our Board of Directors’ oversight of Idaho Power Company’s operations (including water management and environmental resource issues) and strategic planning.

		70	2009

CHRISTINE KING
President and Chief Executive Officer and Director of Standard Microsystems Corporation, a global supplier of semiconductor solutions that distribute video, sound, photos, and data, since 2008; Chief Executive Officer and Director of AMI Semiconductor, a designer and manufacturer of semiconductor products, from 2001 to 2008; Director of Open-Silicon, Inc., a fabless application-specific integrated circuit company founded to provide customers with access to Internet protocol, foundry, test, and packaging technologies, since 2008; Director of Atheros Communications, Inc., a developer of semiconductor system solutions for wireless and other network communications products, from 2008 to 2011; Director of ON Semiconductor, a supplier of silicon solutions for green electronics, from March 2008 to October 2008; Director of Analog Devices, a manufacturer of analog and digital signal processing circuits, from 2001 to 2008; and Director of Idaho Power Company (a subsidiary of IDACORP).

Ms. King brings a key element of business diversity to our Board of Directors with her advanced level of experience and success in the high-tech industry.  Ms. King is also our only non-employee director who is the current chief executive officer of a public company.  Her experience from serving as the current Chief Executive Officer of Standard Microsystems Corporation and former Chief Executive Officer of AMI Semiconductor, as well as her service on the boards of other public companies, provides important vantage points for our Board of Directors’ deliberations.

		62	2006

GARY G. MICHAEL
Former Chairman of the Board of Directors and Chief Executive Officer, 1991 to 2001, of Albertson’s, Inc., a food-drug retailer; Director of The Clorox Company, a manufacturer and marketer of household products, since 2001; Director of Questar Corporation, an integrated natural gas company, since 1994; Director of Questar Gas, a provider of retail natural gas-distribution services, since 1994; Director of Questar Pipeline, an interstate gas transportation and storage company, since 1994; Director on the Advisory Board of Graham Packaging Company, a designer and manufacturer of customized plastic containers, from 2002 to 2011; Director of OfficeMax Incorporated, a distributor of business and retail office products, including office supplies, paper, technology products and services, and furniture, from 2004 to 2008; Director of Harrah’s Entertainment, Inc., a casino entertainment company, from 2001 to 2008; and Director of Idaho Power Company (a subsidiary of IDACORP).

Mr. Michael brings a wealth of public company leadership experience at the board and executive levels to our Board of Directors.  His 10 years of service as Chairman and Chief Executive Officer of Albertson’s, Inc. and his service on multiple public company boards of directors provide an invaluable source of knowledge and experience for our Board of Directors.  Mr. Michael’s long-standing ties to Idaho also provide an important connection to Idaho Power Company’s service territory and give him a firm grasp of the local, state, and regional issues where our utility operations are conducted.

	71	2001

JAN B. PACKWOOD
Former President and Chief Executive Officer of IDACORP from 1999 to 2006; Chief Executive Officer of Idaho Power Company from 2002 to 2005; President and Chief Executive Officer of Idaho Power Company from 1999 to 2002; President and Chief Operating Officer of Idaho Power Company from 1997 to 1999; Executive Vice President, 1996 to 1997, and Vice President - Bulk Power from 1989 to 1996, of Idaho Power Company; Director of Westmoreland Coal Company since February 2011; Director of BSU Foundation from 2002 to 2011; Director of the following IDACORP subsidiaries:  Idaho Power Company since 1997, IDACORP Financial Services, Inc. since 1997, and Ida-West Energy Company since 1999; and Director of IDACORP since 1998.

As our former President and Chief Executive Officer and a 36-year veteran of IDACORP and Idaho Power Company, Mr. Packwood brings to the Board of Directors vast knowledge of our company, including an understanding of the risks faced by IDACORP and Idaho Power Company.  His engineering and operations background with the company complement the backgrounds of our other board members.  Mr. Packwood’s operational experience is especially important as Idaho Power Company proceeds with major generation and transmission expansion plans in the current and coming years.

	68	1998

Continuing Directors – Terms Expire 2013
Director	Principal Occupations, Other Directorships and Qualifications	Age	Director Since

JUDITH A. JOHANSEN
President of Marylhurst University, Oregon, since July 2008; former President and Chief Executive Officer from 2001 to 2006, and Executive Vice President from 2000 to 2001, of PacifiCorp, an electric utility serving six western states; former CEO and Administrator from 1998 to 2000, and Vice President from 1992 to 1996, of Bonneville Power Administration, a federal power marketing agency in the Pacific Northwest; former Vice President, from 1996 to 1998, of Avista Energy, an electric and natural gas utility; Director of Cascade Bancorp, a financial holding company, since 2006; Director of Schnitzer Steel, a metals recycling company, since 2006; Director of Roseburg Forest Products, a manufacturer and marketer of a diverse line of wood products, since 2011; and Director of Idaho Power Company (a subsidiary of IDACORP).

Ms. Johansen brings a wealth of electric utility industry knowledge and experience to our Board of Directors.  Based on her prior service as President and Chief Executive Officer of PacifiCorp, as CEO and Administrator of Bonneville Power Administration, and as Vice President of Avista Energy, Ms. Johansen provides valuable industry insight and guidance regarding our regulated utility business as well as financial reporting and risk management as it relates to utility companies.  She also brings to our Board of Directors her experience from service on the boards of two other public companies.

		53	2007

J. LAMONT KEEN
President and Chief Executive Officer of IDACORP since July 2006, and President and Chief Executive Officer of Idaho Power Company since 2005; Executive Vice President of IDACORP from 2002 to 2006; President and Chief Operating Officer of Idaho Power Company from 2002 to 2005; Senior Vice President-Administration and Chief Financial Officer of IDACORP and Idaho Power Company, from 1999 to 2002; Senior Vice President-Administration, Chief Financial Officer and Treasurer of IDACORP and Idaho Power Company in 1999; Vice President, Chief Financial Officer and Treasurer of Idaho Power Company from 1996 to 1999; Vice President and Chief Financial Officer of Idaho Power Company from 1991 to 1996; Controller of Idaho Power Company from 1988 to 1991; Director of Cascade Bancorp, a financial holding company, since 2011; and Director of the following IDACORP subsidiaries: Idaho Energy Resources Company; Idaho Power Company, and IDACORP.  J. LaMont Keen and Steven R. Keen, Vice President, Finance and Treasurer of IDACORP and Senior Vice President, Finance and Treasurer of Idaho Power Company, are brothers.

As our Chief Executive Officer, with over 37 years of experience at Idaho Power Company, including over 23 years in a capacity as an officer. Mr. Keen has developed an expansive understanding of our company, our state, and the electric utility industry.  Mr. Keen’s detailed knowledge of our operations, finances, and executive administration and his active industry involvement make him a key resource and contributor to our Board of Directors.  Mr. Keen is our only executive officer serving on the Board of Directors.

		59	2004

ROBERT A. TINSTMAN

Former Executive Chairman of James Construction Group, a construction services company, from 2002 to 2007; former President and Chief Executive Officer from 1995 to 1999, and Director from 1995 to 1999, of Morrison Knudsen Corporation, a general contractor providing global mining, engineering, and construction services; former Chairman of Contractorhub.com, an e-marketplace for contractors, subcontractors, and suppliers, from 2000 to 2001; Director of the Home Federal Bancorp, Inc., a provider of banking services, since 1999; Director of Primoris Services Corporation, a provider of construction services, since 2009; former Director of CNA Surety Corporation, a surety company offering contract and commercial surety bonds, from 2004 to 2011; and Director of Idaho Power Company (a subsidiary of IDACORP).

Mr. Tinstman provides extensive operational and executive experience in the construction industry to our Board of Directors.  The electric utility business is capital intensive, involving heavy construction work for generation, transmission, and distribution projects.  Mr. Tinstman’s construction industry knowledge and expertise provide a valuable contribution to the Board of Directors’ oversight function at a time when Idaho Power Company has embarked on major generation and transmission line construction projects.  Mr. Tinstman’s experience from serving on the compensation committees of other public company boards also provides the company with an experienced compensation committee chairman, a position he has held at IDACORP for almost eight years.

	65	1999

Continuing Directors – Terms Expire 2014
Director	Principal Occupations, Other Directorships and Qualifications	Age	Director Since

RICHARD J. DAHL
Chairman of the Board, President and CEO of James Campbell Company LLC, a privately held real estate investment and development company, since July 2010; former President and Chief Operating Officer of Dole Food Company, Inc., a grower, processor, and distributor of flowers and produce, from 2004 to 2007, Senior Vice President and Chief Financial Officer from 2002 to 2004, and a director from 2003 to 2007; former President and Chief Operating Officer of Bank of Hawaii Corp. from 1994 to 2002; Chairman of the Board of International Rectifiers Corp., a supplier of power semiconductors, since May 2008, and a director since February 2008; Lead Director of Dine Equity, Inc., a franchisor and operator of IHOP and Applebee’s restaurants, since 2004; former Director of Pacific Health Research Institute, a not-for-profit biomedical research organization, from 1990 to 2010; and Director of Idaho Power Company (a subsidiary of IDACORP).

Mr. Dahl’s financial, operational, and executive experience make him an outstanding asset to our Board of Directors.  Mr. Dahl acquired his extensive financial background through his former positions as President and Chief Operating Officer of the Bank of Hawaii and President and Chief Financial Officer of Dole Food Company, as well as with the Ernst & Young accounting firm.  His service on other public company boards, including as Chairman of the Board of International Rectifiers and as Lead Director and an audit committee member of Dine Equity’s board, enable him to provide valuable experience to our Board of Directors and audit committee, of which he is the chairman.

		60	2008

JOAN H. SMITH
Self-employed consultant, consulting on regulatory strategy and telecommunications, since 2003; former senior fellow at the University of Maryland’s Center for International Development and Conflict Management from 2004 to 2009; former Oregon Public Utility Commissioner from 1990 to 2003; former Affiliate Director with Wilk & Associates/ LECG LLP, a public consulting organization, from 2003 to 2008; and Director of Idaho Power Company (a subsidiary of IDACORP).

Ms. Smith’s experience in the state regulatory setting, particularly in her role as former Oregon Public Utility Commissioner, provides a key component to our Board of Directors’ knowledge base.  Appropriate rate recovery at the state level is critical to Idaho Power Company’s and our success, and Ms. Smith provides a high level of knowledge and expertise in this area.  This knowledge and experience allows her to make valuable contributions to the Board of Directors’ deliberations and decision making.

		69	2004
THOMAS J. WILFORD

President and Director of Alscott, Inc., involved in real estate development and other investments, since 1993; Chief Executive Officer of J.A. and Kathryn Albertson Foundation, Inc., a family foundation committed and striving to be a catalyst for positive educational change, since 2003, and former President from 1995 to 2003; former director of K12, Inc., an organization that provides individualized, one-to-one learning solutions for students from kindergarten through high school, from 2002 to 2010; and Director of Idaho Power Company (a subsidiary of IDACORP).

Mr. Wilford’s extensive business, accounting, and investment background provides valuable expertise to our Board of Directors and audit committee.  As a Certified Public Accountant and a former partner with Ernst & Young, Mr. Wilford also brings significant auditing, finance, and risk management experience to our Board of Directors.  His expertise continues to be critical to the Board of Directors’ ongoing oversight of financial reporting and risk management.

		69	2004

Board of Directors’ Recommendation

The Board of Directors unanimously recommends a vote “FOR” the nominees listed above for three-year terms expiring in 2015.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has adopted a policy, contained in our Corporate Governance Guidelines (available at www.idacorpinc.com/corpgov/default.cfm), that the Board of Directors will be composed of a majority of independent directors.  Our Corporate Governance Guidelines include, among other items, a list of factors the Board of Directors considers in assessing independence.  The Board of Directors reviews annually the relationships that each director has with the company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).  Following the annual review, only those directors who the Board of Directors affirmatively determines have no material relationship with the company will be considered independent directors, subject to additional qualifications prescribed under the listing standards of the New York Stock Exchange and under applicable law, including the rules and regulations of the Securities and Exchange Commission.

All members of our Board of Directors are non-employees, except for J. LaMont Keen, our president and chief executive officer.  The Board of Directors has determined that the following members are “independent” based on all relevant facts and circumstances and under the New York Stock Exchange listing standards and our Corporate Governance Guidelines:  C. Stephen Allred, Richard J. Dahl, Judith A. Johansen, Christine King, Gary G. Michael, Jan B. Packwood, Joan H. Smith, Robert A. Tinstman, and Thomas J. Wilford.  Mr. Packwood, our former president and chief executive officer, who retired on July 1, 2006, was designated independent by the Board of Directors on March 17, 2011.  J. LaMont Keen and Richard G. Reiten (who will retire effective immediately before the Annual Meeting) are not independent.  Mr. Keen is our president and chief executive officer.  Mr. Reiten has a material relationship with Idaho Power through his son’s position as president of Pacific Power, a division of PacifiCorp, and as a result of this relationship the Board of Directors has determined that Mr. Reiten is not independent under applicable New York Stock Exchange listing standards or our Corporate Governance Guidelines.  Pacific Power and Idaho Power are joint owners of the Jim Bridger power plant and Bridger coal mine located near Rock Springs, Wyoming and have other contractual relationships, including power transmission agreements and transmission project joint funding arrangements.  For more information, refer also to the section entitled Related Person Transaction Disclosure in this proxy statement.

The non-employee directors have held regular meetings separate from management since 1998.  Our independent directors meet in executive session at least once a year.  The independent chairman of the Board of Directors presides at board meetings, regularly scheduled executive sessions of non-employee directors, and executive sessions of independent directors.

Codes of Business Conduct

For many years, our principal subsidiary, Idaho Power Company, had a code of business conduct and ethics, which applied to all of its directors, officers, and employees.  We adopted a new code of business conduct in July 2003, which applied to all of our directors, officers, and employees.  In September 2005, we adopted a separate code of business conduct and ethics for directors.  The code of business conduct and ethics for directors and the code of business conduct are posted on our website at www.idacorpinc.com/corpgov/conduct_ethics.cfm.  We will also post on our website any amendments to, or waivers of, our codes of business conduct and ethics, as required by the Securities and Exchange Commission rules or the New York Stock Exchange listing standards, at www.idacorpinc.com/corpgov/conduct_ethics.cfm.

Board Leadership Structure

The Board of Directors separated the positions of chairman of the Board of Directors and chief executive officer in 1999.  The Board of Directors has elected Gary G. Michael, an independent director, to serve as chairman of the Board of Directors.  J. LaMont Keen has served as president and chief executive officer of IDACORP since 2006.  Mr. Keen, as our chief executive officer, is responsible for leadership, overall management of our business strategy, and day-to-day operations, while our chairman presides over meetings of our Board of Directors and provides guidance to Mr. Keen regarding policies and procedures approved by our Board of Directors.  Separating these two positions allows our chief executive officer to focus on our day-to-day business and operations, while allowing the chairman of the Board of Directors to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight of, management.  The Board of Directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the increasing commitment required of the chairman position, particularly as the Board of Directors’ oversight responsibilities continue to grow.

While our bylaws and Corporate Governance Guidelines do not mandate that our chairman and chief executive officer positions be separate, the Board of Directors believes for the reasons outlined above that having separate positions and having an independent director serve as chairman is the appropriate leadership structure for the company at this time and demonstrates our commitment to good corporate governance.  The Board of Directors believes that this issue is part of the succession planning process and that it is in the best interests of the company for the Board of Directors to make a determination as to the advisability of continuing to have separate positions when it elects a new chief executive officer.

The Board of Directors’ Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  Our company faces a number of risks, including economic risks, environmental and regulatory risks, and others, such as the impact of weather conditions on Idaho Power’s operations and financial results.  Our management team is responsible for the day-to-day management of risks the company faces.  We have appointed a chief risk officer, who is responsible for overseeing and coordinating risk assessment processes and mitigation efforts on an enterprise wide basis.  The chief risk officer administers processes intended to identify key business risks, assists in appropriately assessing and managing these risks within stated limits, enforces policies and procedures designed to mitigate risk, and reports on these items to senior management and the Board of Directors. The chief risk officer reports regularly to the Board of Directors and appropriate board committees regarding risks the company faces and how it is managing those risks.

While the chief risk officer and other members of our senior leadership team are responsible for the day- to-day management of risk, our Board of Directors is responsible for ensuring that an appropriate culture of risk management exists within our company for setting the right “tone at the top,” and assisting management in addressing specific risks that our company faces.  The Board of Directors has the responsibility to oversee the risk management processes designed and implemented by management and confirm the processes are adequate and functioning as designed.

The Board of Directors takes an active approach to its risk oversight role.  While the full Board of Directors is ultimately responsible for high-level risk oversight at our company, it is assisted by the executive committee, the audit committee, the compensation committee, and the corporate governance committee in fulfilling its oversight responsibilities in certain areas of risk.  The executive committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the company’s risk management process generally.  The audit committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to major financial risk exposures, and, in accordance with the listing standards of the New York Stock Exchange, discusses policies with respect to risk assessment and risk management.  Representatives from our independent registered public accounting firm attend audit committee meetings, regularly make presentations to the audit committee, comment on management presentations, and engage in private sessions with the audit committee, without members of management present, to raise any concerns they may have with our risk management practices.  The compensation committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risks arising from our compensation policies and practices.  The corporate governance committee undertakes periodic reviews of processes for management of risks associated with our company’s organizational structure and policies.  In fulfilling their respective responsibilities, the committees meet regularly with our executive vice president – administrative services and chief financial officer, senior vice president and general counsel, chief risk officer, corporate secretary, and other members of senior management, as well as our internal and external auditors.  Members of the audit committee, compensation committee, and corporate governance committee are independent directors, which helps to ensure that key decisions made by our executive officers, up to and including our chief executive officer, are reviewed and overseen by non-employee directors.  Further, each committee has full access to management, as well as the ability to engage independent advisors.

The Board of Directors reviews the reports of the executive committee, audit committee, compensation committee, and corporate governance committee relating to the oversight of risks in their areas of responsibility, generally based on reports given to the full Board of Directors by the respective chairpersons of the committees.  Based on this information and information regularly provided by management, the Board of Directors evaluates our risk management processes and considers whether any changes should be made to those processes or the Board of Directors’ risk oversight function.  We believe that this division of risk oversight ensures that oversight of each type of risk the company faces is allocated, at least initially, to the particular directors most qualified to oversee it.  It also promotes board efficiency because the committees are able to select the most timely or important risk-related issues for the full Board of Directors to consider.

Board Meetings and Committees; Attendance at Annual Meeting

The members of our Board of Directors are expected to attend board meetings and meetings of board committees on which they serve, and to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities.  The Board of Directors held six meetings in 2011.  Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees of which he or she was a member in 2011.  Our Corporate Governance Guidelines provide that all directors are expected to attend our annual meeting of shareholders and be available, when requested by the chairman of the Board of Directors, to answer any questions shareholders may have.  All members of the Board of Directors attended our 2011 annual meeting of shareholders.

Our standing committees of the Board of Directors are the executive committee, the audit committee, the compensation committee, and the corporate governance committee.  We describe our board committees, their membership, and their principal responsibilities below. We have:

●	charters for the audit committee, compensation committee, and corporate governance committee; and

●
Corporate Governance Guidelines, which address issues including the responsibilities, qualifications, and compensation of the Board of Directors, as well as board leadership, board committees, director resignation, and self-evaluation.

Our charters and our Corporate Governance Guidelines are available on our website and may be accessed at www.idacorpinc.com/corpgov/default.cfm.  A list of current committee memberships may be found on our website at www.idacorpinc.com/corpgov/structure.cfm.  The committee memberships as of the date of this proxy statement are set forth below.

Name	Audit Committee	Compensation Committee	Corporate Governance Committee	Executive Committee
C. Stephen Allred*	■
Richard J. Dahl*	■**			■
Judith A. Johansen*		■	■
J. LaMont Keen				■**
Christine King*		■
Gary G. Michael*			■**	■
Jan B. Packwood*
Richard G. Reiten***
Joan H. Smith*	■		■
Robert A. Tinstman*		■**		■
Thomas J. Wilford*	■
* Independent according to New York Stock Exchange listing standards and our Corporate Governance Guidelines
** Committee chairperson
*** Will retire from the Board of Directors effective immediately prior to the Annual Meeting

Audit Committee

The audit committee is a separately designated standing committee.  All members, which as of the date of this proxy statement include Mr. Dahl, Mr. Allred, Ms. Smith, and Mr. Wilford, are independent under our Corporate Governance Guidelines and applicable New York Stock Exchange listing standards, including the Securities and Exchange Commission’s audit committee member independence standards.  Mr. Allred replaced Ms. Johansen as a member of the audit committee in May 2011, at which time Ms. Johansen joined the corporate governance committee.  The Board of Directors has determined that committee members Messrs. Dahl and Wilford are “audit committee financial experts,” as defined by the rules of the Securities and Exchange Commission.

The audit committee:

●	assists the Board of Directors in the oversight of

–	the integrity of our financial statements,

–	our compliance with legal and regulatory requirements,

–	the qualifications, independence, and performance of our independent registered public accounting firm,

–	the performance of our internal audit department, and

–	our major financial risk exposures;

●
monitors compliance under the code of business conduct for our officers and employees and the code of business conduct and ethics for our directors, and is responsible for considering and granting any waivers for directors and executive officers from the codes, and informs the general counsel immediately of any violation or waiver; and

●	prepares the audit committee report required to be included in the proxy statement for our annual meeting of shareholders.

During 2011, the audit committee met nine times.

Compensation Committee

Each member of the compensation committee is independent under our Corporate Governance Guidelines and applicable New York Stock Exchange listing standards.  The compensation committee has direct responsibility to:

●	review and approve corporate goals and objectives relevant to our chief executive officer’s compensation;

●	evaluate our chief executive officer’s performance in light of those goals and objectives;

●
either as a committee or together with the other independent directors, as directed by the Board of Directors, determine and approve our chief executive officer’s compensation level based on this evaluation;

●	make recommendations to the Board of Directors with respect to executive officer compensation, incentive compensation plans, and equity-based plans that are subject to Board of Directors approval;

●
review and discuss with management the compensation discussion and analysis and based on such review and discussion determine whether to recommend to the Board of Directors that the compensation discussion and analysis be included in our proxy statement for the annual meeting of shareholders;

●	produce the compensation committee report as required by the Securities and Exchange Commission to be included in our proxy statement for the annual meeting of shareholders;

●	oversee our compensation and employee benefit plans and practices; and

●	assist the Board of Directors in the oversight of risks arising from our compensation policies and practices.

The compensation committee and the Board of Directors have sole responsibility to determine executive officer compensation, which responsibility may not be delegated.  Total compensation for each executive officer is determined by the compensation committee, which then submits its recommendations to the other independent directors on the Board of Directors for approval.  Our chief executive officer, executive vice president – administrative services and chief financial officer, vice president – human resources and corporate services, and corporate secretary attend compensation committee meetings.  For additional information on the role of our executive officers in the compensation-setting process, please refer to the Compensation Discussion and Analysis in this proxy statement.  The compensation committee chair works with our management to establish agendas for the compensation committee meetings.  The compensation committee meets in executive session, without management, as it deems necessary.

The compensation committee generally begins a review of compensation data at its September meeting, determines the performance goals and range of target awards of performance shares and restricted stock awards under our compensation plans at the November or January meeting, and determines new awards and payouts with respect to completed performance periods at its February or March meeting.  The February meeting occurs after the release of earnings for the prior year.  The compensation committee may also hold special meetings as necessary and may determine additional performance awards at other times in its discretion, including for promotions or new hires.  However, all awards to executives under the plans are approved by the Board of Directors.  Please refer to the Compensation Discussion and Analysis in this proxy statement for a discussion of our policies and procedures for determining and establishing executive compensation.

The compensation committee has sole authority to retain and terminate any consulting firm to assist the compensation committee in carrying out its responsibilities, including sole authority to approve the consulting firm’s fees and other retention terms.  The consulting firm also provides employee compensation and benefits survey data, which management and the compensation committee review in evaluating our employee compensation and benefit plans.  Although management may request services, the compensation committee must pre-approve the engagement of the consulting firm for any services to be provided to management.  These services may not interfere with the consulting firm’s advice to the compensation committee. The chairperson may pre-approve services between regularly scheduled meetings of the compensation committee.  Pre-approval of services by the chairperson must be reported to the compensation committee at its next meeting.

For purposes of determining 2011 compensation of our executive officers, the compensation committee retained Pay Governance LLC (Pay Governance), a nationally recognized consulting firm with extensive experience in the area of executive compensation, as the compensation committee’s compensation consultant.  The compensation committee also requested that the compensation consultant provide reports on executive compensation trends and analysis for the benefit of the compensation committee.

In addition, the compensation committee has responsibility for reviewing and making recommendations with respect to director compensation to the Board of Directors.  The compensation committee typically reviews director compensation on a bi-annual basis, most recently in January 2012, when the compensation committee asked its compensation consultant to perform an analysis of the competitive positioning of our non-employee director compensation program.  The compensation consultant evaluated annual board and committee retainers; board and committee meeting fees; committee chairperson premiums; annualized fair value of stock-based compensation; lead director compensation; and share ownership requirements. Based on this review, the compensation committee recommended and the Board of Directors approved increases to non-employee director compensation for 2012.  For additional information on director compensation, refer to Director Compensation for 2011 in this proxy statement.

During 2011, the compensation committee met five times.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the compensation committee during 2011 has (a) served as one of our officers or employees or (b) any relationship requiring disclosure under Item 404 of the Securities and Exchange Commission’s Regulation S-K.  None of our executive officers serve as a member of the board of directors, or as a member of a compensation committee, of any other company that has an executive officer serving as a member of our Board of Directors or our compensation committee.

Corporate Governance Committee

The corporate governance committee is also our nominating committee.  Each member is independent under our Corporate Governance Guidelines and the applicable New York Stock Exchange listing standards.  The corporate governance committee’s responsibilities include:

●	identifying individuals qualified to become directors, consistent with criteria approved by the Board of Directors;

●	selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders;

●	developing and recommending to the Board of Directors our Corporate Governance Guidelines;

●	overseeing the evaluation of the Board of Directors and management; and

●	taking a leadership role in shaping our corporate governance.

During 2011, the corporate governance committee met four times.

Executive Committee

The executive committee acts on behalf of the Board of Directors when the Board of Directors is not in session, except on those matters that require action of the full Board of Directors.  The executive committee also assists the Board of Directors in overseeing risk management.  During 2011, the executive committee met one time.

Board Membership Criteria and Consideration of Diversity

Directors should possess the highest personal and professional ethics, integrity, and values and be committed to representing the long-term interests of our shareholders.  Directors must also have an inquisitive and objective perspective, practical wisdom, and mature judgment.  Although the corporate governance committee and the Board of Directors do not have a formal policy for considering diversity in identifying nominees for director, we endeavor to have a board representing diverse experience at policy-making levels in business, finance, and accounting and in areas that are relevant to our business activities.  We believe our current directors bring a strong diversity of experiences to the Board of Directors as leaders in business, finance, accounting, regulation, and the utility industry.

Under the oversight of the corporate governance committee, the Board of Directors conducts an annual self-evaluation of its performance and utilizes the results to assess and determine the characteristics and critical skills required of directors.  In addition, our Corporate Governance Guidelines and the corporate governance committee charter provide that the corporate governance committee will annually review board committee assignments and consider the rotation of the chairman and members of the committees with a view toward balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints of the various directors.  At least one director must be an “audit committee financial expert.”  Directors are automatically retired immediately prior to the first annual meeting of shareholders after they reach age 72.  A majority of board members must be independent under our Corporate Governance Guidelines and applicable New York Stock Exchange listing standards.

Director Resignation Policy

In March 2012, our Board of Directors adopted a policy that provides that if any director nominee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” such election, the nominee must offer his or her resignation to the Board of Directors promptly after the voting results are certified.  The corporate governance committee, comprised entirely of independent directors and which will specifically exclude any director who is required to offer his or her own resignation, will consider the tendered resignation and make a recommendation to the Board of Directors, taking into account all factors deemed relevant, including, without limitation, the underlying reasons why shareholders withheld votes from such director (if ascertainable) and whether such underlying reasons are curable, the length of service and qualifications of the director whose resignation has been tendered, the director’s contributions to our company, whether by accepting such resignation we will no longer be in compliance with any applicable law, rule, regulation, or governing document, and whether or not accepting the resignation is in the best interests of our company and our shareholders.  Our Board of Directors will act upon the corporate governance committee’s recommendation within 90 days following certification of the shareholder vote and will consider the factors considered by the corporate governance committee and such additional information and factors as the Board of Directors believes to be relevant.  We will publicly disclose the Board of Directors’ decision and rationale with regard to any resignation offered under these circumstances.

Process for Determining Director Nominees

Our corporate governance committee is responsible for selecting and recommending to the Board of Directors candidates for election as directors.  Our Corporate Governance Guidelines contain procedures for the committee to identify and evaluate new director nominees, including candidates our shareholders recommend in compliance with our Corporate Governance Guidelines.

The corporate governance committee begins the process of identifying and evaluating nominees for director and keeps the full Board of Directors informed of the nominating process.  The corporate governance committee reviews candidates recommended by shareholders and may hire a search firm to identify other candidates.

The corporate governance committee gathers additional information on the candidates to determine if they qualify to be members of our Board of Directors.  The corporate governance committee examines whether the candidates are independent, whether their election would violate any federal or state laws, rules, or regulations that apply to us, and whether they meet all requirements under our Corporate Governance Guidelines, committee charters, bylaws, codes of business conduct and ethics, and any other applicable corporate document or policy.  The corporate governance committee also considers whether the nominees will have potential conflicts of interest and whether they will represent a single or special interest before finalizing a list of candidates for the full Board of Directors to approve.

Process for Shareholders to Recommend Candidates for Director

Our Corporate Governance Guidelines set forth the requirements that you must follow if you wish to recommend candidates for director to our corporate governance committee.  If you recommend a candidate for director, you must provide the following information:

●
the candidate’s name, age, business address, residence address, telephone number, principal occupation, the class and number of shares of our voting stock the candidate owns beneficially and of record, a statement as to how long the candidate has held such stock, a description of the candidate’s qualifications to be a director, whether the candidate would be an independent director, and any other information you deem relevant with respect to the recommendation; and

●	your name and address as they appear on our books, the class and number of shares of voting stock you own beneficially and of record, and a statement as to how long you have held the stock.

Recommendations must be sent to our corporate secretary at the address provided below.  Our corporate secretary will review all written recommendations and send those conforming to these requirements to the corporate governance committee for review and consideration.

The guidelines above provide information for shareholders who wish to recommend candidates for director for consideration by the corporate governance committee.  Shareholders who wish to nominate persons for election to the Board of Directors, rather than recommend candidates for consideration, must follow the procedures set forth in our bylaws.  Copies of our bylaws may be obtained by writing or calling our corporate secretary at IDACORP, Inc., 1221 West Idaho Street, Boise, Idaho 83702, telephone number: (208) 388-2200.  See also the section entitled 2013 Annual Meeting of Shareholders in this proxy statement.

Communications with the Board of Directors and Audit Committee

Shareholders and other interested parties may communicate with members of the Board of Directors by:

●	calling (866) 384-4277 if they have a concern to bring to the attention of the Board of Directors, our chairman of the Board of Directors, or our non-employee directors as a group; or

●	logging on to www.ethicspoint.com and following the instructions to file a report if the concern is of an ethical nature.

Our general counsel receives all such communications and forwards them to the chairman of the Board of Directors.  If your report concerns questionable accounting practices, internal accounting controls, or auditing matters, our general counsel will also forward your report to the chairman of the audit committee.

RELATED PERSON TRANSACTION DISCLOSURE

Our Related Person Transactions Policy

On March 15, 2007, our Board of Directors adopted a written related person transactions policy.  The policy defines a related person transaction as one in which the amount exceeds $100,000 and excludes:

●	transactions available to all employees generally;

●	the purchase or sale of electric energy at rates fixed in conformity with law or governmental authority;

●	transactions involving compensation, employment agreements, or special supplemental benefits for directors or officers that are reviewed and approved by the compensation committee; and

●	transactions between or among companies within the IDACORP family.

The related person transactions policy defines a “related person” as any:

●	officer, director, or director nominee of IDACORP or any subsidiary;

●	person known to be a greater than 5% beneficial owner of IDACORP voting securities;

●	immediate family member of the foregoing persons, or person (other than a tenant or employee) sharing the household of the foregoing persons; or

●	firm, corporation, or other entity in which any person named above is employed, is a partner or principal or in a similar position, or is a greater than 5% beneficial owner.

The corporate governance committee administers the policy, which includes procedures to review related person transactions, approve related person transactions, and ratify unapproved transactions.  The policy also specifically requires (a) prior corporate governance committee approval of proposed charitable contributions or pledges of charitable contributions in excess of $100,000 in any calendar year to a charitable or not-for-profit organization identified as a related person, except those nondiscretionary contributions made pursuant to our matching contribution program; and (b) prior board approval of the hiring of immediate family members of directors and officers.  The policy also requires approval of any material change in the terms of employment of an immediate family member, including compensation, in the event a person becomes a director or officer and the immediate family member is already an employee of our company.  The Board of Directors may approve a proposed related person transaction after reviewing the information considered by the corporate governance committee and any additional information it deems necessary or desirable:

●	if it determines in good faith that the transaction is in, or is not inconsistent with, the best interests of our company and the shareholders; and

●	if the transaction is on terms comparable to those that could be obtained in an arm’s-length dealing with an unrelated third party.

Related Person Transactions in 2011

During 2011, Steven R. Keen held the title of vice president, finance and treasurer of IDACORP and Idaho Power, which position he held since June 1, 2010.  Effective January 1, 2012, Steven Keen was promoted to senior vice president, finance and treasurer of Idaho Power, and retained his then-current title at IDACORP.  Steven Keen is the brother of J. LaMont Keen, president and chief executive officer and a director of IDACORP and chief executive officer of Idaho Power.  For 2011, Steven Keen had a base salary of $230,000, received an incentive payment under our short-term incentive plan of $149,328, paid in 2012 for 2011, and received an award of (a) 915 time-vesting restricted shares with a three-year restricted period through December 31, 2013 and (b) 1,830 performance shares at target with a three-year performance period through December 31, 2013.  The compensation committee and Board of Directors approved all elements of Steven Keen’s 2011 compensation.

In September 2006, the Board of Directors, acting upon a recommendation of the corporate governance committee, determined that director Richard Reiten had a material relationship with Idaho Power and no longer met the director independence criteria set forth in the applicable New York Stock Exchange listing standards and our Corporate Governance Guidelines.  In September 2006, Mr. Reiten’s son became president of Pacific Power, a division of PacifiCorp, which, with Idaho Power, owns the Jim Bridger power plant and coal mine located near Rock Springs, Wyoming.  Idaho Power owns one-third of the power plant and mine, and PacifiCorp owns the other two-thirds. Mr. Reiten’s son was not affiliated with PacifiCorp prior to his selection as president of Pacific Power.

Idaho Power has a number of relationships with PacifiCorp and its subsidiaries.  During 2011, Idaho Power funded $49.7 million to PacifiCorp for its one-third share of the annual operating and capital costs for the Jim Bridger power plant.  Idaho Power also purchased $63.8 million of coal from the Jim Bridger coal mine in 2011, for its one-third share of coal delivered from the mine to the Jim Bridger power plant.  In 2011, Idaho Power funded $45.4 million to the mine to cover its share of operating and capital costs and the mine distributed $42.8 million back to Idaho Power.  In addition, Idaho Power purchases wholesale energy and transmission from PacifiCorp.  In 2011, these expenses totaled $3.5 million.  PacifiCorp also purchases energy and transmission from Idaho Power, and in 2011 revenues from these sales totaled $21.6 million.  Idaho Power and PacifiCorp are also parties to joint purchase and sale agreements executed in 2010 and in January 2012 executed joint funding agreements for two 500-kV transmission projects.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND
FIVE-PERCENT SHAREHOLDERS

The table below sets forth the number of shares of our common stock beneficially owned on March 1, 2012, by our directors and nominees, by our named executive officers listed in the 2011 Summary Compensation Table, and by our directors and executive officers as a group. Under Securities and Exchange Commission rules, “beneficial ownership” for purposes of this table takes into account shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options). The beneficial owners listed have sole voting and investment power with respect to shares beneficially owned, including shares they own through the Idaho Power Company Employee Savings Plan and our Dividend Reinvestment and Stock Purchase Plan, except as to the interests of spouses or as otherwise indicated.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership1	Stock Options2	Percent of Class
Non-Employee Directors
C. Stephen Allred3	Common Stock	6,050	—	*
Richard J. Dahl	Common Stock	6,082	—	*
Judith A. Johansen4	Common Stock	9,056	—	*
Christine King	Common Stock	8,476	—	*
Gary G. Michael	Common Stock	16,847	—	*
Jan B. Packwood	Common Stock	11,537	—	*
Richard G. Reiten5	Common Stock	16,011	3,000	*
Joan H. Smith6	Common Stock	12,069	3,000	*
Robert A. Tinstman7	Common Stock	19,842	5,250	*
Thomas J. Wilford	Common Stock	15,375	3,000	*
Named Executive Officers
J. LaMont Keen8	Common Stock	161,980	—	*
Darrel T. Anderson	Common Stock	61,183	—	*
Rex Blackburn	Common Stock	21,665	—	*
Daniel B. Minor9	Common Stock	48,886	—	*
Lisa A. Grow	Common Stock	20,891	—	*
All directors and executive officers as a group (26 persons)10	Common Stock	601,724	15,440	1.20%

 *      Less than 1%.

1
Includes shares of common stock subject to forfeiture and restrictions on transfer granted pursuant to the IDACORP Restricted Stock Plan or the IDACORP 2000 Long-Term Incentive and Compensation Plan. Also includes shares of common stock that the beneficial owner has the right to acquire within 60 days upon exercise of stock options. Share numbers are rounded to the nearest whole share.

2	Exercisable within 60 days of March 1, 2012 and included in the Amount and Nature of Beneficial Ownership column.
3	Includes 5,950 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the Board of Directors.
4	Includes 6,220 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the Board of Directors.
5	Includes 6,220 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the Board of Directors.
6	Includes 6,220 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the Board of Directors.
7	Includes 6,220 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the Board of Directors
8
Mr. Keen maintains margin securities accounts at brokerage firms, and the positions held in such margin accounts, which may from time to time include shares of common stock, are pledged as collateral security for the repayment of debt balances, if any, in the accounts. At March 1, 2012, Mr. Keen held 955 shares of common stock in these accounts.

9
Mr. Minor maintains a margin securities account at a brokerage firm, and the position held in such margin account, which may from time to time include shares of common stock, is pledged as collateral security for the repayment of debt balances, if any, in the account. At March 1, 2012, Mr. Minor held 14,057 shares of common stock in this account.

10	Includes 102,954 shares owned by seven persons who are executive officers of Idaho Power Company but not IDACORP, of which no shares are represented by options to purchase common stock.

The table below sets forth information with respect to each person we know to be the beneficial owner of more than five percent of our outstanding common stock as of March 1, 2012.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
First Eagle Investment Management, LLC	Common Stock	4,450,119(1)	8.90%
1345 Avenue of the Americas
New York, NY 10105

BlackRock, Inc.	Common Stock	3,576,126(2)	7.15%
40 East 52nd Street
New York, NY 10022

(1)
Based on a Schedule 13G/A filed on February 14, 2012, by First Eagle Investment Management, LLC. First Eagle Investment Management, LLC reported sole voting power as to 4,349,742 shares and sole dispositive power with respect to 4,450,119 shares. The First Eagle Global Fund, a registered investment company for which First Eagle Investment Management, LLC acts as investment advisor, may be deemed to beneficially own 3,760,485 of such shares.

(2)
Based on a Schedule 13G/A filed on February 13, 2012, by BlackRock, Inc.  BlackRock, Inc. reported sole voting and dispositive power with respect to 3,576,126 shares as the parent holding company or control person of BlackRock Japan Co. Ltd.; BlackRock Advisors (UK) Limited; BlackRock Institutional Trust Company, N.A.; BlackRock Fund Advisors; BlackRock Asset Management Canada Limited; BlackRock Asset Management Australia Limited; BlackRock Advisors, LLC; BlackRock International Limited; and BlackRock Investment Management, LLC.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis contains statements regarding future corporate performance targets and goals.  These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance.  We specifically caution investors not to apply these statements to other contexts.

Introduction

Our review of executive compensation in this Compensation Discussion and Analysis begins with an overview of our 2011 performance and related executive-level compensation, followed by a description of our overall executive compensation philosophy and policy, which are the general principles that guide our executive compensation decisions.  We then describe the components of our executive compensation and the process that our compensation committee uses to set executive compensation.  Finally, we explain how the compensation committee applied its compensation process to establish our named executive officers’, or NEOs’, level of compensation for 2011.  For the year ended December 31, 2011, our NEOs were as follows (with their titles at IDACORP and Idaho Power in effect as of the date of this proxy statement):

●	J. LaMont Keen, president and chief executive officer of IDACORP and chief executive officer of Idaho Power;

●	Darrel T. Anderson, executive vice president – administrative services and chief financial officer of IDACORP and president and chief financial officer of Idaho Power;

●	Daniel B. Minor, executive vice president of IDACORP and executive vice president and chief operating officer of Idaho Power;

●	Rex Blackburn, senior vice president and general counsel of IDACORP and Idaho Power; and

●	Lisa A. Grow, senior vice president – power supply of Idaho Power.

Prior to January 1, 2012, Mr. Keen was president and chief executive officer of IDACORP and Idaho Power, Mr. Anderson was executive vice president – administrative services and chief financial officer of IDACORP and Idaho Power, and Mr. Minor was executive vice president of IDACORP and executive vice president – operations of Idaho Power.

Executive Overview

Our executive compensation programs have remained substantially the same for several years and are premised on a pay-for-performance model.  Our executive compensation programs are designed to align the interests of senior management with our shareholders and other stakeholders by tying a significant portion of compensation to our financial and operational performance.  As an executive’s level of responsibility within our organization increases, so does the percentage of total compensation at risk.  This approach aligns the interests of our executives who have the highest level of decision-making authority and policy-making functions with the interests of our shareholders and other stakeholders.

Our 2011 Performance and NEO Compensation Design

The year 2011 was a successful one for our company in a number of ways, including the following:

●	our 2011 net income attributable to IDACORP increased by $23.9 million, or 16.7 percent, compared to 2010;

●	we received approval by the U.S. Congress Joint Committee on Taxation of a tax method change for uniform capitalization;

●
Idaho Power achieved a settlement in its 2011 Idaho general rate case, obtained a base rate increase for recovery of the Idaho-allocated portion of Idaho Power’s cash contributions to its defined benefit pension plan, and benefited from several other positive regulatory developments;

●
Idaho Power executed a settlement agreement with the IPUC extending through 2014 the ability to amortize additional accumulated deferred investment tax credits to help achieve a minimum annual return on year-end equity in the Idaho jurisdiction of 9.5 percent;

●
in November 2011, our Board of Directors adopted a dividend policy that targets a dividend payout ratio of 50 to 60 percent of sustainable earnings, and in January 2012 voted to increase our quarterly dividend by 10 percent to $0.33 per common share;

●	Idaho Power executed cost-sharing arrangements with other parties for the permitting of the Boardman-to-Hemingway and Gateway West 500-kV transmission line projects; and

●
Idaho Power continued to reinforce and improve its electrical system, resulting in greater service reliability and customer satisfaction.  In the J.D. Power & Associates 2011 Electric Utility Residential Customer Satisfaction Study, Idaho Power ranked in the top quartile of the 120 largest utilities in the country for customer satisfaction.

Please also refer to “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2011 for a more detailed description of our 2011 financial results.

Consistent with prior years, we designed our 2011 executive compensation program to provide sufficient fixed compensation (base salary) to promote retention of our executives, and to provide at-risk incentive compensation (short-term and long-term incentive compensation) to help ensure a focus on operational and financial performance for the benefit of our company, our shareholders, and our other stakeholders.  Our short-term incentive compensation is paid in cash based on single-year performance and our long-term incentive compensation is paid in IDACORP common stock in the form of time-vesting restricted stock and performance shares based on three-year performance.  We established each individual executive’s 2011 base salary and incentive opportunity based on our annual assessment of the market compensation for each executive’s position and the executive’s experience and performance level in that position.

For 2011, approximately 68 percent of IDACORP’s president and chief executive officer’s total target direct compensation (base salary and short- and long-term incentive opportunity) and approximately 56 percent of our other NEOs’ total target direct compensation (on average) consisted of at-risk compensation in the form of short- and long-term incentives.  The allocation of the target pay mix is illustrated below.

CEO Target Pay Mix	Other NEO Average Target Pay Mix

We set rigorous performance goals for our short- and long-term incentive compensation to assure that payouts reflect positive performance benefiting our shareholders and other stakeholders.  The 2011 performance goals and their respective weightings for our short- and long-term incentive compensation were as follows (“CEPS” means cumulative earnings per share; “TSR” means relative total shareholder return):

Short-term Incentive	Long-term Incentive

As a result of the use of these metrics in our compensation design, our executives’ actual annual compensation levels can vary considerably depending on our company’s operational and financial performance.  In years of high performance relative to the established metrics, our executives receive greater levels of compensation, and in years of lower performance, incentive compensation will decline.

Our strong 2011 earnings performance resulted from a number of accomplishments, including our rate compacts with the IPUC and our successful resolution of a uniform capitalization tax method change.  Our operational performance for 2011 was also outstanding, marked by improvements in both customer satisfaction and service reliability performance.  We have continued to reinforce and improve our electrical system, resulting in greater service reliability and customer satisfaction.  Our positive financial and operational performance in 2011 led to the following short- and long-term incentive results for 2011:

Short-Term Incentive (2011 Performance)		Long-Term Incentive (2009-2011 Performance Period)
Metric	Result	Metric	Result
Customer Satisfaction	Between Target and Maximum	CEPS	Maximum
Network Reliability	Maximum	TSR	Between Threshold and Target
Consolidated Net Income	Maximum

Each year we review and establish the threshold, target, and maximum performance levels for each of our incentive plan goals.  We choose the performance levels carefully to assure that the goals properly reflect our performance, are realistic enough to be achievable, and are difficult enough to incentivize outstanding performance.  We generally seek to raise the required performance levels for our incentive plan goals over time to encourage increasing year-over-year performance.  For our two short-term incentive operational goals of customer satisfaction and service reliability, we have either maintained or increased the target performance levels each year since the operational goals were first adopted in 2006.

For our short-term incentive financial goal of IDACORP consolidated net income, we have increased the target performance level significantly, as shown below.		For our long-term incentive goal of IDACORP cumulative earnings per share (CEPS), we have also increased the target performance level significantly, as shown below.

Year	Target CNI	Performance Period	Target CEPS
2006	$81 million	2006-2008	$6.00
2007	$87 million	2007-2009	$6.20
2008	$89 million	2008-2010	$6.20
2009	$100 million	2009-2011	$6.30
2010	$131 million	2010-2012	$8.15
2011	$139 million	2011-2013	$8.45

Our other long-term incentive financial goal of IDACORP TSR is a relative goal and thus we have not increased the target performance level for that goal, which remains at the 55th percentile of our total shareholder return peer group.

We have needed to produce significantly increased net income over the past five years to reach our increasing short- and long-term incentive financial goals.  And, in fact, our net income has increased substantially over the course of the five-year period, as follows:

Additional Analysis of CEO Compensation

There has been increasing emphasis on the correlation between total shareholder return and chief executive officer compensation.  We believe our total shareholder return has been limited over the past several years by our relatively low dividend payout ratio compared to our peers, which is in part due to a recent period of significant capital expenditures for new infrastructure.  We announced a new dividend payment policy in November 2011 that provides for a target long-term dividend payout ratio of between 50 and 60 percent of sustainable IDACORP earnings, with the flexibility to achieve that payout ratio over time and to adjust the payout ratio or to deviate from the target payout ratio from time to time based on the various factors that drive the board’s dividend decisions.  On January 19, 2012, the Board of Directors voted to increase the quarterly dividend payable February 29, 2012 to $0.33 per share of IDACORP common stock, from the prior dividend amount of $0.30 per share of IDACORP common stock.  We believe that this policy will benefit our total shareholder return over time.

With respect to compensation of Mr. LaMont Keen, IDACORP’s president and chief executive officer, the compensation committee considers the reported change in pension value as one consideration in determining his compensation.  We believe the significant levels of “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the 2011 Summary Compensation Table, and inclusion of that amount in the calculation of total compensation shown in the “Total” column in the 2011 Summary Compensation Table, may distort Mr. Keen’s actual direct compensation and underemphasize the degree to which his compensation is dependent upon the achievement of performance-related goals.  The table below shows Mr. Keen’s total compensation since 2007 as reported in our Summary Compensation Tables, the annual amounts of change in pension value included in each year’s total compensation figures for Mr. Keen, and the amount of his compensation that is unrelated to the change in his estimated pension value.

Year	Total Compensation	Change in Pension Value	Total Compensation Excluding Change in Pension Value
2007	$1,513,114	$251,502	$1,261,612
2008	$3,024,152	$976,156	$2,047,996
2009	$3,717,968	$1,590,522	$2,127,446
2010	$3,692,862	$1,609,836	$2,083,026
2011	$4,464,311	$2,162,667	$2,301,644

The compensation figures reflect the fact that the compensation committee increased Mr. Keen’s base salary and short-term and long-term incentive opportunities as Mr. Keen gained experience in the chief executive officer position.

In addition, a significant portion of Mr. Keen’s reported total compensation from 2007 through 2011 is comprised of a change in the estimated value of his future pension benefit payments, which are estimates only and are not realizable until his retirement.  We believe the large values under this category overstate Mr. Keen’s annual compensation because (1) they do not represent direct compensation paid to Mr. Keen for his service as chief executive officer and (2) they are based on Mr. Keen’s over 37 years of service to our company, rather than only the years he has served as our chief executive officer.  As our formula for estimating future pension benefits takes into account, among other things, years of service and final average pay, his many years of service to our company and length of time as our chief executive officer (and even longer as an employee) dramatically impact the total compensation listed in the 2011 Summary Compensation Table.  Accordingly, we do not believe that the “Total” column in the 2011 Summary Compensation Table reflects an accurate or representative figure for comparison of our chief executive officer’s pay to the pay of our peers’ chief executive officers.

Our Compensation Philosophy and Policy

Compensation decisions for our executive officers, including our NEOs, are made in the context of our overall compensation philosophy.  Our executive compensation philosophy is to provide balanced and competitive compensation to our executive officers to:

●	ensure that we are able to attract and retain high-quality executive officers; and

●
motivate our executive officers to achieve performance goals that will benefit our shareholders and customers and contribute to the long-term success and stability of our business without excessive risk-taking.

Our Board of Directors adopted a formal executive compensation policy in January 2007, upon the recommendation of the compensation committee.  The compensation committee reviews the policy annually, and the Board of Directors amended the policy in January 2011.  The policy includes the following compensation-related objectives:

●	manage officer compensation as an investment with the expectation that officers will contribute to our overall success;

●	recognize officers for their demonstrated ability to perform their responsibilities and create long-term shareholder value;

●	be competitive with respect to those companies in the markets in which we compete to attract and retain the qualified executives necessary for long-term success;

●	be fair from an internal pay equity perspective;

●
ensure effective utilization and development of talent by working in concert with other management processes, such as performance appraisal, management succession planning, and management development; and

●	balance total compensation with our ability to pay.

In addition to the process and tools our compensation committee uses for setting executive compensation, our compensation philosophy involves a number of governance principles, including:

●	providing our shareholders with an opportunity to cast an advisory vote on executive compensation on an annual basis;

●	minimum stock ownership and retention requirements for our officers;

●	an independent compensation committee;

●	maintaining the separation of the roles of chairman of our Board of Directors and chief executive officer, and strong board committee chairs;

●	retention by the compensation committee of an independent compensation consultant;

●	prohibitions on hedging transactions by our officers;

●	an annual review of compensation-related risks; and

●	insider trading prohibitions.

Components of Our Executive Compensation

Total compensation for our executive officers has the following primary components:

●
Base salary – Base salary is the foundational component of executive officer compensation and consists of fixed cash salary.  We pay base salaries in order to provide our executive officers with sufficient regularly paid income and to secure officers with the knowledge, skills, and abilities necessary to successfully execute their job duties and responsibilities.  Base salary is not based on or adjusted pursuant to enterprise performance goals but rather is based on or adjusted pursuant to a series of factors related to the officer’s position, experience, and individual performance.

●	Incentive compensation – We pay incentive compensation to motivate executive officers to achieve performance goals that will benefit our shareholders and customers, with the following components:

–
Short-term incentive compensation – Short-term incentive compensation under the Executive Incentive Plan is intended to encourage and reward short-term performance and is based on performance goals achievable annually.  We award executive officers the opportunity to earn cash-based short-term incentives in order to be competitive from a total compensation standpoint and to ensure focus on annual financial, operational, and/or customer service goals; and

–
Long-term incentive compensation – Long-term incentive compensation under the IDACORP 2000 Long-Term Incentive and Compensation Plan is intended to encourage and reward long-term performance and promote retention and is based on performance goals achievable over a period of years.  We grant executive officers the opportunity to earn stock-based long-term compensation in order to be competitive from a total compensation standpoint, to ensure focus on long-term financial goals, to develop and retain a strong management team through share ownership, to recognize future performance, and to maximize shareholder value by aligning executive interests with shareholder interests.

●
Post-termination benefits – We believe the retirement benefits we provide encourage our executive officers to make long-term commitments to our company and serve as an important retention tool because benefits under our retirement benefit plans (including our defined benefit pension plan) increase with an employee’s period of service and earnings and are not portable.  In addition, we believe the change in control agreements we have with our executive officers promote retention during periods of uncertainty.

●
Limited other benefits – Other benefits include our 401(k) match, an Executive Deferred Compensation Plan, and limited perquisites.  We believe these other benefits are important in recruiting and retaining executive talent.

Our Process for Setting Executive Compensation

The key steps our compensation committee follows in setting executive compensation are to:

●	review the components of executive compensation;

●	analyze executive compensation market data to ensure competitive compensation;

●	review total compensation structure (including an internal pay equity analysis) and allocation of compensation; and

●	review executive officer performance, responsibility, and experience to determine individual compensation levels.

Role of Management and Compensation Consultants in Compensation Determinations

Our compensation committee, compensation consultant, and management all participate in the process of setting executive compensation.  The compensation committee has primary responsibility for determining the compensation provided to our executive officers.  The compensation committee receives information and advice from its compensation consultant and from management and makes a determination of executive officer compensation, which the committee then recommends to the full Board of Directors for approval.

The compensation committee retained Pay Governance in 2010 for advice regarding executive officer compensation for 2011, primarily to provide the compensation committee with general compensation market information and trends, and to provide insight and analysis at compensation committee meetings.  Pay Governance does not currently, and did not during 2011, provide services to our company beyond its advice regarding executive officer compensation.

Our executive officers are also involved in the process of reviewing executive compensation, and our president and chief executive officer, our executive vice president – administrative services and chief financial officer, our vice president – human resources and corporate services, and our corporate secretary regularly attend compensation committee meetings.  The president and chief executive officer and certain of our executive and senior vice presidents review and comment on the market compensation data provided by our human resources department, including the make-up of market comparison groups and the description of comparable officer positions.  The president and chief executive officer and the executive and participating senior vice presidents utilize the competitive market data, along with other factors related to an executive officer’s position, experience, and individual performance, to develop proposed compensation levels for those executive vice presidents, senior vice presidents, or vice presidents that report to them.  Our executive officers also review and recommend performance goals and goal weightings for our short-term and long-term incentive plans.  Our executive vice president – administrative services and chief financial officer presents these compensation proposals to the compensation committee, which reviews and may modify the proposals before approving them.  Our chief executive officer is not involved in the review of his own compensation.

Market Compensation Analysis

In September 2010, our human resources department used market compensation data generated by Towers Watson to prepare a market compensation analysis, which was used to assist the compensation committee in establishing 2011 executive officer compensation levels.  The market compensation analysis provides a market compensation range for each of our executive officer positions for base salary, short-term incentive compensation, and long-term incentive compensation, and for combinations of these three elements, based on compensation data drawn for officers in similar positions at peer group companies in similar circumstances.  The market compensation information is important because it provides an indication of what levels of compensation are needed to enable us to remain competitive with other companies in attracting and retaining executive officers.

The compensation committee uses the market compensation ranges for each executive officer position as an important guide for setting executive compensation.  More specifically, the market level for each executive officer position provides an effective starting point for evaluating the proper level of compensation for the officer occupying that position.  Individual executive officer’s compensation may be positioned above or below the market level for their positions, depending on their experience, responsibility, and performance.  The compensation committee uses its judgment and our chief executive officer’s performance feedback in assessing experience, responsibility, and performance and determining whether and where an executive officer’s compensation should align relative to the market level.

The two sources of market compensation data we used to prepare the market compensation analysis for the development of our 2011 executive officer compensation were:

●	Towers Watson’s 2010 annual private nationwide survey of corporate executive compensation, with the compensation figures aged 3 percent to reflect projected compensation at January 1, 2011; and

●	2010 public proxy statement compensation data from designated peer group companies.

Private Survey Compensation Data:

Following is a breakdown of Towers Watson’s 2010 private survey data used in our market compensation analysis (see Appendix A to this proxy statement for the names of the companies included in the survey data):

	Annual Revenues Less Than $1 Billion			Annual Revenues Between $1 Billion and $3 Billion
Survey1	Number of Companies Participating (#)	Average Market Capitalization ($)	Number of Publicly Traded Companies (#)	Number of Companies Participating (#)	Average Market Capitalization ($)	Number of Publicly Traded Companies (#)

General Industry Executive Compensation Database	54	$1.2 billion	45	123	$3.1 billion	98

Energy Services Industry Executive Compensation Database	22	$911 million	5	30	$6.0 billion	22

1
The information in the table is based solely on information provided by the publishers of the surveys and is not deemed filed or a part of this Compensation Discussion and Analysis for certification purposes.

Our annual revenues were approximately $1.0 billion in each of 2009, 2010, and 2011, which places us in close proximity to the $1.0 billion annual revenue division point between the two survey groups indicated above.  As we discuss below, we believe that our revenues tend to be lower as compared with other companies of similar size and complexity due to our relatively low electricity prices.

For purposes of determining 2011 compensation, the survey groups were divided into an energy industry comparison group, a general industry comparison group, and a blended comparison group weighted 80 percent for energy companies and 20 percent for general industry companies.  The compensation committee used the energy comparison group as the market benchmark for our utility-based executive officer positions, which for our NEOs included Ms. Grow.  The compensation committee included the blended comparison group as a market benchmark for our broader market executive officer positions, which for our NEOs included Mr. Keen, Mr. Anderson, Mr. Minor, and Mr. Blackburn.  The market comparison showed, among other items, the 50th percentile of market compensation for each executive officer position.

In establishing a market target for each executive officer, we generally seek to use the market median of the comparison group data – the 50th percentile of that group.  However, in some instances there may be insufficient comparable company data for an executive officer’s position, or the average revenues of the companies that have a comparable officer position may be substantially higher or lower than ours.  In such a case, we may establish an executive officer’s market target using a subset of companies in a higher or lower percentile (based on revenues) of the available comparison group data.

Based on a recommendation from our compensation consultant, our human resources department has historically, and for 2011, established and recommended to the compensation committee a competitive range of target direct compensation for each executive officer position.  For 2011, the target direct compensation range was 85 percent to 115 percent of the market target for the respective position.  Our executive officer compensation typically will fall within the range of 85 percent to 115 percent of the market target, but we may set compensation levels above or below this range depending on the experience, responsibility, and performance of the particular executive officer.

Public Proxy Compensation Data:

Our second source of market compensation data comes from the public proxy statements of our designated peer group companies.  Our management and the compensation committee worked together in developing and approving two peer groups of companies consisting of a regional general industry peer group of 12 companies and a national energy industry peer group of 11 companies, which were the same companies we used for the prior year.

The regional general industry peer group companies were:

Avista Corp.	Nautilus Inc.	Portland General Electric Company
Coldwater Creek Inc.	Northwest Natural Gas Co.	Questar Corp.
Columbia Sportswear Co.	Nu Skin Enterprises Inc.	Schnitzer Steel Industries Inc.
Micron Technology Inc.	Plum Creek Timber Co. Inc.	Sky West Inc.

The national energy industry peer group companies were:

Avista Corp.	Empire District Electric Co.	NV Energy
Cleco Corp.	Great Plains Energy Inc.	UniSource Energy Corp
DPL Inc.	PNM Resources Inc.	Westar Energy Inc.
El Paso Electric Co.	Portland General Electric

While we have lower revenues than a number of the peer group companies, this reflects the fact that our electricity prices are among the lowest in the nation.  The compensation committee believes that our low electricity prices do not reduce the size or complexity of our business and that our peer groups are appropriate for executive officer compensation comparison purposes.  Our assets are above the average of the two peer groups, and our market capitalization is similar in size to the peer group averages.

We use the Edison Electric Institute 100 Electric Utilities Index for our performance graph peer group to measure IDACORP’s overall financial performance.  While the peer groups above are different from the Edison Electric Institute 100 Electric Utilities Index, the compensation committee believes these smaller, more focused groups are representative of our size, complexity, and diversity and are appropriate for compensation comparison purposes.

While the Towers Watson private survey data applies to all of our executive officer positions, the public proxy compensation data is limited to the NEO positions of the peer group companies reviewed.  Accordingly, our use of public proxy compensation data in the market compensation analysis is focused on our NEOs.  Under the market compensation analysis, our human resources department identified comparable executive officer positions within the public proxy peer group companies and developed compensation tables showing the comparable executive officers’ base salary, short-term incentive compensation, long-term incentive compensation, and combinations of these elements.  Our human resources department then compared our current executive officer compensation with the executive officer compensation from the public proxy peer groups.

Because the public proxy compensation data is not nearly as broad or detailed as the Towers Watson private survey data, the compensation committee used the public proxy compensation data as a secondary data source to provide general confirmation of the compensation levels for our NEOs.  The compensation committee’s primary information source in assessing competitive compensation levels is Towers Watson’s more comprehensive private survey data.

Total Compensation Structure

Each year, the compensation committee reviews the total compensation structure for each NEO.  This review allows the compensation committee to consider all elements of executive compensation as part of the compensation setting process.  As in prior years, the compensation committee began this process for 2011 executive compensation with a review of the compensation elements set forth in the Summary Compensation Table from the previous year’s proxy statement.  This breakdown includes actual compensation levels for the prior two years and the proposed compensation levels for the upcoming year.

In addition, the compensation committee reviewed the potential termination and change in control payments to which the NEOs would be entitled upon the occurrence of certain events.  The compensation committee also reviewed an internal pay equity analysis performed in February 2011, which showed the following ratios for 2010 internal pay equity:

Officer Comparison	Internal Pay Ratio
Chief executive officer to executive and senior vice presidents	2.93x
Chief executive officer to senior managers	9.01x

The review of our executive officers’ levels of historical compensation, potential termination and retirement benefits, internal equity, and IDACORP stock ownership help the compensation committee determine whether any element or level is so high or low that the compensation committee should adjust an executive officer’s direct compensation.  Based on this review, the compensation committee determined that no such adjustment was needed for 2011.  In making this determination, the compensation committee exercised its subjective judgment and did not rely on specific information resources.

Allocation of Compensation

Our executive compensation policy provides that cash compensation (including base salary and short-term incentive payments) at target for all of our executive officers should range from 55 percent to 80 percent of total target compensation.  In addition, the policy provides that the short-term incentive compensation target varies by position and should range from approximately 15 percent to 25 percent of an executive officer’s total target compensation.  The policy also provides that long-term incentive compensation (consisting of two-thirds performance shares and one-third time-vesting restricted stock) at target for our executive officers should range from 20 percent to 50 percent of total target compensation.  The higher the executive officer’s position, the greater the emphasis on long-term results and, therefore, on equity-based compensation.  Accordingly, our president and chief executive officer’s compensation is typically weighted more heavily toward long-term incentive compensation in the form of stock grants under the IDACORP 2000 Long-Term Incentive and Compensation Plan compared to our other executive officers’ compensation.  We believe this structure provides the appropriate balance between at-risk compensation tied to executive performance and guaranteed compensation that promotes executive retention.

The compensation committee believes incentive compensation (including short-term and long-term compensation) comprising 35 percent to 75 percent of total target compensation is appropriate because:

●	our executive officers, including our NEOs, are in positions to drive, and therefore bear high levels of responsibility for, our corporate performance;

●	incentive compensation is at risk and dependent upon our performance; and

●
making a significant amount of our executive officers’ (including our NEOs’) target compensation contingent upon results that are beneficial to shareholders helps ensure focus on the goals that are aligned with our overall strategy.

The compensation committee believes that our executive compensation structure is well balanced in addressing our compensation objectives.  In particular, base salary and severance/retirement benefits provide competitive income security for our executives, and short- and long-term incentive awards provide additional compensation opportunities for outstanding performance and motivation for our executive officers to achieve our operational and financial goals.

The compensation committee also believes that our executive compensation structure is meeting our fundamental compensation objectives of attracting and retaining qualified executives and motivating those executives to achieve key performance goals for the benefit of our customers and shareholders.  We have been able to retain qualified executive officers from within our organization, in the case of Mr. Keen, Mr. Minor, and Ms. Grow, and to attract qualified executive officers from outside our organization, such as Mr. Anderson and Mr. Blackburn.  We believe that retaining these officers over the long term has helped us to establish a cohesive executive team that we believe has delivered superior results for our shareholders and other stakeholders.

Executive Officer Evaluation

As noted above, after the compensation committee reviews the market compensation data and has considered the structure and proper allocation of compensation, it reviews each executive officer’s level of experience, responsibility, and performance to determine what the executive officer’s compensation should be relative to the market range.  For the review of our president and chief executive officer, each of our directors completes an annual written evaluation, which addresses strengths, achievements, opportunities for improvement, and other attributes of the president and chief executive officer’s performance, the results of which are discussed by the full board.  This evaluation covers the following fourteen executive attributes:

Strategic Capability	Leadership	Performance

Vision – builds and articulates a shared vision	Character – committed to personal and business values and serves as a trusted example	Financial – financial performance meets or exceeds plan and is competitive relative to industry peers

Strategy – develops a sound, long-term strategy	Temperament – emotionally stable and mature in the use of power	Leadership – dynamic, decisive, strong confidence in self and others; demonstrates personal sacrifice, determination, and courage

Implementation – ensures successful implementation; makes timely adjustments when external conditions change	Insight – understands own strengths and weaknesses and is sensitive to the needs of others	Relationships – builds and maintains relationships with key stakeholders

Courage – handles adversity and makes the tough calls when necessary	Operational – establishes performance standards and clearly defines expectations

Charisma – paints an exciting picture of change; sets the pace of change and orchestrates it well	Succession – develops and enables a talented team

Compliance – establishes strong auditing and internal controls and fosters a culture of ethical behavior

For other executive officer reviews, the president and chief executive officer provides a thorough evaluation of each executive officer’s accomplishments during the year and overall performance under the following categories:

● financial strength	● customer satisfaction
● operational excellence	● safe, engaged, and effective employees

In addition, each executive officer, including the president and chief executive officer, is evaluated against the following eight competencies:

● establishing strategic direction	● operational decision making	● developing strategic relationships
● building organizational talent	● business acumen	● driving for results
● customer orientation	● leadership

Consideration of Shareholder Advisory Say-on-Pay Vote Results

At the May 19, 2011 annual meeting of shareholders, approximately 95 percent of votes cast (which excludes shareholders who abstained from voting) were cast in favor of our executive compensation program.  The shareholders also voted to have the non-binding advisory vote appear annually in our proxy statement.  The Board of Directors considered the results of the vote and agreed with the results.  Therefore, we are including the non-binding advisory vote on executive compensation in this year’s proxy, and will have annual say-on-pay votes until the next shareholder vote on frequency.

The compensation committee established the elements of executive compensation for fiscal 2011 in late 2010 and in early 2011, before the results of the advisory shareholder vote on executive compensation in May 2011 were available.  As a result, the compensation committee was unable at that time to consider the outcome of the advisory shareholder vote on 2011 executive compensation and thus did not make any changes to our executive compensation program on that basis.  Even though the say-on-pay vote results were received after our 2011 executive compensation was established, the compensation committee subsequently reviewed and analyzed the result of the advisory shareholder vote and believes that the level of support indicated by that vote reflects favorably on our executive compensation program.  While the vote was advisory, and not binding on us, the shareholder approval vote we received sent a signal to management, the compensation committee, and the Board of Directors regarding investor sentiment about our executive compensation philosophy, policies, and practices.  Based in part on the results of the vote, the compensation committee continued to apply the same effective principles and philosophy it has used in previous years in determining executive compensation for 2012 and will continue to consider shareholder concerns and feedback in the future.  The 2012 compensation program is largely consistent with the compensation program supported by our shareholders at the 2011 annual meeting of shareholders.

2011 Named Executive Officer Compensation

Base Salary

As discussed above, the compensation committee reviewed the base salary market data from the market compensation analysis, including a comparison of each NEO’s current base salary with the market midpoint for that position.  As a component of determining appropriate 2011 compensation levels, the compensation committee also reviewed the 2010 performance reviews for each executive officer.  Based on its review and analysis of this information, in January 2011 the compensation committee recommended, and the Board of Directors approved, the following NEO base salaries for 2011:

Executive	2011 Base Salary ($)	% Increase from 2010 Year-End Base Salary1 (%)	2011 Market Midpoint Base Salaries2 ($)	Executive Base Salary as a % of Market Midpoint (%)
Mr. Keen	$635,000	2.4%	$622,000	102%
Mr. Anderson	383,000	4.9%	383,000	100%
Mr. Minor	360,000	5.9%	377,000	95%
Mr. Blackburn	270,000	10.2%	285,000	95%
Ms. Grow	240,000	9.1%	240,000	100%

1	Represents the increase relative to the amount of annual base salary in effect as of year-end 2010.
2
In determining the market midpoint, the compensation committee used the energy industry comparison group as the market benchmark for Ms. Grow and the blended comparison group as the market benchmark for our other NEOs.

The base salaries for each of Mr. Keen, Mr. Anderson, and Mr. Minor increased by less than six percent for 2011 compared to 2010.  In establishing the 2011 base salaries for those NEOs, the compensation committee considered the following items:

●
Mr. Keen – For 2011 compensation, the Board of Directors’ and compensation committee’s evaluation of our president and chief executive officer began with Mr. Keen completing a self-evaluation of his performance for 2010.  The Board of Directors reviewed this assessment and completed its own chief executive officer evaluation survey, which rated Mr. Keen’s performance for the year under the categories described above.  The compensation committee then reviewed the Board of Directors’ chief executive officer evaluation survey.  During that process, the Board of Directors and compensation committee provided positive reviews of Mr. Keen’s performance in 2010.  The Board of Directors and compensation committee found that Mr. Keen provided continued strong leadership during a difficult economic downturn in Idaho Power’s service territory, which resulted in continued earnings growth in 2010.  Under Mr. Keen’s direction, Idaho Power also continued to improve its operations in the areas of customer satisfaction and reliability.  For 2011, Mr. Keen’s base salary as a percent of market midpoint was 102 percent, down from 105 percent in 2010.

●
Mr. Anderson – Mr. Anderson’s 2010 performance assessment identified a number of accomplishments for the year, including his continued successful oversight of our capital budgets for the year, his leadership in maintaining our financial stability at a time of market volatility and uncertainty, and his growing leadership role among northwest region utilities.  Mr. Anderson’s base salary for 2011 was 100 percent of the market midpoint for his position, a slight increase from a base salary at 99 percent of market midpoint in 2010.

●
Mr. Minor – Mr. Minor’s accomplishments during 2010 included his continued leadership over the construction of Idaho Power’s Langley Gulch power plant project, ongoing progress on the development of Idaho Power’s 500-kV transmission line projects, and effective facilitation of changes in our operations during the economic downturn.  Mr. Minor’s base salary for 2011 was 95 percent of the market midpoint for his position, an increase from 86 percent of market midpoint in 2010.  As Mr. Minor was promoted to the position of executive vice president of IDACORP and executive vice president – operations of Idaho Power in 2009, the compensation committee noted that he is relatively new in the position, and thus retained his base salary at an amount five percent less than the market midpoint.

The larger 10.2 percent and 9.1 percent increases, respectively, in Mr. Blackburn’s and Ms. Grow’s base salaries were the result of their positive 2010 performance against the applicable strategic capability, leadership, and performance criteria described above and were intended to bring their salaries more closely in line with the market midpoint for their roles, in light of their positive performance evaluations and their additional tenure in their leadership roles.  In particular:

●
Mr. Blackburn continued to reduce legal department expenses and legal fees during 2010 and effectively managed the legal support for a number of important company initiatives, including hydroelectric relicensing, regulatory compliance and risk management, and significant regulatory proceedings and settlements.

●
Ms. Grow, who had not received a salary increase in the prior year, made positive contributions to the timely construction of the Langley Gulch power plant and acted as an effective leader over her business units and as a spokesperson for Idaho Power.

2011 Short-Term Incentive Awards

Upon the recommendation and analysis of management, the compensation committee retained the same incentive goal metrics for the 2011 short-term incentive awards as were used in 2010, as set forth below.  The compensation committee determined that operational goals of customer satisfaction and network reliability and the financial goal of IDACORP consolidated net income provide an accurate measure of the overall performance of our company for compensation purposes.  The compensation committee also retained the same relative weightings for the incentive goals as in 2010 – 15 percent for customer satisfaction, 15 percent for network reliability, and 70 percent for consolidated net income.  Following is a more detailed description of the 2011 short-term incentive performance goals:

●
Customer Satisfaction – The customer satisfaction goal focuses on our relationship with our customers and on serving our small and large general service customers.  We measure customer satisfaction by quarterly surveys conducted by an independent survey firm.  The customer relationship index details our performance through the eyes of the customer and was based on a rolling four-quarter average for the period beginning January 1, 2011 through December 31, 2011.  The survey data covered five specific performance qualities:  overall satisfaction, quality, value, advocacy, and loyalty.

●
Network Reliability – The network reliability goal is also intended to focus executive officers on our relationships with customers.  We measure this goal by the number of interruptions greater than five minutes in duration experienced by our small and large general service customers.  The goal also includes a hurdle of no more than 10 percent of small and large general service customers being subjected to more than six interruptions during the 2011 calendar year.  If this hurdle is not met, we will not make a payout for this goal.

●
Consolidated Net Income – The IDACORP consolidated net income goal provides the most important overall measure of our financial performance, and thus the compensation committee gave it the greatest weighting.  This goal aligns management and shareholder interests by motivating our executive officers to increase earnings for the benefit of shareholders.

After establishing the 2011 performance goals, the compensation committee set the specific performance targets for each goal, based on three levels of performance:  threshold, target, and maximum.  The table below shows the specific threshold, target, and maximum performance targets for each short-term incentive performance goal and the qualifying payout multiplier for each target (with linear interpolation for achievement between the levels specified).  The table also shows the actual 2011 performance results for all three performance goals.  The Executive Incentive Plan does not permit the payment of awards if there is no payment of awards under the employee incentive plan or if IDACORP does not have net income sufficient to pay dividends on its common stock.  Neither of these restrictions applied for 2011.

2011 Short-Term Incentive Performance Goals and Performance

Performance Goal	Performance Levels		Qualifying Multiplier	2011 Actual Results
Customer Satisfaction – Customer Relations Index Score	Threshold:	81.5%	7.5%	82.55%
	Target:	82.5%	15.0%	(Above Target)
	Maximum:	84.0%	30.0%
Network Reliability – Number of Outage Incidents	Threshold:	<2.3	7.5%	1.25
	Target:	<1.9	15.0%	(Maximum)
	Maximum:	<1.6	30.0%
IDACORP 2011 Consolidated Net Income (in millions)	Threshold:	$133	35.0%	$166.7
	Target:	$139	70.0%	(Maximum)
	Maximum:	$154	140.0%

The compensation committee established the 2011 short-term incentive target awards based on the market compensation analysis and individual executive officer experience and performance.  The compensation committee evaluated the same experience and performance factors, described above, that impacted base salary determinations for each NEO in determining the short-term incentive awards for the NEOs.  The compensation committee also noted that the target short-term incentive awards as a percent of base salary for all NEOs were within five percent of the 2011 market target determined for the applicable NEO.  Based on this performance and market review, the compensation committee determined that it would not make any changes to the target short-term incentive award percentages for any of the NEOs relative to 2010 percentages.

The table below shows the 2011 short-term incentive award opportunities for the NEOs recommended by the compensation committee and approved by the Board of Directors, and the 2011 awards earned based on actual performance results for the year.

2011 Short-Term Incentive Results and Awards

Executive	2011 Base Salary ($)	Threshold	Target	Maximum	2011 Market1 (Target)	2011 Award Earned (% of Base Salary)	2011 Award Earned
Mr. Keen	$ 635,000	40 $ 254,000%	80 $ 508,000%	160 $ 1,016,000%	75 $ 466,500%	148%	$ 942,340
Mr. Anderson	$ 383,000	25 $ 95,750%	50 $ 191,500%	100 $ 383,000%	53 $ 202,990%	93%	$ 355,233
Mr. Minor	$ 360,000	25 $ 90,000%	50 $ 180,000%	100 $ 360,000%	53 $ 199,810%	93%	$ 333,900
Mr. Blackburn	$ 270,000	20 $ 54,000%	40 $ 108,000%	80 $ 216,000%	42 $ 119,700%	74%	$ 200,340
Ms. Grow	$ 240,000	20 $ 48,000%	40 $ 96,000%	80 $ 192,000%	40 $ 96,000%	74%	$ 178,080

1
Represents the target percentage for short-term incentive compensation based on target market data, and the associated dollar amount of the market target base salary for the respective NEO’s position at that target percentage.  In determining the market amount, the compensation committee used the energy industry comparison group as the market benchmark for Ms. Grow and the blended comparison group as the market benchmark for our other NEOs.

Long-Term Incentive Awards

Our 2011 long-term incentive awards were allocated as follows:

●	time-vesting restricted stock, with a cliff-vesting date of January 1, 2014, representing one-third of the awards; and

●	performance shares with a three-year performance period of 2011-2013, representing two-thirds of the awards.

Our practice is to grant long-term incentive awards during the first quarter of the year after the release of earnings for the prior year.  Consistent with that practice, the compensation committee recommended, and the Board of Directors approved, the 2011 long-term incentive awards at their February 2011 meetings, which occurred after we released our 2010 full year earnings.

The compensation committee has used two forms of long-term incentive awards since 2006 when, with assistance from its compensation consultant, the compensation committee reviewed components of long-term incentive compensation and determined to discontinue the granting of stock options.  We believe that the 2011 long-term incentive awards will be effective in aligning our executive officers’ management efforts with our shareholders’ performance objectives due to the emphasis of the awards on financial performance and shareholder return.

Following is a more detailed description of the time-vesting restricted stock and performance shares that comprise the long-term incentive awards.

Time-Vesting Restricted Stock:

The time-vesting restricted stock awards made in 2011 will cliff vest in January 2014, as long as the NEO remains employed by us throughout the restriction period.  The NEOs receive dividends on the stock during the restriction period, since the officer is assured of vesting in the stock as long as he or she remains employed by the company.  The restricted stock and dividend payments provide a strong incentive for the officer to continue working for us for the entire three-year restriction period.  Because the restricted stock is intended to serve as a retention tool, the compensation committee decided to use cliff vesting, rather than ratable vesting.  However, if the NEO’s employment terminates before the vesting date, subject to board approval, the officer may receive a pro-rated payout, depending on the reason for the termination.

Performance Shares:

Performance shares are based entirely on our financial performance over a three-year performance period and will not be earned at any level if our minimum performance goals are not met at the end of the performance period. For example, all performance shares for the performance periods ending in the years 2003, 2004, and 2005 were forfeited. Dividends on the performance shares are not paid to our NEOs during the performance period. Instead, they are paid at the end of the performance period only on performance shares that are actually earned, if any.

The performance shares granted in February 2011 may be earned by the NEOs based on performance against two financial measures over the 2011-2013 performance period that the compensation committee believes represent key measures of performance for the benefit of our shareholders and align our executive officers’ management efforts with our shareholders’ performance objectives: IDACORP cumulative earnings per share (CEPS) and IDACORP relative total shareholder return (TSR). The CEPS levels are indicative of management performance, as this goal relates to revenue enhancement and cost containment.

Relative TSR is determined by our common stock price change and dividends paid over a three-year performance period compared to that achieved by a comparison group of companies over the same three-year period. For 2011, the comparison group consisted of the utility companies in the S&P MidCap 400 Index at the end of the performance period. We compare our TSR with these companies’ TSRs on a percentile basis. For example, if our TSR falls exactly in the middle of the TSR of the comparison companies, we would rank at the 50th percentile of the comparison group.

The table below shows the long-term incentive award opportunities recommended by the compensation committee and approved by the Board of Directors for 2011 for each NEO.  We use linear interpolation for achievement within the levels specified.
The CEPS goals for the 2011- 2013 period were established by the compensation committee as follows:
-Threshold:	$7.95
-Target:	$8.45
-Maximum:	$9.15

To provide a range of goals that are challenging yet potentially achievable by our company, the TSR performance levels for the 2011-2013 period were established by the compensation committee as follows:

-Threshold:	35th percentile
-Target:	55th percentile
-Maximum:	75th percentile

2011-2013 Long-Term Incentive Award Opportunities

Executive	Time-Vesting Restricted Stock (Percent of Base Salary) (%)	Performance Shares (CEPS and TSR) (Percent of Base Salary) (%)		Total Long-Term Incentive Award (Percent of Base Salary) (%)		Total Long-Term Incentive Award (Dollar Value Based on 2011 Base Salary) ($)		2011 Market Target1 ($ and %)
Mr. Keen	45%	Threshold:	45%	Threshold:	90%	Threshold:	$571,500	$ 839,700
		Target:	90%	Target:	135%	Target:	$857,250	135%
		Maximum:	135%	Maximum:	180%	Maximum:	$1,143,000
Mr. Anderson	30%	Threshold:	30%	Threshold:	60%	Threshold:	$229,800	$ 383,000
		Target:	60%	Target:	90%	Target:	$344,700	100%
		Maximum:	90%	Maximum:	120%	Maximum:	$459,600
Mr. Minor	30%	Threshold:	30%	Threshold:	60%	Threshold:	$216,000	$ 384,540
		Target:	60%	Target:	90%	Target:	$324,000	102%
		Maximum:	90%	Maximum:	120%	Maximum:	$432,000
Mr. Blackburn	23.3%	Threshold:	23.3%	Threshold:	46.7%	Threshold:	$126,000	$ 216,600
		Target:	46.7%	Target:	70.0%	Target:	$189,000	76%
		Maximum:	70.0%	Maximum:	93.3%	Maximum:	$252,000
Ms. Grow	23.3%	Threshold:	23.3%	Threshold:	46.7%	Threshold:	$112,000	$ 132,000
		Target:	46.7%	Target:	70.0%	Target:	$168,000	55%
		Maximum:	70.0%	Maximum:	93.3%	Maximum:	$224,000

1  Represents the target payout for long-term incentive compensation based on market data from the market compensation analysis.

As with base salary and short-term incentive opportunities, the compensation committee established the 2011 long-term incentive target awards based on the market compensation analysis and individual executive officer experience and performance.   The compensation committee’s evaluation of each NEO’s performance used in determining base salaries for 2011, the results of which are described above, was also used for purposes of determining long-term incentive compensation targets.  Following its analysis, the compensation committee did not make any changes to the target long-term incentive award opportunities as a percentage of base salaries for any of the NEOs relative to 2010 percentages.  The target long-term incentive award as a percentage of base salary is less than the 2011 market target used by the compensation committee for long-term incentive benchmarking purposes for each of our NEOs, with the exception of Ms. Grow’s long-term incentive target, which is 15 percentage points higher than the 2011 market target.  In determining Ms. Grow’s target long-term incentive compensation, the compensation committee noted that Ms. Grow’s roles and responsibilities are more extensive than many of the comparable officers in the peer comparison group for her position.  Ms. Grow’s role extends beyond oversight of power production facilities, also encompassing purchased power arrangements (an area of increasing technical and regulatory complexity for our company) and grid operations.  Also, much of the deviation was as a result of a $46,000 decrease in the market target in 2011 compared to 2010.  At the same time, there was no adjustment in Ms. Grow’s target long-term incentive payout percentage of 70 percent from 2010 to 2011.  Accordingly, the compensation committee determined that based on her positive performance and broad role, retaining her target long-term incentive compensation at 70 percent of her base salary remained appropriate.

Payment of 2008-2010 Performance Shares

The performance shares granted for the 2008-2010 performance period were paid at 136.25 percent of target on February 25, 2011, based on our CEPS of $7.77 and our relative TSR at the 64th percentile.  The table below lists the target performance-based restricted stock awards granted on February 21, 2008, the shares issued on February 25, 2011, and the dividend equivalents earned.

Executive	Awards Granted on February 21, 2008 (#)	Shares Issued on February 25, 2011 (#)	Dividend Equivalents ($)
Mr. Keen	17,682	24,092	$93,959
Mr. Anderson	6,680	9,102	35,498
Mr. Minor	4,432	6,039	23,552
Mr. Blackburn	699	952	3,713
Ms. Grow	1,769	2,410	9,399

Payment of 2009-2011 Performance Shares

The performance shares granted for the 2009 to 2011 performance period were paid at 116.7 percent of target on February 24, 2012, based on our CEPS of $8.96 and our relative TSR at the 50th percentile.  The table below lists the target performance-based restricted stock awards granted on February 24, 2009, the shares issued on February 24, 2012, and the dividend equivalents earned.

Executive	Awards Granted on February 24, 2009 (#)	Shares Issued on February 24, 2012 (#)	Dividend Equivalents ($)
Mr. Keen	21,193	24,726	$97,173
Mr. Anderson	8,007	9,342	36,714
Mr. Minor	5,312	6,198	24,358
Mr. Blackburn	3,938	4,595	18,058
Ms. Grow	2,119	2,473	9,719

Post-Termination Compensation Programs

Idaho Power Company Retirement Plan

The Idaho Power Company Retirement Plan is available to all of our full-time employees.  We discuss the material terms of the plan later in this proxy statement in the narrative following the Pension Benefits for 2011 table.  Because benefits under the plan increase with an employee’s continued service and earnings, the compensation committee believes that providing a pension serves as an important retention tool by encouraging our employees to make long-term commitments to the company.

Idaho Power Company Security Plans for Senior Management Employees

We have two nonqualified defined benefit plans that provide supplemental retirement benefits for certain key employees beyond our retirement plan benefits – the Security Plan for Senior Management Employees I, or Security Plan I, and the Security Plan for Senior Management Employees II, or Security Plan II.  We have two separate plans to take advantage of grandfathering rules under Section 409A of the Internal Revenue Code.  The compensation committee views these supplemental retirement benefits as a key component in attracting and retaining qualified executives.  Benefits under the security plans continue to accrue for up to 25 years of continuous service at a senior management level.  Because benefits under the security plans increase with period of service and earnings, the compensation committee believes that providing a supplemental pension under these plans serves as an additional retention tool that encourages our executives to make long-term commitments to the company.  The security plans provide income security for our executives and are balanced with the at-risk compensation represented by our incentive plans.  We discuss the other material terms of the security plans later in this proxy statement in the narrative following the Pension Benefits for 2011 table.

Executive Deferred Compensation Plan

Our executive officers are eligible to participate in the Executive Deferred Compensation Plan, which is a nonqualified supplemental deferred compensation plan that allows participants to defer compensation in excess of certain statutory limits in the tax-qualified 401(k) plan.  Prior to 2009, participants could defer up to 100 percent of base salary and up to 100 percent of any short-term incentive.  Effective January 1, 2009, participants may defer up to 50 percent of base salary and up to 50 percent of any short-term incentive compensation.  The compensation committee views the plan as a supplemental benefit to attract and retain qualified executive officers.  For 2011, no NEO made any contributions to the plan.  We discuss the material terms of the plan later in this proxy statement in the narrative following the Nonqualified Deferred Compensation for 2011 table.

Change in Control Agreements

We have change in control agreements with all of our executive officers.  The compensation committee believes that change in control agreements are an important benefit to promote officer retention during periods of uncertainty around acquisitions and to motivate officers to weigh acquisition proposals in a balanced manner for the benefit of shareholders, rather than resisting such proposals for the purpose of job preservation.

The compensation committee adopted a new policy regarding change in control agreements on November 18, 2009, and the compensation committee approved a new form of change in control agreement at its March 17, 2010 meeting.  As provided in the new policy, change in control agreements executed after March 17, 2010, do not include any 13th-month trigger (a provision permitting an officer to terminate employment for any reason during the first month following the one-year anniversary of the change in control) or tax gross-up provisions.  The compensation committee made these changes based on the growing trend away from single trigger provisions and tax gross-up provisions in executive change in control agreements.  Existing change in control agreements were not affected by the new policy.  We have entered into two new change in control agreements with officers since the adoption of the new policy.  All of our NEOs are parties to change in control agreements executed prior to March 17, 2010.

The agreements we have with our current NEOs are all “double-trigger” agreements.  This means that two events must occur in order for payments to be made: a change in control and a termination of employment in connection with the change in control.  If a change in control occurs and the officer is not terminated, the agreements permit the officer to terminate employment for any reason during the first month following the one-year anniversary of the change in control.  In this event, the officer would receive a lesser severance payout.  This provision was included because the first year after a change in control is a critical transition period, and we believe the 13th-month trigger serves as an important tool to encourage our executive officers to remain with the company or our successor.

We discuss the other material terms of our change in control agreements later in this proxy statement in the section entitled Potential Payments Upon Termination or Change in Control.

Compensation Risk

We believe that our mix of compensation elements and the design features of our plans described in this Compensation Discussion and Analysis help to ensure that our executive officers focus on the long-term best interests of our company and its shareholders, with appropriate incentives to avoid taking excessive risks in pursuit of unsustainable short-term results.  As of the date of this proxy statement, we do not have a formal compensation recovery policy, often referred to as a “clawback” policy.  However, the compensation committee will adopt such a policy once the final rules relating to such policies are decided upon and issued pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Hedging Prohibition

Our compensation policy and Corporate Governance Guidelines prohibit executive officers (as well as directors) from hedging their ownership of company common stock.  An executive officer may not enter into transactions that allow the officer to benefit from devaluation of our stock or be the technical legal owner of our stock without the full benefits and risks of such ownership.  The forms of prohibited hedging strategies include, among others, zero-cost collars, equity swaps, straddles, prepaid variable forward contracts, and security futures contracts.

Impact of Tax and Accounting Treatment on Compensation Decisions

The compensation committee may consider the impact of tax and/or accounting treatment in determining compensation, but we may pay compensation to our executive officers that is not deductible.  Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation paid to certain officers that we may deduct as a business expense in any tax year unless, among other things, the compensation qualifies as performance-based compensation, as that term is used in Section 162(m).  Generally, stock options, performance shares, and short-term incentive awards are structured to be deductible for purposes of Section 162(m); time-vesting restricted stock awards are not.  At the annual meeting of shareholders held on May 20, 2010, the shareholders approved the amended IDACORP Executive Incentive Plan and re-approved the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan to permit awards granted under the plans to qualify as performance-based compensation under Section 162(m), for compensation under those plans that we intend to be deductible for purposes of Section 162(m).

Section 409A of the Internal Revenue Code imposes additional income taxes for certain types of deferred compensation if the deferral does not comply with Section 409A.  We administer our compensation plans and arrangements affected by Section 409A with the objective of not triggering any additional income taxes under Section 409A.

Stock Ownership and Stock Retention Guidelines

Our Board of Directors, upon recommendation of the corporate governance committee, adopted minimum stock ownership guidelines for our officers in November 2007.  Company stock ownership enhances officers’ commitment to our future and further aligns our officers’ interests with those of our shareholders.  The guidelines require ownership of IDACORP common stock valued at a multiple of each officer’s annual base salary, as follows:

●	president and chief executive officer – 3x annual base salary;
●	executive and senior vice presidents – 2x annual base salary; and
●	vice presidents – 1x annual base salary.

Our graduated stock ownership requirements reflect the fact that compensation is weighted more heavily toward equity compensation for our most senior positions.  Based on this consideration, we believe that our stock ownership requirements are appropriate for our officers.

Officers are provided five years to meet the guidelines, with the five-year period beginning on the later of April 1, 2008 and the effective date of appointment, including by virtue of a promotion to a position that requires a greater multiple of common stock ownership.  In circumstances where the stock ownership guidelines would result in a severe financial hardship, the officer may request an extension of time from the corporate governance committee to meet the guidelines.

Our Board of Directors has also adopted minimum stock retention guidelines for our officers to further align our executive officers’ interests with shareholder interests.  The guidelines state that until the officer has achieved the minimum stock ownership requirements described above, the officer must retain at least 50 percent of the net shares he or she receives from the vesting of restricted and performance share awards and stock option exercises.  The retention guidelines apply to restricted and performance share awards granted on and after April 1, 2009.  For restricted and performance shares, “net shares” means the number of shares acquired upon vesting, less the number of shares withheld or sold to pay withholding taxes.  For stock options, “net shares” means the number of shares acquired upon exercise, less the number of shares sold to pay the exercise price and withholding taxes.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management.  Based on the review and discussions referred to in the preceding sentence, the compensation committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A.

Robert A. Tinstman, Chairman
Judith A. Johansen
Christine King

COMPENSATION TABLES

The following tables set forth information about the compensation paid to or accrued by our NEOs for services in all capacities to IDACORP, Inc. and its subsidiaries.  The amounts set forth as compensation in the tables are calculated and presented pursuant to applicable Securities and Exchange Commission and accounting rules and may not represent amounts actually realized by the NEOs for the periods presented.

2011 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)1	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)2	All Other Compensation ($) (i)3	Total ($) (j)
J. LaMont Keen President and CEO, IDACORP and CEO, Idaho Power Company	2011	634,423	__	714,827	__	942,340	2,162,667	10,054	4,464,311
	2010	619,231	__	693,921	__	759,822	1,609,836	10,052	3,692,862
	2009	623,077	__	683,176	__	809,904	1,590,522	11,289	3,717,968
Darrel T. Anderson EVP – Administrative Services and CFO, IDACORP and President and CEO, Idaho Power Company	2011	382,308	__	287,436	__	355,233	801,294	10,373	1,836,644
	2010	364,038	__	272,360	__	279,572	572,694	10,368	1,499,032
	2009	353,077	__	258,098	__	286,841	509,451	11,090	1,418,557
Daniel B. Minor EVP, IDACORP and EVP and COO, Idaho Power Company	2011	359,231	__	270,173	__	333,900	726,883	10,461	1,700,648
	2010	340,000	__	253,712	__	260,423	513,230	10,455	1,377,820
	2009	312,692	__	171,232	__	218,193	414,696	11,182	1,127,995
Rex Blackburn SVP and General Counsel, IDACORP and Idaho Power Company	2011	269,038	__	157,595	__	200,340	352,835	9,800	989,608
	2010	243,846	__	142,202	__	150,126	256,700	9,800	802,674
	2009	212,692	__	126,941	__	132,127	151,628	10,300	633,688
Lisa A. Grow SVP – Power Supply, Idaho Power Company	2011	239,231	__	140,124	__	178,080	382,923	11,112	951,470
	2010	220,000	__	127,694	__	134,807	248,426	11,111	742,038

1
Amounts in this column represent the aggregate grant date fair value of the restricted stock (time-vesting) and the performance shares (at target) granted in each of the years shown calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 – Stock Compensation.  This column was prepared assuming none of the awards will be forfeited.  Additional information on the assumptions used to determine the fair value of the restricted stock and performance share awards is contained in Note 7 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011, on file with the U.S. Securities and Exchange Commission.

The table below shows the grant date fair values of the CEPS and TSR components of the performance share awards granted in 2011, assuming that the highest level of performance conditions are achieved for the awards.

Name	CEPS	TSR
J. LaMont Keen	$427,561	$216,087
Darrel T. Anderson	$171,916	$86,885
Daniel B. Minor	$161,591	$81,667
Rex Blackburn	$94,280	$47,649
Lisa A. Grow	$83,786	$42,345

2
Values shown represent the change in actuarial present value of the accumulated benefit under the pension plan and the Senior Management Security Plans.  Assumptions included a discount rate of 5.9% for 2009, 5.4% for 2010, and 4.9% for 2011; the RP-2000 Annuitant Mortality Table projected to 2017 for 2009, the RP-2000 Annuitant Mortality Table projected to 2018 for 2010; the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection for 2011; and retirement at age 62.  There were no above-market earnings on deferred compensation in 2011.

3
For 2011, represents our contribution to the Idaho Power Company Employee Savings Plan, which is our 401(k) plan, and a charitable match contribution for Mr. Keen, Mr. Anderson, Mr. Minor, and Ms Grow.

Grants of Plan-Based Awards in 2011

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Option Awards ($) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
J. LaMont Keen
Short-Term Incentive	2/25/20111	254,000	508,000	1,016,000
Restricted Stock – Time-Vesting	2/25/20112							7,577	285,729
Restricted Stock – Performance-Based	2/25/20113				7,578	15,156	22,734		429,098
Darrel T. Anderson
Short-Term Incentive	2/25/20111	95,750	191,500	383,000
Restricted Stock – Time-Vesting	2/25/20112							3,047	114,902
Restricted Stock – Performance-Based	2/25/20113				3,047	6,094	9,141		172,534
Daniel B. Minor
Short-Term Incentive	2/25/20111	90,000	180,000	360,000
Restricted Stock – Time-Vesting	2/25/20112							2,864	108,001
Restricted Stock – Performance-Based	2/25/20113				2,864	5,728	8,592		162,172
Rex Blackburn
Short-Term Incentive	2/25/20111	54,000	108,000	216,000
Restricted Stock – Time-Vesting	2/25/20112							1,670	62,976
Restricted Stock – Performance-Based	2/25/20113				1,671	3,342	5,013		94,619
Lisa A. Grow
Short-Term Incentive	2/25/20111	48,000	96,000	192,000
Restricted Stock – Time-Vesting	2/25/20112							1,486	56,037
Restricted Stock – Performance-Based	2/25/20113				1,485	2,970	4,455		84,087

1
Represents short-term incentive compensation for 2011 awarded pursuant to the IDACORP Executive Incentive Plan.  Actual short-term incentive payouts are shown in the “Non-Equity Incentive Plan Compensation” column of the 2011 Summary Compensation Table.

2	Represents restricted stock (time-vesting) awarded pursuant to the IDACORP 2000 Long-Term Incentive and Compensation Plan.
3	Represents performance shares for the 2011-2013 performance period awarded pursuant to the IDACORP 2000 Long-Term Incentive and Compensation Plan.

Narrative Discussion for 2011 Summary Compensation
Table and Grants of Plan-Based Awards in 2011 Table

2011 Short-Term Incentive Awards

Consistent with prior years, in 2011 the compensation committee approved short-term incentive award opportunities for our NEOs.  The short-term cash incentive award opportunities are calculated by multiplying base salary by the product of the approved incentive percentage and the qualifying multiplier for each goal.  We discuss the short-term incentive award opportunities and results in more detail in the Compensation Discussion and Analysis.

2011 Long-Term Incentive Awards

In February 2011, the compensation committee approved long-term incentive awards with the following two components:

●
Time-vesting shares:  Each NEO received an award of time-vesting restricted shares equal to a percentage of his or her base salary in 2011.  These shares vest in January 2014 if the NEO remains continuously employed with the company during the entire restricted period.  Dividends are paid on the shares during the restricted period and are not subject to forfeiture; and

●
Performance-based shares:  Each NEO received an award of performance shares at the target level equal to a percentage of his or her base salary in 2011.  The shares will vest at the end of the performance period to the extent we achieve our performance goals (CEPS and TSR, weighted equally) and the NEO remains employed by the company during the entire performance period, with certain exceptions.  Dividends will accrue during the performance period and will be paid in cash based on the number of shares that are earned.  Performance shares are paid out in accordance with the payout percentages set forth in the Compensation Discussion and Analysis.

We discuss in further detail the long-term incentive award opportunities and results in the Compensation Discussion and Analysis.

Salary and Bonus in Proportion to Total Compensation

The following table shows the proportion of salary and bonus to total compensation for 2011:

Name	Salary ($)	Bonus ($)	Total Compensation ($)	Salary and Bonus as a Percent of Total Compensation
J. LaMont Keen	634,423	—	4,464,311	14.2%
Darrel T. Anderson	382,308	—	1,836,644	20.8%
Daniel B. Minor	359,231	—	1,700,648	21.1%
Rex Blackburn	269,038	—	989,608	27.2%
Lisa A. Grow	239,231	—	951,470	25.1%

Outstanding Equity Awards at Fiscal Year-End 2011

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)1	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)3	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)2	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)3
J. LaMont Keen
Restricted Stock - Time-Vesting					26,621	1,128,997
Restricted Stock - Performance							47,815	2,027,834
Darrel T. Anderson
Restricted Stock - Time-Vesting					10,366	439,622
Restricted Stock - Performance							18,373	779,199
Daniel B. Minor
Restricted Stock - Time-Vesting					8,609	365,108
Restricted Stock - Performance							13,920	590,347
Rex Blackburn
Restricted Stock - Time-Vesting					5,370	227,742
Restricted Stock - Performance							9,309	394,795
Lisa Grow
Restricted Stock - Time-Vesting					4,101	173,923
Restricted Stock - Performance							6,218	263,705

1	The number of shares of restricted stock underlying the awards of time-vesting restricted stock and the applicable vesting dates are as follows:

		Shares of
Named Executive Officer	Award	Restricted Stock	Vesting Date
J. LaMont Keen	2009	10,597	1/01/2012
	2010	8,447	1/01/2013
	2011	7,577	1/01/2014
Darrel T. Anderson	2009	4,003	1/01/2012
	2010	3,316	1/01/2013
	2011	3,047	1/01/2014
Daniel B. Minor	2009	2,656	1/01/2012
	2010	3,089	1/01/2013
	2011	2,864	1/01/2014
Rex Blackburn	2009	1,969	1/01/2012
	2010	1,731	1/01/2013
	2011	1,670	1/01/2014
Lisa Grow	2009	1,060	1/01/2012
	2010	1,555	1/01/2013
	2011	1,486	1/01/2014

2	The number of shares underlying the performance-based grants and the applicable performance periods are as follows:

			End of Performance
Named Executive Officer	Award	Shares	Period
J. LaMont Keen	2009	31,790	12/31/2011
	2010	8,447	12/31/2012
	2011	7,578	12/31/2013
Darrel T. Anderson	2009	12,011	12/31/2011
	2010	3,315	12/31/2012
	2011	3,047	12/31/2013
Daniel B. Minor	2009	7,968	12/31/2011
	2010	3,088	12/31/2012
	2011	2,864	12/31/2013
Rex Blackburn	2009	5,907	12/31/2011
	2010	1,731	12/31/2012
	2011	1,671	12/31/2013
Lisa Grow	2009	3,179	12/31/2011
	2010	1,554	12/31/2012
	2011	1,485	12/31/2013

Shares for the 2009 award are shown at the maximum level based on results for the 2009-2011 performance period above target but below maximum.  Shares for the 2010 award are shown at the threshold level based on results for the first two years of the 2010-2012 performance period at threshold.  Shares for the 2011 award are shown at the threshold level based on results for the first year of the 2011-2013 performance period at threshold.  Shares do not vest until the compensation committee and the Board of Directors determine that goals have been met. This generally occurs in February following the end of the performance period.

3	Shares that have not vested are valued at $42.41 per share, which was the closing price of IDACORP common stock on December 30, 2011.

Option Exercises and Stock Vested During 2011

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)1	Value Realized on Exercise ($) (c)2	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)3
J. LaMont Keen	44,000	75,671	32,933	1,239,074
Darrel T. Anderson	7,000	10,928	12,442	468,119
Daniel B. Minor	1,000	1,501	8,255	310,587
Rex Blackburn	—	—	1,301	48,949
Lisa A. Grow	—	—	3,294	123,934

1
Represents the total number of shares that could have been received upon exercise of stock options, without taking into account shares of common stock sold to pay the exercise price of the stock options.

2	Based on the difference between the closing price of IDACORP common stock on the exercise date and the exercise price of the stock option.
3	Based on the closing price of IDACORP common stock on the vesting date.

Pension Benefits for 2011

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)3	Payments During Last Fiscal Year ($) (e)
J. LaMont Keen	Retirement Plan	38	1,553,869	—
	Security Plan I1	22	1,371,002	—
	Security Plan II2	7	6,505,213	—
Darrel T. Anderson	Retirement Plan	15	474,018	—
	Security Plan I1	9	156,082	—
	Security Plan II2	7	2,633,491	—
Daniel B. Minor	Retirement Plan	26	844,402	—
	Security Plan I1	6	—	—
	Security Plan II2	7	1,983,172	—
Rex Blackburn	Retirement Plan	4	107,281	—
	Security Plan I1	0	—	—
	Security Plan II2	4	731,049	—
Lisa A. Grow	Retirement Plan	24	550,280	—
	Security Plan I1	3	—	—
	Security Plan II2	7	519,714	—

1	Security Plan for Senior Management Employees I, which has grandfathered benefits under Section 409A of the Internal Revenue Code.
2	Security Plan for Senior Management Employees II, which does not have grandfathered benefits under Section 409A of the Internal Revenue Code.
3
Values shown represent the present value of the accumulated pension benefit under each plan as of December 31, 2011, calculated using the Securities and Exchange Commission-mandated assumptions and a discount rate of 4.9% for 2011, a salary growth rate of 0%, the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection, and retirement at age 62.

Idaho Power Company Retirement Plan

Description

The Idaho Power Company Retirement Plan is a qualified, defined benefit pension plan for all regular employees of Idaho Power, its subsidiaries, and its affiliate companies.  The plan was established in 1943 to help employees meet the important long-term goal of building for financial security at retirement.  Idaho Power makes all contributions to the plan.  The dollar amount of the contribution is determined each year based on an actuarial evaluation.

Eligibility Standards

Regular, temporary, and part-time employees who are 18 years of age or older are eligible to participate once they complete 12 consecutive months of employment.  Participation begins the first day of the month after meeting this requirement, with credit for purposes of vesting and term of service for the initial 12 consecutive months of employment.

Vesting

Employees become vested and eligible for benefits under the plan after completing 60 months of credited service.

Retirement Age

Under the terms of the plan, normal retirement is at age 65; however, an employee may retire at age 62 without a reduction in pension benefits.  Employees are eligible for early retirement when:

●	they have reached the age of 55 and have 10 years of credited service; or

●	they have 30 years of credited service.

Employees electing to retire before reaching age 62 receive a reduced benefit calculated as follows:

Age When Payments Begin	Reduced Benefit as a Percentage of Earned Pension	Age When Payments Begin	Reduced Benefit as a Percentage of Earned Pension
61	96%	54	62%
60	92%	53	57%
59	87%	52	52%
58	82%	51	47%
57	77%	50	42%
56	72%	49	38%
55	67%	48	34%

Benefits Formula

For employees hired before January 1, 2011, plan benefits for employees age 62 or older at the time of retirement are calculated based on 1.5 percent of their final average earnings multiplied by their years of credited service.  Final average earnings is the average total wages – base pay plus short-term incentive compensation plus overtime – during the highest 60 consecutive months in the final 120 months of service.  For employees hired on or after January 1, 2011, plan benefits are calculated based on 1.2 percent of their final average earnings multiplied by their years of credited service.

Plan benefits for employees who at the time of retirement are under the age of 62 are calculated based on this same formula and are then reduced using the appropriate early retirement factor.

Joint and Survivor Options

Employees who have a spouse at retirement have a survivor option at an amount equal to 50%, 66 2/3%, or 100% of the employee’s benefit, or they may choose a single life benefit.  Under the survivor options, the benefit payments are reduced to allow payments for the longer of two lives.  The reduction factor is determined by the age difference between the employee and spouse.  Under a single life benefit, no benefits will be payable to the spouse after the employee’s death.

The spouse is protected if the employee dies after being vested in the plan but before retirement.  The spouse will receive a lifetime benefit payment equal to 50% of the benefit payment the employee had earned at the date of death.  This benefit payment is calculated without an early retirement reduction and is not reduced for the age difference between the employee and the spouse.  Payment commences on the date the employee could have retired had he or she survived.  If the employee has 10 or more years of service at the time of death, payments would begin at age 55.  With less than 10 years of service, payments would begin at age 65.

Policy on Granting Extra Years of Credited Service

We do not have a policy on granting extra years of credited service under the plan and have not granted any extra years of credited service under the plan.

Idaho Power Company Security Plans for Senior Management Employees

Description

The Idaho Power Company Security Plans for Senior Management Employees are nonqualified defined benefit plans.  To meet the requirements of Section 409A of the Internal Revenue Code and to take advantage of grandfathering rules under that section, which exclude from Section 409A’s coverage certain deferrals made before January 1, 2005, we divided our original plan into two plans, which we refer to as Security Plan I and Security Plan II.  Security Plan I governs grandfathered benefits and Security Plan II governs non-grandfathered benefits, which are subject to Section 409A.  Benefits under Security Plan I are limited to the present value of the benefits that would have been paid under the plan if the participant had terminated employment on December 31, 2004.  Benefits under Security Plan II are based on services through the date of termination and are reduced by benefits under Security Plan I.  Two of the key differences between the plans are:

●	if required to comply with Section 409A of the Internal Revenue Code, payment of benefits under Security Plan II may be delayed for six months following termination of employment; and

●
Security Plan I contains a 10% “haircut” provision, which allows participants to elect to receive their benefits early in exchange for a 10% reduction in their benefits and cessation of further benefit accruals.

The purpose of the plans is to provide supplemental retirement benefits for certain key employees.  We intend the plans to aid in retaining and attracting individuals of exceptional ability by providing them with these benefits.

Eligibility Standards

Security Plan II was amended in November 2009 to limit eligibility to participate in the plan after December 31, 2009 to Idaho Power officers and key employees with a pay grade of S4.  Key employees participating in Security Plan II as of December 31, 2009 may continue participating in the plan if they maintain a senior manager or officer pay grade during their continuous employment with Idaho Power.  Before Security Plan II was amended, eligibility to participate in the plan was limited to those key employees who were designated by their employers and approved by the plan’s administrative committee.  The plan’s administrative committee is made up of the chief executive officer and a committee of individuals that is approved by the compensation committee.  Participation in the plan by Section 16 officers is approved in advance by the compensation committee.

Vesting

Employees who were participants as of December 31, 2009 are 100% vested.  New plan participants after December 31, 2009 become 100% vested in their benefits only after five years of participation, with no partial vesting before that time.

Retirement Age

Under the terms of the plans, normal retirement age, which is the earliest age at which a participant may retire without a reduction in benefits, is 62.  Participants are eligible for early retirement when they have:

●	reached the age of 55; or

●	completed 30 years of credited service under the Idaho Power Company Retirement Plan.

Benefits Commencement

If a participant terminates employment on or after attaining normal retirement age or after satisfying the early retirement conditions, benefits commence on the first day of the month following the termination date unless the participant is a “specified employee,” as that term is used in Section 409A of the Internal Revenue Code, in which case commencement of benefits under Security Plan II is delayed for six months from the date of termination or until the participant’s death, if earlier.  Benefits provided to participants whose employment terminates, other than due to death, before attaining early retirement eligibility commence on the first day of the month following attainment of age 55, provided that if the participant is a specified employee, benefits under Security Plan II may not be paid within six months following termination of employment except in the event of death.

Benefits Formula

Normal retirement benefits under the combined plans equal the participant’s “target retirement percentage” multiplied by the participant’s final average monthly compensation less the amount of the participant’s retirement benefits under the Idaho Power Company Retirement Plan.  Normal retirement benefits under Security Plan II are also reduced by the amount of the participant’s retirement benefits under Security Plan I.  For participants in Security Plan II as of December 31, 2009, the target retirement percentage is 6% for each of the first 10 years of participation plus an additional 1% for each year in excess of 10 years, with a maximum target retirement percentage of 75%.  For new plan participants after December 31, 2009, the target retirement percentage is equal to 5% for each of the first 10 years of participation plus an additional 1% for each year in excess of 10 years, with a maximum target retirement percentage of 65%.  Effective January 1, 2018, the reduced target retirement percentages in the prior sentence will apply to all participants in Security Plan II who are Idaho Power officers or employees with a pay grade of S4, regardless of when they commenced participation in the plan, but this change will not reduce the benefits accrued by these participants as of December 31, 2017.  Effective December 31, 2017, the target retirement percentage accrued under Security Plan II for all other participants will be frozen.  Final average monthly compensation is based on the participant’s base salary plus short-term incentive compensation, which may not exceed one times base salary for the year in which the short- term incentive compensation was paid, during the 60 consecutive months in the final 120 months of service in which the participant’s compensation was the highest, divided by 60.  Final average monthly compensation does not include compensation paid to a participant pursuant to a written severance agreement.

Early retirement benefits under the combined plans equal the participant’s “target retirement percentage” multiplied by the participant’s “early retirement factor” and by the participant’s final average monthly compensation, less the amount of the participant’s retirement benefit under the Idaho Power Company Retirement Plan.  Early retirement benefits under Security Plan II are also reduced by the amount of the participant’s retirement benefits under Security Plan I.  The early retirement factors under Security Plan I based on applicable ages are as follows:

Age When Payments Begin	Early Retirement Factor
61	96%
60	92%
59	87%
58	82%
57	77%
56	72%
55	67%

Under Security Plan II, retirement benefits are reduced in the same manner as under Security Plan I if the termination qualifies as early retirement or if the termination occurs within a limited period following a change in control.

Plan benefits for participants who are not eligible for early retirement benefits and, under Security Plan II, who do not terminate within the limited period following a change in control, are further reduced, as the participant would be entitled to the amount otherwise payable multiplied by a fraction, the numerator of which is their actual years of participation and the denominator of which is the number of years of participation they would have had at normal retirement.

Limit on Benefits Under Security Plan I

To comply with grandfathering rules under Section 409A of the Internal Revenue Code, a participant’s benefit under Security Plan I is determined based on the participant’s average monthly compensation, age, and years of participation as of December 31, 2004, and is limited to the present value of the amount to which the participant would have been entitled under the plan had termination occurred on December 31, 2004.  For this purpose, it is assumed the benefits would have been paid at the earliest possible date allowed under the plan.  Benefits under Security Plan I may not be increased by events occurring after December 31, 2004, such as a change in control or increases in age, compensation, or years of participation.

Form of Payment

Under the plans, once benefits commence, payments are generally made in the form of a single life annuity for the lifetime of the participant.  A participant may also elect to receive actuarial equivalent payments in the form of a joint and survivor annuity benefit.  The two forms of joint and survivor annuity offered are a joint and survivor annuity with payments continued to the surviving spouse at an amount equal to the participant’s benefit and a joint and survivor annuity with payments continued to the surviving spouse at an amount equal to 66 2/3% of the participant’s benefit, in each case subject to an actuarial adjustment to the benefit amount.  Under a single life annuity, no benefits will be payable to the spouse after the participant’s death.  The survivor option is subject to an actuarial reduction in the benefit amount.

Under Security Plan I, if a participant dies before retirement, the beneficiary (which must be the participant’s spouse if the participant is married on the date of death; otherwise, the beneficiary may be a non-spouse) is entitled to receive an amount equal to 66 2/3 percent of the benefit that would be payable under the normal retirement benefit provisions of the plan, assuming death occurred at the later of age 62 or the date of death.  Under Security Plan II, if the participant dies before retirement, the beneficiary (which may be a spouse or non-spouse) is entitled to receive an amount equal to the greater of (a) 66 2/3 percent of the benefit that would be payable under the normal retirement benefit provisions of the plan, assuming retirement occurred at the later of age 62 or the date of death, or (b) if death occurs after eligibility for early retirement, a joint and survivor annuity benefit calculated under the early retirement benefit provisions of the plan.

Under the plans, if the participant dies after retirement but before commencement of benefits, the beneficiary is entitled to receive a payout equal to 66 2/3 percent of the retirement benefit payable to the participant.  Security Plan I provides that if the participant is married on the date of death, the benefit will be paid to the spouse of the participant as an annuity for the life of the spouse.  If the participant is not married on the date of death, Security Plan I provides that the benefit will be paid in the form of a lump sum.  Under Security Plan II, the participant may elect the payment to be in the form of an annuity or lump sum to a spouse or other beneficiary.

Under the plans, if the beneficiary is a surviving spouse and the surviving spouse is 10 or more years younger than the participant, the monthly survivor benefit will be reduced using the actuarial equivalent factors to reflect the number of years over 10 that the spouse is younger than the participant.  If the beneficiary is a person other than a surviving spouse, the survivor benefit payment amount will be calculated assuming the beneficiary is the same age as the participant.

Policy on Granting Extra Years of Credited Service

The plans are unfunded and nonqualified with the intention of providing deferred compensation benefits for a select group of “management or highly compensated employees” within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974, as amended, or ERISA, and are therefore exempt from the provisions of Parts 2, 3, and 4 of Title I, Subtitle B, of ERISA.  As such, the company is permitted to provide extra years of credited service, which the plans refer to as years of participation, at its discretion, but has not done so.

Named Executive Officers Eligible for Early Retirement

Mr. Keen was eligible for early retirement under the Idaho Power Company Retirement Plan, Security Plan I, and Security Plan II at December 31, 2011 because he was over the age of 55 and had 38 years of credited service.

Nonqualified Deferred Compensation for 2011

Name (a)	Executive Contributions in Last Fiscal Year ($) (b)	Registrant Contributions in Last Fiscal Year ($) (c)	Aggregate Earnings in Last Fiscal Year ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last Fiscal Year End ($) (f)
J. LaMont Keen	—	—	—	—	—
Darrel T. Anderson	—	—	127	—	10,139
Daniel B. Minor	—	—	—	—	—
Rex Blackburn	—	—	—	—	—
Lisa A. Grow	—	—	—	—	—

The Idaho Power Company Executive Deferred Compensation Plan is a nonqualified deferred compensation plan for a select group of “management or highly compensated employees” within the meaning of Sections 201, 301, and 401 of ERISA, and therefore is exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA.  To comply with the requirements of Section 409A of the Internal Revenue Code, and to take advantage of grandfathering rules under that section, the plan distinguishes between amounts that are subject to Section 409A and amounts that are not.

Eligibility Standards

The compensation committee designates from time to time which key employees of Idaho Power and its affiliates are eligible to participate in the plan.  In selecting eligible employees, the compensation committee considers the position and responsibilities of such individuals, the value of their services, and other factors the compensation committee deems pertinent.  The compensation committee may rescind its designation of an eligible employee and discontinue an employee’s future participation in the plan at any time.

Deferred Compensation

Prior to 2009, the plan permitted a participant to defer up to 100% of base salary and up to 100% of any short-term incentive compensation.  Effective January 1, 2009, the plan permits a participant to defer up to 50% of base salary and up to 50% of any short-term incentive compensation.

Accounts

Participants’ interests in the plan are reflected in bookkeeping accounts representing unfunded and unsecured obligations of the company.  The amount deferred by a participant is credited to the participant’s bookkeeping account, and the participant selects how the amounts in the account are deemed invested.  The company contributes the deferred amounts to a trust and the trust assets are used to satisfy plan obligations.  The assets of the trust are subject to the claims of general creditors if the company were to become insolvent or file for bankruptcy.

Investment Options

The investment options available to participants are the same as those investments permitted under the Idaho Power Company Employee Savings Plan, which is our 401(k) plan.  Participants are able to change fund investments on a daily basis.

Distribution

The portion of a participant’s account that is not subject to Section 409A of the Internal Revenue Code is distributed on the earliest of the following events:

●	the participant’s death;

●	the participant’s termination of employment;

●	the participant’s disability; or

●	termination of the plan.

Participants may request earlier distribution in the case of an unforeseeable emergency.  Participants may also elect to receive this portion of their accounts at any time, subject to a 10% reduction.

The portion of a participant’s account that is subject to Section 409A is distributed on the earliest of the following events:

●	the participant’s death;

●	the participant’s termination of employment; or

●	the participant’s disability.

If required to comply with Section 409A, distribution of this portion of a participant’s account may be delayed for six months following the participant’s termination of employment.  In limited circumstances, this portion of a participant’s account may be distributed upon plan terminations.

Distributions may be made either in one lump sum or in five annual installments, as selected by the participant.  With respect to the portion of the participant’s account that is not subject to Section 409A, this selection must be made at least one year prior to the occurrence of the event triggering payment.  With respect to the portion of the participant’s account that is subject to Section 409A, this selection generally must be made before the year in which the services that give rise to the base salary or short-term incentive compensation being deferred are provided.

Potential Payments Upon Termination or Change in Control

The tables below show the payments and benefits our NEOs would receive in connection with a variety of hypothetical employment termination scenarios and upon a change in control.  For purposes of the calculations, we assumed the change in control or terminations occurred on December 31, 2011.  Actual amounts payable can only be determined at the time of a change in control or termination.  All of the payments and benefits described below would be provided by IDACORP or Idaho Power.

The tables do not include base salary and short-term incentive awards, to the extent earned due to employment through December 31, 2011.  In addition, the tables exclude compensation or benefits provided under plans or arrangements that do not discriminate in favor of the NEOs and that are generally available to all salaried employees.  These include benefits under our qualified defined benefit pension plan, post-retirement health care benefits, life insurance, and disability benefits.  The tables also do not include the amounts reported in the Nonqualified Deferred Compensation for 2011 table.  See the Nonqualified Deferred Compensation for 2011 table and the accompanying narrative for a description of accumulated benefits under our nonqualified deferred compensation plans.  The present value of the accumulated pension benefit for each NEO is set forth in the Pension Benefits for 2011 table.

For all NEOs other than Mr. Keen and Mr. Blackburn, the tables below include the present value of termination benefits under Security Plan I and Security Plan II, as applicable.  For Mr. Keen and Mr. Blackburn, who are over the age of 55 and would be eligible to receive early retirement benefits under Security Plan I and Security Plan II, as applicable, the table below includes only the incremental increase in the present value of the Security Plan I and Security Plan II benefit based upon the occurrence of the applicable events listed, other than upon the event of death or disability, over the amount shown for Security Plan I and Security Plan II in the Pension Benefits for 2011 table.

Time-Vesting Restricted Stock and Performance Shares

The IDACORP Restricted Stock Plan and the IDACORP 2000 Long-Term Incentive and Compensation Plan and/or the award agreements provide that, except for retirement with the approval of the compensation committee, death, disability, or change in control, all unvested shares, whether time-vesting or performance shares, are forfeited upon termination.  In the event of retirement with the approval of the compensation committee, death, or disability, the NEO receives a prorated number of shares based on the number of full months employed during the restricted/performance period.  For time-vesting restricted stock, the prorated shares vest at termination.  In the case of performance shares, the performance goals must be met at some level before the shares vest and vesting only occurs after completion of the performance period.  For purposes of these tables, we have assumed target performance levels would be achieved.  Although vesting would not occur until after completion of the performance period, the amounts shown in the tables were not reduced to reflect the present value of the performance shares that could vest.  In the event of a change in control, the restrictions on the time-vesting restricted stock are deemed to have expired and the payout opportunity on the performance shares is deemed to have been achieved at the target level.  Dividend equivalents attributable to earned performance shares would also be paid.  Dividend equivalents accrued through December 31, 2011 are included in the amounts shown.

The values for the performance shares and the time-vesting restricted stock in the following tables were determined by multiplying the applicable number of shares times $42.41, which was the closing price of IDACORP common stock on December 30, 2011.

Summary of Change in Control Agreements

We have entered into change in control agreements with all our executive officers.  The agreements become effective for a three-year period upon a change in control.  If a change in control occurs, the agreements provide for severance benefits in the event of termination of the executive’s employment by IDACORP or any subsidiary or successor company, other than for cause (and not due to death or disability), or by the executive for constructive discharge.

In such event, the NEO would receive:

●
a lump-sum payment equal to 2.5 times his or her annual compensation, which is his or her base salary at the time of termination and his or her target short-term incentive compensation in the year of termination, or, if not yet determined at the time of termination, the prior year’s target short-term incentive compensation;

●	vesting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and performance units, with performance-based awards vesting at target levels;

●	outplacement services for 12 months, not to exceed $12,000; and

●
continuation of welfare benefits for a period of 24 months or, if earlier, until eligible for comparable coverage with another employer, with the NEO paying the full cost of such coverage and receiving a monthly reimbursement payment.

We define a “change in control” as:

●	the acquisition of 20% or more of our outstanding voting securities;

●	the commencement of a tender or exchange offer for 20% or more of our outstanding voting securities;

●
shareholder approval, or consummation if shareholder approval is not required, of a merger or similar transaction or the sale of all or substantially all of the assets or IDACORP or Idaho Power unless our shareholders will hold more than 50% of the voting securities of the surviving entity, no person will own 20% or more of the voting securities of the surviving entity, and at least a majority of the board of directors will be composed of our directors;

●	shareholder approval, or consummation if shareholder approval is not required, of a complete liquidation or dissolution of IDACORP or Idaho Power; or

●	a change in a majority of the board of directors within a 24-month period without the approval of two- thirds of the members of the board.

The agreements also permit the executive officer to terminate employment for any reason during the first month following the one-year anniversary of the change in control.  We refer to this as the 13th-month trigger in the tables.  In such event, the executive officer would receive the same severance benefits except that the lump-sum payment equal to 2.5 times annual compensation is reduced by one-third and the welfare benefits continue for 18 months, not 24 months.

Under the agreements, “cause” means the executive officer’s fraud or dishonesty that has resulted or is likely to result in material economic damage to us or one of our subsidiaries, as determined in good faith by at least two-thirds of our non-employee directors at a meeting of the board of directors at which the executive officer is provided an opportunity to be heard.

A NEO is considered constructively discharged under the provisions of his or her change in control agreement if, within 90 days after the occurrence of such event, but in no event later than 36 months following a change in control, the executive officer gives written notice to IDACORP or any successor company specifying one of the following events relied upon for such termination and the company has not remedied the matter within 30 days of receipt of such notice:

●	IDACORP or any successor company fails to comply with any provision of the agreement;

●	the executive officer is required to be based at an office or location more than 50 miles from the location where the officer was based on the day prior to the change in control;

●	a reduction that is more than de minimis in

–	base salary or maximum short-term incentive award opportunity;

–	long-term incentive award opportunity;

–	the combined annual benefit accrual rate in our defined benefit plans, unless such reduction is effective for all executive officers;

●	our failure to require a successor company to assume and agree to perform under the agreement; or

●	a reduction that is more than de minimis in the long-term disability and life insurance coverage provided to the executive officer and in effect immediately prior to the change in control.

The agreements include a parachute tax provision.  Section 280G of the Internal Revenue Code disallows a corporate tax deduction for any “excess parachute payments” and Section 4999 imposes a 20% excise tax payable by the NEO on any “excess parachute payments.”  Generally stated, these sections apply if the change in control related payments and benefits equal or exceed 300% of the NEO’s prior five-year average Form W-2 income.  In the event the 300% threshold is met or exceeded, the NEO’s “excess parachute payments” generally equal the amount by which the change in control related payments and benefits exceed 100% of the NEO’s prior five-year average Form W-2 income.  Except for Ms. Grow’s agreement, the NEOs’ agreements provide for either (1) a gross-up payment if the 20% excise tax cannot be avoided by reducing the parachute payments and benefits by 15% or less, or (2) a reduction in parachute payments and benefits if the 20% excise tax can be avoided by reducing the parachute payments and benefits by 15% or less.  Ms. Grow’s agreement provides for her to receive the greater net benefit of (i) full severance benefits with Ms. Grow paying any Section 280G excise tax, or (ii) severance benefits capped at the Section 280G excise tax limit.

The compensation committee adopted a new change in control agreement policy at its November 18, 2009 meeting, and the compensation committee approved a new form of change in control agreement at its March 17, 2010 meeting.  The new change in control agreement does not include the 13th-month trigger provision, or any other single-trigger or modified single-trigger provisions, or any tax gross-up provisions.  The compensation committee did not apply the new policy to existing change in control agreements, since those agreements were previously executed and agreed to with our executive officers.

The tables that follow set forth the dollar amounts payable to our NEOs upon various forms of termination of employment and in connection with change in control transactions.

J. LaMont Keen

Executive Benefits and Payments Upon Termination or Change in Control (a)	Voluntary Termination ($) (b)1		Not for Cause Termination ($) (c)2		For Cause Termination ($) (d)2		Death or Disability ($) (e)		Change in Control (Without Termination) ($) (f)3	Not for Cause or Constructive Discharge Termination (Change in Control) ($) (g)3		13th-Month Trigger (Change in Control) ($) (h)3
Compensation:
Base Salary										1,587,500	4	1,058,333	5
Short-Term Incentive Plan 2011										1,270,000	4	846,667	5
Restricted Stock –Time- Vesting 2/24/09	449,419	6					449,419	6	449,419	449,419		449,419
Performance Shares – CEPS/TSR 2/24/09	975,090	7					975,090	7	975,090	975,090		975,090
Restricted Stock – Time- Vesting 2/26/10	231,813	8					231,813	8	358,237	358,237		358,237
Performance Shares – CEPS/TSR 2/26/10	504,695	9					504,695	9	757,020	757,020		757,020
Restricted Stock – Time- Vesting 2/25/11	94,532	10					94,532	10	321,341	321,341		321,341
Performance Shares – CEPS/TSR 2/25/11	220,318	11					220,318	11	660,953	660,953		660,953
Benefits and Perquisites:
Security Plan I	—	12	—	12	—	12	712,537	13		—	12, 17	—	12, 17
Security Plan II	455,841	12	455,841	12	455,841	12	6,865,610	13		455,841	12, 17	455,841	12, 17
Continuation of Welfare Benefits										53,120	14	40,023	15
Outplacement Services										12,000	16
280G Tax Gross-up										—	18	—	19
Total:	2,931,708		455,841		455,841		10,054,014		3,522,060	6,900,521		5,922,924

1
As of the voluntary termination date of December 31, 2011, Mr. Keen had in excess of 30 years of credited service and was over the age of 55, and therefore was eligible for early retirement under Security Plan I and Security Plan II. To illustrate potential termination-related benefits, we have assumed Mr. Keen’s voluntary termination would constitute retirement with approval of the compensation committee for purposes of his time-vesting restricted stock and performance share awards.

2
We assumed a not-for-cause termination and a for-cause termination would not constitute retirement with approval of the compensation committee for purposes of Mr. Keen’s time-vesting restricted stock and performance share awards.

3
Mr. Keen would receive full vesting of his time-vesting restricted stock awards and payout of the performance shares at target.  The dollar amounts are determined by multiplying the number of shares by $42.41 and include the cash payment of dividend equivalents, as applicable.

4	Mr. Keen’s change in control agreement provides for a lump-sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount.
5	The 13th-month trigger provision in Mr. Keen’s change in control agreement provides for the payment of two-thirds of his severance payment.
6	Mr. Keen would receive full vesting of his 2009 time-vesting restricted stock award of 10,597 shares. The dollar amount is determined by multiplying 10,597 shares times $42.41.
7
Mr. Keen would receive full vesting assuming the performance goals are met.  This 2009 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (21,193 shares) valued at $42.41 per share and includes the cash payment of dividend equivalents.

8	Mr. Keen would receive pro rata vesting (22 of 34 months, or 64.71%) of his 2010 time-vesting restricted stock award of 8,447 shares.
The dollar amount is determined by multiplying 5,466 shares times $42.41.
9
Mr. Keen would receive pro rata vesting (24 of 36 months) assuming the performance goals are met.  This 2010 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (16,894 shares) with pro rata vesting of 11,263 shares valued at $42.41 per share and includes the cash payment of dividend equivalents.

10	Mr. Keen would receive pro rata vesting (10 of 34 months, or 29.41%) of his 2011 time-vesting restricted stock award of 7,577 shares.
The dollar amount is determined by multiplying 2,229 shares times $42.41.
11
Mr. Keen would receive pro rata vesting (12 of 36 months) assuming the performance goals are met.  This 2011 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (15,156 shares) with pro rata vesting of 5,052 shares valued at $42.41 per share and includes the cash payment of dividend equivalents.

12
The value shown represents the incremental increase in the present value of the Security Plan I and Security Plan II benefit based upon the occurrence of the applicable event, relative to the amount shown for Security Plan I and Security Plan II in the Pension Benefits for 2011 table.  The value shown is based on a retirement at 59 years, 8 months for Mr. Keen and termination as of December 31, 2011.  We used a discount rate of 4.9% and the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection.  Payments would begin in January 2012 under Security Plan I and July 2012 under Security Plan II.

13
In the event of death, the values shown represent the present value of the Security Plan I and Security Plan II death benefits.  During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation will be credited to a participant who is receiving disability benefits at the full-time equivalent rate of pay that was being earned immediately prior to the participant’s becoming disabled.

14	Mr. Keen’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
15
The 13th-month trigger provision in Mr. Keen’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months.  The value shown represents the cost to the company of continuing these benefits.

16	Mr. Keen’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12-month period.
17
Mr. Keen’s benefits under Security Plan I and Security Plan II would not be enhanced due to a termination within a change in control period.  However, Mr. Keen would be entitled to benefits under these plans upon a termination as of December 31, 2011.

18
Mr. Keen’s change in control agreement provides for a 15% reduction in parachute payment if this reduction will avoid an excise tax.  In Mr. Keen’s case, a not-for-cause or constructive discharge termination did not result in a parachute payment that would cause excise tax; thus, no Section 280G tax gross-up would be provided.

19	The 13th-month trigger did not result in a parachute payment that would cause excise tax, and thus no Section 280G tax gross-up would be provided.

Darrel T. Anderson

Executive Benefits and Payments Upon Termination or Change in Control (a)	Voluntary Termination ($) (b)		Not for Cause Termination ($) (c)		For Cause Termination ($) (d)		Death or Disability ($) (e)		Change in Control (Without Termination) ($) (f)1	Not for Cause or Constructive Discharge Termination (Change in Control) ($) (g)1		13th-Month Trigger (Change in Control) ($) (h)1
Compensation:
Base Salary										957,500	2	638,333	3
Short-Term Incentive Plan 2011										478,750	2	319,167	3
Restricted Stock –Time- Vesting 2/24/09							169,767	4	169,767	169,767		169,767
Performance Shares – CEPS/TSR 2/24/09							368,402	5	368,402	368,402		368,402
Restricted Stock – Time- Vesting 2/26/10							91,012	6	140,632	140,632		140,632
Performance Shares – CEPS/TSR 2/26/10							198,060	7	297,090	297,090		297,090
Restricted Stock – Time- Vesting 2/25/11							37,999	8	129,223	129,223		129,223
Performance Shares – CEPS/TSR 2/25/11							88,572	9	265,759	265,759		265,759
Benefits and Perquisites:
Security Plan I	156,082	10	156,082	10	156,082	10	128,297	11		156,082	17	156,082	17
Security Plan II	1,649,654	10	1,649,654	10	1,649,654	10	4,146,686	11		2,857,278	12	2,857,278	12
Continuation of Welfare Benefits										32,294	13	24,365	14
Outplacement Services										12,000	15
280G Tax Gross-up										1,469,149	16	1,209,960	16
Total:	1,805,736		1,805,736		1,805,736		5,228,795		1,370,873	7,333,926		6,576,058

1
Mr. Anderson would receive full vesting of his time-vesting restricted stock awards and payout of the performance shares at target.  The dollar amounts are determined by multiplying the number of shares by $42.41 and include the cash payment of dividend equivalents, as applicable.

2	Mr. Anderson’s change in control agreement provides for a lump-sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount.
3	The 13th-month trigger provision in Mr. Anderson’s change in control agreement provides for the payment of two-thirds of his severance payment.
4	Mr. Anderson would receive full vesting of his 2009 time-vesting restricted stock award of 4,003 shares. The dollar amount is determined by multiplying 4,003 shares times $42.41.
5
Mr. Anderson would receive full vesting assuming the performance goals are met.  This 2009 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (8,007 shares) valued at $42.41 per share and includes the cash payment of dividend equivalents.

6
Mr. Anderson would receive pro rata vesting (22 of 34 months, or 64.71%) of his 2010 time-vesting restricted stock award of 3,316 shares.  The dollar amount is determined by multiplying 2,146 shares times $42.41.

7
Mr. Anderson would receive pro rata vesting (24 of 36 months) assuming the performance goals are met.  This 2010 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (6,630 shares) with pro rata vesting of 4,420 shares valued at $42.41 per share and includes the cash payment of dividend equivalents.

8
Mr. Anderson would receive pro rata vesting (10 of 34 months, or 29.41%) of his 2011 time-vesting restricted stock award of 3,047 shares.  The dollar amount is determined by multiplying 896 shares times $42.41.

9
Mr. Anderson would receive pro rata vesting (12 of 36 months) assuming the performance goals are met.  This 2011 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (6,094 shares) with pro rata vesting of 2,031 shares valued at $42.41 per share and includes the cash payment of dividend equivalents.

10
The values shown represent the present value of the Security Plan I and Security Plan II benefit based on Mr. Anderson’s actual age and benefit commencement at the age of 55 and termination as of December 31, 2011.  We used a discount rate of 4.9% and the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection.  Payments would begin when Mr. Anderson reaches the age of 55.

11
In the event of death, the values shown represent the present value of the Security Plan I and Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation will be credited to a participant who is receiving disability benefits at the full-time equivalent rate of pay that was being earned immediately prior to the participant’s becoming disabled.

12
Under Security Plan II, if employment is terminated within a change in control period prior to the executive officer’s normal retirement, the benefit is calculated using age 55 or the officer’s age at termination if greater than 55.  The values shown were determined as described in footnote 10, except it was assumed Mr. Anderson was 55 as of December 31, 2011.

13	Mr. Anderson’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
14
The 13th-month trigger provision in Mr. Anderson’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months.  The value shown represents the cost to the company of continuing these benefits.

15	Mr. Anderson’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12-month period.
16	The values shown assume an incremental overall tax rate of 41.520% increased by the Internal Revenue Code Section 4999 excise tax of 20%.
17
Mr. Anderson’s benefits under Security Plan I and Security Plan II would not be enhanced due to a termination within a change in control period.  However, Mr. Anderson would be entitled to benefits under these plans upon a termination as of December 31, 2011.

Daniel B. Minor

Executive Benefits and Payments Upon Termination or Change in Control (a)	Voluntary Termination ($) (b)		Not for Cause Termination ($) (c)		For Cause Termination ($) (d)		Death or Disability ($) (e)		Change in Control (Without Termination) ($) (f)1	Not for Cause or Constructive Discharge Termination (Change in Control) ($) (g)1		13th-Month Trigger (Change in Control) ($) (h)1
Compensation:
Base Salary										900,000	2	600,000	3
Short-Term Incentive Plan 2011										450,000	2	300,000	3
Restricted Stock –Time- Vesting 2/24/09							112,641	4	112,641	112,641		112,641
Performance Shares – CEPS/TSR 2/24/09							244,405	5	244,405	244,405		244,405
Restricted Stock – Time- Vesting 2/26/10							84,778	6	131,004	131,004		131,004
Performance Shares – CEPS/TSR 2/26/10							184,483	7	276,747	276,747		276,747
Restricted Stock – Time- Vesting 2/25/11							35,709	8	121,462	121,462		121,462
Performance Shares – CEPS/TSR 2/25/11							83,251	9	249,798	249,798		249,798
Benefits and Perquisites:
Security Plan I
Security Plan II	1,058,538	10	1,058,538	10	1,058,538	10	2,835,470	11		2,142,267	12	2,142,267	12
Continuation of Welfare Benefits										33,508	13	25,251	14
Outplacement Services										12,000	15
280G Tax Gross-up										1,385,497	16	1,141,081	16
Total:	1,058,538		1,058,538		1,058,538		3,580,737		1,136,057	6,059,329		5,344,656

1
Mr. Minor would receive full vesting of his time-vesting restricted stock awards and payout of the performance shares at target.  The dollar amounts are determined by multiplying the number of shares by $42.41 and include the cash payment of dividend equivalents, as applicable.

2	Mr. Minor’s change in control agreement provides for a lump sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount.
3	The 13th-month trigger provision in Mr. Minor’s change in control agreement provides for the payment of two-thirds of his severance payment.
4	Mr. Minor would receive full vesting of his 2009 time-vesting restricted stock award of 2,656 shares. The dollar amount is determined by multiplying 2,656 shares times $42.41.
5
Mr. Minor would receive full vesting assuming the performance goals are met.  This 2009 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period. The dollar amount assumes the company achieves the target level (5,312 shares) valued at $42.41 per share and includes the cash payment of dividend equivalents.

6
Mr. Minor would receive pro rata vesting (22 of 34 months, or 64.71%) of his 2010 time-vesting restricted stock award of 3,089 shares. The dollar amount is determined by multiplying 1,999 shares times $42.41.

7
Mr. Minor would receive pro rata vesting (24 of 36 months) assuming the performance goals are met.  This 2010 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (6,176 shares) with pro rata vesting of 4,117 shares valued at $42.41 per share and includes the cash payment of dividend equivalents.

8
Mr. Minor would receive pro rata vesting (10 of 34 months, or 29.41%) of his 2011 time-vesting restricted stock award of 2,864 shares. The dollar amount is determined by multiplying 842 shares times $42.41.

9
Mr. Minor would receive pro rata vesting (12 of 36 months) assuming the performance goals are met.  This 2011 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (5,728 shares) with pro rata vesting of 1,909 shares valued at $42.41 per share and includes the cash payment of dividend equivalents.

10
The values shown represent the present value of the Security Plan II benefit based on Mr. Minor’s actual age and benefit commencement at the age of 55 and termination as of December 31, 2011.  We used a discount rate of 4.9% and the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection.  Payments would begin when Mr. Minor reaches the age of 55.

11
In the event of death, the values shown represent the present value of the Security Plan II death benefits.  During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation will be credited to a participant who is receiving disability benefits at the full-time equivalent rate of pay that was being earned immediately prior to the participant’s becoming disabled.

12
Under Security Plan II, if employment is terminated within a change in control period prior to the executive officer’s normal retirement, the benefit is calculated using age 55 or the officer’s age at termination if greater than 55.  The values shown were determined as described in footnote 10, except it was assumed Mr. Minor was 55 as of December 31, 2011.

13	Mr. Minor’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
14
The 13th-month trigger provision in Mr. Minor’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months.  The value shown represents the cost to the company of continuing these benefits.

15	Mr. Minor’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12-month period.
16	The values shown assume an incremental overall tax rate of 41.520% increased by the Internal Revenue Code Section 4999 excise tax of 20%.

Rex Blackburn

Executive Benefits and Payments Upon Termination or Change in Control (a)	Voluntary Termination ($) (b)		Not for Cause Termination ($) (c)		For Cause Termination ($) (d)		Death or Disability ($) (e)		Change in Control (Without Termination) ($) (f)1	Not for Cause or Constructive Discharge Termination (Change in Control) ($) (g)1		13th-Month Trigger (Change in Control) ($) (h)1
Compensation:
Base Salary										675,000	2	450,000	3
Short-Term Incentive Plan 2011										270,000	2	180,000	3
Restricted Stock –Time- Vesting 2/24/09							83,505	4	83,505	83,505		83,505
Performance Shares – CEPS/TSR 2/24/09							181,187	5	181,187	181,187		181,187
Restricted Stock – Time- Vesting 2/26/10							47,499	6	73,412	73,412		73,412
Performance Shares – CEPS/TSR 2/26/10							103,421	7	155,132	155,132		155,132
Restricted Stock – Time- Vesting 2/25/11							20,823	8	70,825	70,825		70,825
Performance Shares – CEPS/TSR 2/25/11							48,582	9	145,745	145,745		145,745
Benefits and Perquisites:
Security Plan I
Security Plan II	61,492	10	61,492	10	61,492	10	1,680,621	11		61,492	12	61,492	12
Continuation of Welfare Benefits										34,747	13	26,140	14
Outplacement Services										12,000	15
280G Tax Gross-up										624,894	16	450,462	16
Total:	61,492		61,492		61,492		2,165,638		709,806	2,387,939		1,877,900

1
Mr. Blackburn would receive full vesting of his time-vesting restricted stock awards and payout of the performance shares at target.  The dollar amounts are determined by multiplying the number of shares by $42.41 and include the cash payment of dividend equivalents, as applicable.

2	Mr. Blackburn’s change in control agreement provides for a lump-sum cash severance payment of 2.5 times his base salary and short- term incentive plan target amount.
3	The 13th-month trigger provision in Mr. Blackburn’s change in control agreement provides for the payment of two-thirds of his severance payment.
4	Mr. Blackburn would receive full vesting of his 2009 time-vesting restricted stock award of 1,969 shares. The dollar amount is determined by multiplying 1,969 shares times $42.41.
5
Mr. Blackburn would receive full vesting assuming the performance goals are met.  This 2009 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (3,938 shares) valued at $42.41 per share and includes the cash payment of dividend equivalents.

6
Mr. Blackburn would receive pro rata vesting (22 of 34 months, or 64.71%) of his 2010 time-vesting restricted stock award of 1,731 shares.  The dollar amount is determined by multiplying 1,120 shares times $42.41.

7
Mr. Blackburn would receive pro rata vesting (24 of 36 months) assuming the performance goals are met.  This 2010 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (3,462 shares) with pro rata vesting of 2,308 shares valued at $42.41 per share and includes the cash payment of dividend equivalents.

8
Mr. Blackburn would receive pro rata vesting (10 of 34 months, or 29.41%) of his 2011 time-vesting restricted stock award of 1,670 shares.  The dollar amount is determined by multiplying 491 shares times $42.41.

9
Mr. Blackburn would receive pro rata vesting (12 of 36 months) assuming the performance goals are met.  This 2011 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (3,342 shares) with pro rata vesting of 1,114 shares valued at $42.41 per share and includes the cash payment of dividend equivalents.

10
The value shown represents the incremental increase in the present value of the Security Plan II benefit based upon the occurrence of the applicable event, relative to the amount shown for Security Plan II in the Pension Benefits for 2011 table. The value shown is based on a retirement at 55 years 9 months for Mr. Blackburn and termination as of December 31, 2011. We used a discount rate of 4.9% and the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection.  Payments would begin in January 2012 under Security Plan I and July 2012 under Security Plan II.

11
In the event of death, the values shown represent the present value of the Security Plan II death benefits.  During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation will be credited to a participant who is receiving disability benefits at the full-time equivalent rate of pay that was being earned immediately prior to the participant’s becoming disabled.

12
Under Security Plan II, if employment is terminated within a change in control period prior to the executive officer’s normal retirement, the benefit is calculated using age 55 or the officer’s age at termination if greater than 55.  The values shown were determined as described in footnote 10.

13
Mr. Blackburn’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months.  The value shown represents the cost to the company of continuing these benefits.

14
The 13th-month trigger provision in Mr. Blackburn’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months.  The value shown represents the cost to the company of continuing these benefits.

15	Mr. Blackburn’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12-month period.
16	The values shown assume an incremental overall tax rate of 41.520% increased by the Internal Revenue Code Section 4999 excise tax of 20%.

Lisa A. Grow

Executive Benefits and Payments Upon Termination or Change in Control (a)	Voluntary Termination ($) (b)	Not for Cause Termination ($) (c)	For Cause Termination ($) (d)	Death or Disability ($) (e)		Change in Control (Without Termination) ($) (f)1	Not for Cause or Constructive Discharge Termination (Change in Control) ($) (g)1		13th-Month Trigger (Change in Control) ($) (h)1
Compensation:
Base Salary							600,000	2	400,000	3
Short-Term Incentive Plan 2011							240,000	2	160,000	3
Restricted Stock –Time-Vesting 2/24/09				44,955	4	44,955	44,955		44,955
Performance Shares – CEPS/TSR 2/24/09				97,495	5	97,495	97,495		97,495
Restricted Stock – Time-Vesting 2/26/10				42,664	6	65,948	65,948		65,948
Performance Shares – CEPS/TSR 2/26/10				92,846	7	139,269	139,269		139,269
Restricted Stock – Time- Vesting 2/25/11				18,533	8	63,021	63,021		63,021
Performance Shares – CEPS/TSR 2/25/11				43,174	9	129,522	129,522		129,522
Benefits and Perquisites:
Security Plan I
Security Plan II				1,356,176	10		552,718	11	552,718	11
Continuation of Welfare Benefits							19,641	12	14,825	13
Outplacement Services							12,000	14
280G Tax Gross-up							770,646	15	616,376	15
Total:				1,695,843		540,210	2,735,215		2,284,129

1
Ms. Grow would receive full vesting of her time-vesting restricted stock awards and payout of the performance shares at target.  The dollar amounts are determined by multiplying the number of shares by $42.41 and include the cash payment of dividend equivalents, as applicable.

2	Ms. Grow’s change in control agreement provides for a lump-sum cash severance payment of 2.5 times her base salary and short-term incentive plan target amount.
3	The 13th-month trigger provision in Ms. Grow’s change in control agreement provides for the payment of two-thirds of her severance payment.
4	Ms. Grow would receive full vesting of her 2009 time-vesting restricted stock award of 1,060 shares. The dollar amount is determined by multiplying 1,060 shares times $42.41.
5
Ms. Grow would receive full vesting assuming the performance goals are met.  This 2009 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (2,119 shares) valued at $42.41 per share and includes the cash payment of dividend equivalents.

6
Ms. Grow would receive pro rata vesting (22 of 34 months, or 64.71%) of her 2010 time-vesting restricted stock award of 1,555 shares. The dollar amount is determined by multiplying 1,006 shares times $42.41.

7
Ms. Grow would receive pro rata vesting (24 of 36 months) assuming the performance goals are met.  This 2010 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (3,108 shares) with pro rata vesting of 2,072 shares valued at $42.41 per share and includes the cash payment of dividend equivalents.

8
Ms. Grow would receive pro rata vesting (10 of 34 months, or 29.41%) of her 2011 time-vesting restricted stock award of 1,486 shares. The dollar amount is determined by multiplying 437 shares times $42.41.

9
Ms. Grow would receive pro rata vesting (12 of 36 months) assuming the performance goals are met.  This 2011 performance share award had two equally weighted performance goals: CEPS and TSR for a three-year performance period.  The dollar amount assumes the company achieves the target level (2,970 shares) with pro rata vesting of 990 shares valued at $42.41 per share and includes the cash payment of dividend equivalents.

10
In the event of death, the values shown represent the present value of the Security Plan II death benefits.  During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation will be credited to a participant who is receiving disability benefits at the full-time equivalent rate of pay that was being earned immediately prior to the participant’s becoming disabled.

11
Under Security Plan II, if employment is terminated within a change in control period prior to the executive officer’s normal retirement, the benefit is calculated using age 55 or the officer’s age at termination if greater than 55.  The values shown are based on a discount rate of 4.9% and the RP-2000 Annuitant Mortality Table with Scale AA Generational Projection, and assume Ms. Grow was 55 as of December 31, 2011.  Payments would begin when Ms. Grow reaches the age of 55.

12	Ms. Grow’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
13
The 13th-month trigger provision in Ms. Grow’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months.  The value shown represents the cost to the company of continuing these benefits.

14	Ms. Grow’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12-month period.
15
The company may make a gross-up payment to Ms. Grow if she receives a claim from the Internal Revenue Service that, if successful, would require her to pay an excise tax in connection with any “excess parachute payments,” as that term is described in Internal Revenue Code Section 280G.  The amount shown assumes that Ms. Grow is provided such a tax gross-up, and assumes an incremental overall tax rate of 41.520% increased by the Internal Revenue Code Section 4999 excise tax of 20%.

DIRECTOR COMPENSATION FOR 2011

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)1	Option Awards ($) (d)2	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)3		All Other Compensation ($) (g)	Total ($) (h)
C. Stephen Allred	64,500	44,986	—	—	—		—	109,486
Richard J. Dahl	83,000	44,986	—	—	—		—	127,986
Judith A. Johansen	73,500	44,986	—	—	—		—	118,486
Christine King	61,500	44,986	—	—	—		—	106,486
Gary G. Michael	132,000	44,986	—	—	17,381	3	—	194,367
Jan B. Packwood	75,900	44,986	—	—	—		—	120,886
Richard G. Reiten	55,500	44,986	—	—	9,455	3	—	109,941
Joan H. Smith	75,000	44,986	—	—	—		—	119,986
Robert A. Tinstman	74,500	44,986	—	—	44,711	4	—	164,197
Thomas J. Wilford	69,000	44,986	—	—	10,507	3	—	124,493

1
This column reflects the grant date fair value of IDACORP common stock awarded to our non-employee directors measured in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 – Stock Compensation.  The grant date fair value is based on the closing price of IDACORP common stock on the business day before the grant date.  The grant date fair value for the awards included in this column is based on the closing price of IDACORP common stock on February 28, 2011, which was $37.74.

2	No options were awarded to directors in 2011. The following table represents options awarded prior to 2011 and outstanding at December 31, 2011 for each non-employee director:

Name	Pre-2011 Options Awarded	Options Outstanding
C. Stephen Allred	0	0
Richard J. Dahl	0	0
Judith A. Johansen	0	0
Christine King	0	0
Gary G. Michael	8,250	0
Jan B. Packwood	0	0
Richard G. Reiten	3,000	3,000
Joan H. Smith	3,000	3,000
Robert A. Tinstman	8,250	5,250
Thomas J. Wilford	3,000	3,000

3	Represents above-market interest on deferred fees.
4
Represents $27,055 in above-market interest accrued on deferred fees and $17,656 relating to the change in present value of Mr. Tinstman’s retirement benefit payments under the Idaho Power Company Security Plan for Directors, which was terminated on April 1, 2002.

Director Compensation Amounts for 2011

All directors of IDACORP also serve as directors of Idaho Power.  The 2011 fees and other compensation shown in the table and discussed below are for service on both boards as well as for service on any subsidiary board.  Employee directors receive no compensation for service on the boards.

Fees

The following table sets forth the fees payable to our directors during 2011:

Form of Fee	Amount
Base Retainer	$45,000
Additional Retainers:
Chairman of the board	75,000
Chairman of audit committee	12,500
Chairman of compensation committee	10,000
Chairman of corporate governance committee	6,000
Meeting Fees:1
Board meeting	1,500
Committee meeting	1,500
Shareholder meeting	1,500
Annual Stock Awards	45,000
Subsidiary Board Fees:
IDACORP Financial Services:2
Monthly retainer	750
Meeting fees	600
Ida-West Energy:3
Monthly retainer	750
Meeting fees	600

1    The chairman of the Board of Directors does not receive meeting fees.
2    Mr. Packwood serves on the IDACORP Financial Services board.
3    Mr. Packwood serves on the Ida-West Energy board.

Deferral Arrangements

Directors may defer all or a portion of their annual IDACORP, Idaho Power, IDACORP Financial Services, Inc., and Ida-West Energy retainers and meeting fees and receive a lump-sum payment of all amounts deferred with interest or a series of up to 10 equal annual payments after they separate from service with IDACORP and Idaho Power.  Any cash fees that were deferred before 2009 for service as a member of the Board of Directors are credited with the preceding month’s average Moody’s Long-Term Corporate Bond Yield for utilities, or the Moody’s Rate, plus 3%, until January 1, 2019 when the interest rate will change to the Moody’s Rate.  All cash fees that are deferred for service as a member of the Board of Directors beginning January 1, 2009 are credited with interest at the Moody’s Rate.  Interest is calculated on a pro rata basis each month using a 360-day year and the average Moody’s Rate for the preceding month.

Effective January 1, 2009, directors may also defer their annual stock awards, which are then held as deferred stock units with dividend equivalents reinvested in additional deferred stock units.  Upon separation from service with IDACORP and Idaho Power, directors will receive either a lump-sum distribution or a series of up to 10 equal annual installments.  Upon a change in control the directors’ deferral accounts will be distributed to each participating director in a lump sum.  The distributions will be in shares of our common stock, with each deferred stock unit equal to one share of our common stock and any fractional shares paid in cash.

Stock Ownership Guidelines

The Board of Directors adopted stock ownership guidelines for non-employee directors in January 2006. Each non-employee director is expected to own IDACORP common stock equal in value to two times his or her current base annual retainer fee. A director is allowed three years to meet these requirements. In January 2012, the stock ownership guidelines were amended to provide that each non-employee director is expected to own IDACORP common stock equal in value to three times his or her current base annual retainer fee. As of December 31, 2011, all of our directors were in compliance with the amended guidelines, owning IDACORP common stock equal in value to at least three times his or her current base annual retainer fee.

Once a director reaches the stock ownership target under the guidelines, based on the then-current stock price, the director will remain in compliance with the guidelines, despite future changes in stock price, as long as the director continues to own the minimum number of shares that brought the director into compliance with the stock ownership target.  If the base annual retainer fee increases, directors who have already met their stock ownership targets will need to meet the stock ownership guidelines only for the amount of increase in the base annual retainer fee.

Hedging Policy for Directors

In January 2011, our Board of Directors approved amendments to our Corporate Governance Guidelines that expressly prohibit directors from hedging their ownership of company common stock.  The prohibition is coextensive with the prohibition on hedging applicable to our executive officers.  As a result, directors may not enter into transactions that allow them to benefit from devaluation of our stock or be the technical legal owners of our stock without the full benefits and risks of such ownership.  The forms of prohibited hedging strategies include, among others, zero-cost collars, equity swaps, straddles, prepaid variable forward contracts, and security futures contracts.

Retirement Benefits

Effective April 1, 2002, we terminated the Idaho Power Company Security Plan for Directors. At that time, current directors were entitled to their vested benefits under the plan as of January 15, 2002.  The plan was a nonqualified deferred compensation plan that provided for retirement benefit payments.  The maximum payment is $17,500 per year for a period of 15 years.  Directors elected prior to November 30, 1994 could elect 180 monthly installments or a single life annuity with a joint and survivor option.  Directors elected after November 1994 receive a single life annuity with a joint and survivor option.  Benefits are paid to inside directors on the 10th day of the month after severance from service on the Board of Directors.  Benefits are paid to outside directors on the 10th date of the month after the later of severance from service on the board or reaching age 65.  During 2011, Mr. Tinstman, who was elected after November 30, 1994, was the only director with vested benefits in the plan.

OUR COMPENSATION POLICIES AND PRACTICES AS THEY
RELATE TO RISK MANAGEMENT

We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from these policies and practices are not reasonably likely to have a material adverse effect on our company.  Prior to each of the January 2010, 2011, and 2012 meetings of the compensation committee, members of our human resources department and executive management met to discuss risks that may arise from our compensation policies and practices.  The discussions involved a review and consideration of several of the factors set forth in Item 402(s) of Regulation S-K under the Securities Act of 1933, as amended, as well as the following items:

●
the vast majority of IDACORP’s income from continuing operations is contributed by Idaho Power, which is a regulated electric utility, and management believes its operations do not lend themselves to or incentivize significant risk-taking by employees;

●
our employees and executives are limited from taking operational risks by the extensive regulation of our operations by multiple agencies, including the Federal Energy Regulatory Commission and state public utility commissions;

●
we use a balanced and diverse compensation structure designed to link an appropriate portion of compensation to the company’s long-term performance, while at the same time capping the maximum incentive payouts and providing a base salary, to prevent undue emphasis on incentive compensation;

●	we benchmark compensation to be consistent with industry practice;

●	incentive compensation is based on performance metrics that are consistent with our long-term goals;

●
we have internal controls and standards of business conduct that support our compensation goals and mitigate risk, and we use auditing processes on a regular basis to ensure compliance with these controls and standards; and

●
the compensation committee, the members of which are independent, oversees our compensation policies and practices and is responsible for reviewing and approving executive compensation, and it considers potential risks when evaluating executive compensation policies and practices.

At its November 2011 meeting, the compensation committee members discussed, together with management and its compensation consultant, whether our compensation programs incentivized risk-taking behavior.  During this process, the compensation committee analyzed the fixed and variable components of compensation and considered whether a balance between prudent business risk and resulting reward is maintained.  After this evaluation, the compensation committee determined that our compensation practices do not increase the company’s risk exposure.  The compensation committee has also observed that the company has an extensive risk management policy and that the company’s compensation practices are not a significant factor in the overall risk profile of the company’s business.

PROPOSAL NO. 2:  RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, we will ask you to ratify the audit committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2012.  This firm has conducted our consolidated annual audits since 1998 and is one of the world’s largest firms of independent certified public accountants.  We expect a representative of Deloitte & Touche LLP to be present at the Annual Meeting.  He or she will have an opportunity to make a statement and to respond to appropriate questions.

Your vote will not affect our appointment or retention of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2012. However, the audit committee will consider your vote as a factor in selecting our independent registered public accounting firm for fiscal year 2013. The audit committee reserves the right, in its sole discretion, to change the appointment of the independent registered public accounting firm at any time during a fiscal year if it determines that such a change would be in the best interests of the company and our shareholders.

Board of Directors’ Recommendation

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012.

Independent Accountant Billings

The aggregate fees our principal independent registered public accounting firm, Deloitte & Touche LLP, billed or are expected to bill us for the years ended December 31, 2011 and 2010 are as follows:

Fees Billed	2011	2010
Audit Fees	$1,205,400	$1,120,836
Audit-Related Fees1	93,300	67,530
Tax Fees2	87,648	278,034
All Other Fees3	2,200	2,200
Total Fees	$1,388,548	$1,468,600

1	Includes fees for audits of our benefit plans and agreed upon procedures at a subsidiary.
2	Includes fees for benefit plan tax returns and consultation related to uniform capitalization and repairs tax accounting.
3	Accounting research tool subscription.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

We and our audit committee are committed to ensuring the independence of the independent registered public accounting firm, both in fact and in appearance.  In this regard, the audit committee has established and periodically reviews a pre-approval standard for audit and non-audit services.  For 2010 and 2011, all audit and non-audit services and all fees paid in connection with those services were pre-approved by the audit committee.

In addition to the audits of our consolidated financial statements, the independent registered public accounting firm may be engaged to provide certain audit-related, tax, and other services.  The audit committee must pre-approve all services performed by the independent registered public accounting firm to ensure that the provision of those services does not impair the independent registered public accounting firm’s independence.  The services that the audit committee will consider include audit services such as attest services, changes in the scope of the audit of the financial statements, and the issuance of comfort letters and consents in connection with financings; audit-related services such as internal control reviews and assistance with internal control reporting requirements; attest services related to financial reporting that are not required by statute or regulation, and accounting consultations and audits related to proposed transactions and new or proposed accounting rules, standards, and interpretations; and tax compliance and planning services.  Unless a type of service to be provided by the independent public accounting firm has received general pre-approval, it requires specific pre-approval by the audit committee.  In addition, any proposed services exceeding pre-approved cost levels require specific pre-approval by the audit committee.  Under the pre-approval policy, the audit committee has delegated to the chairman of the audit committee pre-approval authority for services.  The chairman must report any pre-approval decisions to the audit committee at its next scheduled meeting.

Any request to engage the independent registered public accounting firm to provide a service that has not received general pre-approval must be submitted as a written proposal to our chief financial officer with a copy to our general counsel.  The request must include a detailed description of the service to be provided, the proposed fee, and the business reasons for engaging the independent registered public accounting firm to provide the service.  Upon approval by the chief financial officer, the general counsel, and the independent registered public accounting firm that the proposed engagement complies with the terms of the pre-approval policy and applicable laws, rules, and regulations, the request will be presented to the audit committee or the audit committee chairman, as the case may be, for pre-approval.

In determining whether to pre-approve the engagement of the independent public accounting firm, the audit committee or the audit committee chairman, as the case may be, must consider, among other things, the pre-approval policy; applicable laws, rules, and regulations; and whether the nature of the engagement and the related fees are consistent with the following principles:

●	the independent registered public accounting firm cannot function in the role of management of Idaho Power Company; and

●	the independent registered public accounting firm cannot audit its own work.

The pre-approval policy and separate supplements to the pre-approval policy describe the specific audit, audit-related, tax, and other services that have the general pre-approval of the audit committee.  The term of any pre-approval is 12 months from the date of pre-approval, unless the audit committee specifically provides for a different period.  The audit committee will periodically revise the list of pre-approved services, based on subsequent determinations.

PROPOSAL NO. 3:  ADVISORY RESOLUTION TO
APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Board of Directors is submitting a separate resolution, to be voted on by shareholders in a non-binding vote, approving on an advisory basis the compensation of our named executive officers.  This is an opportunity for our shareholders, through what is commonly referred to as a “say-on-pay” proposal, to endorse or not endorse our executive compensation program.  At the 2011 annual meeting of shareholders, we provided our shareholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement for the 2011 annual meeting, and our shareholders overwhelmingly approved the proposal, with nearly 95% of the votes cast in favor.

As described in more detail in the Compensation Discussion and Analysis, the philosophy that underlies our executive compensation policy is to provide balanced and competitive compensation to our officers to (1) ensure that our company is able to attract and retain high-quality officers, and (2) motivate our officers to achieve performance goals that will benefit our shareholders and customers.  This philosophy is implemented in tandem with our three-part business strategy of responsible planning, responsible development and protection of resources, and responsible energy use to ensure adequate energy supplies.  At the core of this philosophy is our pay-for-performance model, which links competitive levels of compensation to achievements of our overall strategy and business goals, as well as predetermined objectives.  Our compensation program is also designed to manage risk by employing a balanced portfolio of performance and market driven compensation components designed to optimize shareholder and other stakeholder interests, thereby helping to ensure sustainable business success and value-creation.

We urge our shareholders to read the Compensation Discussion and Analysis in this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the 2011 Summary Compensation Table and other related compensation tables and narrative included in the section entitled Executive Compensation, which provide detailed information on the compensation of our named executive officers.  The compensation committee and the Board of Directors believe that the policies and procedures articulated in that discussion are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to our company’s recent and long-term successes.

We are therefore requesting shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of IDACORP, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the accompanying tables and related narrative in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders.

The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.  The shareholder vote will not be binding on the company or our Board of Directors, and it will not be construed as overruling any decision by the company or the Board of Directors or creating or implying any change to, or additional, fiduciary duties for our company or our Board of Directors.  Although non-binding, the Board of Directors and the compensation committee will review and consider the voting results when making future decisions regarding our executive compensation program.  Our Board of Directors, at its May 19, 2011 meeting, determined that we will hold an annual advisory vote on executive compensation, and has adopted a policy consistent with this determination.  We will continue to hold annual advisory votes until our Board of Directors decides to hold the next shareholder advisory vote on the frequency of future advisory votes on executive compensation.

Board of Directors’ Recommendation

The Board of Directors unanimously recommends a vote “FOR” the approval of the advisory resolution on executive compensation.

PROPOSAL NO. 4:  AMENDMENT TO OUR ARTICLES OF INCORPORATION TO
ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS

The Board of Directors has unanimously adopted resolutions proposing to amend Article VI, Section 2 of the articles of incorporation to declassify the Board of Directors over a three-year period commencing at the 2013 annual meeting of shareholders.

General Information on the Proposed Amendment

Pursuant to Article VI, Section 2 of our articles of incorporation, the Board of Directors is divided into three classes as nearly equal in number as possible, with each class of directors elected to serve three-year staggered terms of office.  If the proposed amendment is approved at the 2012 Annual Meeting, the company’s classified (three-year, staggered term) board structure would be phased out, and the annual election of the entire Board of Directors for a one-year term would be phased in over a three-year period commencing at the 2013 annual meeting of shareholders and concluding at the 2015 annual meeting of shareholders.  Thus, if the proposed amendment is approved, from and after the 2015 annual meeting of shareholders each member of our Board of Directors would be elected at the same time to serve an annual (one-year) term.

If approved, the proposed amendment would not affect the director-nominees who are elected at the 2012 Annual Meeting, and the term of office of such directors would expire at the 2015 annual meeting of shareholders (see Proposal No. 1 – Election of Directors in this proxy statement).  Directors who are elected at the 2012 Annual Meeting would be the final “class of directors” elected to serve for a three-year term.  If approved, the proposed amendment also would not affect the term of any director currently serving in a class who was elected prior to the 2012 Annual Meeting, each of whom will complete his or her three-year term expiring at the 2013 annual meeting of shareholders or the 2014 annual meeting of shareholders, as applicable.  If the proposed amendment is approved, director-nominees elected at the 2013 annual meeting of shareholders would become the first group of directors elected to serve for an annual term, and director-nominees elected at all annual meetings subsequent to the 2013 annual meeting of shareholders also would be elected to serve for an annual term expiring at the immediately following annual meeting.

Board of Directors’ Considerations and Reasons for the Proposed Amendment

The Board of Directors unanimously resolved to adopt and recommend the proposed amendment following a careful assessment of the risks and benefits of board declassification, which are described below.  The Board of Directors also reviewed the company’s classified board structure in relation to the director election policies and practices that continue to evolve at so-called “S&P 500” and New York Stock Exchange-listed “large cap” companies.

The Board of Directors further considered the advisory vote received at last year’s annual meeting with respect to the board declassification proposal submitted to the company by a shareholder.  That shareholder proposal received support from the holders of approximately 60% of the outstanding shares and approximately 85% of the votes cast (excluding abstentions and broker non-votes) at the 2011 annual meeting of shareholders.  Although last year’s declassification proposal was advisory and, as such, the voting results thereon constituted only a non-binding recommendation by shareholders for action by the Board of Directors, the Board of Directors nevertheless recognizes the significant percentage of shareholders who affirmatively supported the advisory proposal.  In developing the proposed amendment, the Board of Directors, including all members of the corporate governance committee, considered the growing sentiment, particularly in the institutional investor community, favoring the annual election of directors.  The Board of Directors concluded that it can continue to effectively oversee the management and protect the best interests of the company and its shareholders under an annual-term election system.

The Board of Directors also considered the benefits of maintaining a classified board structure, which enhances stability and continuity with respect to the development and implementation of the company’s long-term operating strategy and the successful execution of management’s business plan, and also helps to ensure that a majority of incumbent directors always have institutional knowledge and experience as directors of the company.  The Board of Directors believes that a classified board structure provides an important measure of protection against unsolicited (or hostile) takeover attempts and tactics focusing on short-term financial gains, which may not be in the best long-term interests of all of the company’s shareholders.  The Board of Directors continues to believe that a classified board structure provides directors with the time and leverage necessary to fully evaluate the adequacy and fairness of any unsolicited takeover proposal; communicate with shareholders in a thoughtful, deliberate, and fully informed manner regarding the merits and risks of an unsolicited takeover or change-in-control transaction and any strategic or financial alternatives thereto that the Board of Directors believes is in the best interests of the company and its shareholders; deter certain manipulative and coercive takeover and change-in-control tactics; negotiate with enhanced bargaining power on behalf of all shareholders; and carefully weigh all strategic and financial alternatives to create value for all shareholders without the threat of the imminent removal of a majority of the board of directors by a single large shareholder or group of shareholders.  When a board is not classified, the entire board can be replaced at a single annual meeting.  Accordingly, if the proposed amendment is approved, it would be easier for one or more shareholders holding a significant number of outstanding shares to seek to replace a majority of the directors or the entire board at once, whether or not in tandem with an acquisition proposal or offer for all of the company’s shares and irrespective of the long- or short-term interests and objectives of such shareholder or shareholders.

Although the Board of Directors continues to believe it is important to maintain appropriate defenses against potential inadequately priced, inopportunely timed, and coercive or manipulative takeover bids and tactics, it also believes it is very important to maintain shareholder confidence in the actions, decisions, policies, and priorities of the Board of Directors by demonstrating that the company’s directors listen carefully to the views, concerns, and recommendations expressed by, and understand that they are accountable to, the company’s shareholders.  Accordingly, the Board of Directors has carefully considered the relative benefits and detriments of declassifying the Board of Directors.  For the reasons described above, the Board of Directors has unanimously approved resolutions setting forth the proposed amendment to Article VI of the articles of incorporation, has unanimously resolved to submit the proposed amendment to shareholders for their consideration and approval at the Annual Meeting, and has recommended that shareholders approve the proposed amendment.

Text of the Proposed Amendment to the Articles of Incorporation

The general description of the proposed amendment to the articles of incorporation set forth above is qualified in its entirety by reference to the complete text of thereof, which is attached as Appendix B to this proxy statement.  Proposed language additions to the articles of incorporation are indicated by double-underlining.

If the proposed amendment is approved at the Annual Meeting, it will become effective upon the filing by the company with the Secretary of State of the State of Idaho of an article of amendment to the articles of incorporation currently in effect.

Board of Directors’ Recommendation

For all of the above reasons, the Board of Directors unanimously recommends that shareholders vote “FOR” the approval of the proposed amendment to Article VI of the articles of incorporation, as described above and as set forth in Appendix B to this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited consolidated financial statements of IDACORP, Inc. with management.  The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The audit committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the Board of Directors that the IDACORP audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Richard J. Dahl, Chairman
C. Stephen Allred
Joan H. Smith
Thomas J. Wilford

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission.  Our directors, executive officers, and holders of more than ten percent of our outstanding common stock are required by Securities and Exchange Commission rules to furnish us with copies of all Section 16(a) reports that they file.  We file Section 16(a) reports on behalf of our directors and executive officers to report their initial and subsequent changes in beneficial ownership of our common stock.  To our knowledge, based solely on a review of the reports we filed on behalf of our directors and executive officers and written representations from these persons that no other reports were required and all Section 16(a) reports were provided to us, all Section 16(a) filing requirements applicable to our directors and executive officers were complied with for 2011.

OTHER BUSINESS

Neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement.  In addition, other than as described below, we have not been informed that any other matter will be presented to the meeting by others.  If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

SHARED ADDRESS SHAREHOLDERS

In accordance with a notice sent to eligible shareholders who share a single address, we are sending only one annual report to shareholders and proxy statement or Notice of Internet Availability, as applicable, to that address, unless we received instructions to the contrary from any shareholder at that address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a shareholder of record residing at such address wishes to receive a separate annual report to shareholders or proxy statement or Notice of Internet Availability, as applicable, in the future, he or she may contact investor relations in writing at 1221 West Idaho Street, Boise, Idaho 83702, or by telephone at (800) 635-5406.  Eligible shareholders of record receiving multiple copies of our annual report to shareholders and proxy statement or Notice of Internet Availability, as applicable, can request householding by contacting us in the same manner.  If you own shares through a bank, broker, or other nominee, you can request householding by contacting that bank, broker, or other nominee.

We hereby undertake to deliver promptly, upon written or oral request, a separate copy of the Annual Report, proxy statement, or Notice of Internet Availability, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered.  Requests should be addressed to investor relations at the address or telephone number set forth above.

2013 ANNUAL MEETING OF SHAREHOLDERS

Director Nominations, Other Business, and Discretionary Voting Authority

Our bylaws provide that director nominations may be made only by the Board of Directors or by a shareholder entitled to vote who has timely delivered written notice to our corporate secretary. The notice must be received no later than 120 days prior to the first anniversary of the date on which we first mailed our proxy materials for the 2012 Annual Meeting. The notice must also contain certain information specified in the bylaws, which you may obtain by writing to our corporate secretary. Rule 14a-4 of the Securities and Exchange Commission’s proxy rules allows us to use discretionary voting authority to vote on matters coming before our annual meeting of shareholders, if we do not have notice of the matter at least 45 days before the first anniversary date on which we first mailed our proxy materials for the previous year’s annual meeting of shareholders or the date specified by an advance notice provision in our bylaws. Our bylaws contain such an advance notice provision. Under the bylaws, the only business that may be brought before our annual meeting of shareholders are those matters specified in the notice of the meeting or otherwise properly brought before the annual meeting by the Board of Directors or by a shareholder entitled to vote who has delivered written notice to our corporate secretary. The shareholder must deliver the notice no later than 120 days prior to the first anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting of shareholders. The notice must also contain certain information specified in the bylaws, which you may obtain by writing to our corporate secretary. For the 2013 annual meeting of shareholders, currently expected to be held on May 16, 2013, you must submit such nominations or proposals to the corporate secretary of IDACORP no later than December 7, 2012.

Shareholder Proposals

The above requirements are separate and apart from the Securities and Exchange Commission’s requirements that you must meet in order to have a shareholder proposal included in the proxy statement under Rule 14a-8 of the Exchange Act.  For our 2013 annual meeting of shareholders, currently expected to be held on May 16, 2013, if you wish to submit a proposal for inclusion in the proxy materials pursuant to Rule 14a-8, you must submit your proposal to our corporate secretary on or before December 7, 2012.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Our Annual Report was provided to shareholders with this proxy statement. We will also make available to our shareholders a copy of our Annual Report on Form 10-K, excluding exhibits, for the year ended December 31, 2011, which is required to be filed with the Securities and Exchange Commission. You may obtain a copy without charge upon written or oral request to Lawrence F. Spencer, Director of Investor Relations, IDACORP, Inc., 1221 West Idaho Street, Boise, Idaho 83702, telephone number (208) 388-2200. You may also access our Annual Report on Form 10-K through our website at www.idacorpinc.com or at the website maintained by the Securities and Exchange Commission, www.sec.gov.

APPENDIX A
Compensation Survey Data Companies

Companies Included in the Energy Services Executive Compensation Database

Annual Revenues of Less Than $1 Billion
Allete	ATC Management
BG US Services	California Independent System Operator
CH Energy Group	Cleco
Colorado Springs Utilities	Electric Power Research Institute
Energy Northwest	ERCOT
ISO New England	LES
Midwest Independent Transmission System Operator	New York Independent System Operator
Omaha Public Power	PJM Interconnection
Southern Maryland Electric Cooperative	Southwest Power Pool
STP Nuclear Operating	UIL Holdings
Unitil	Wolf Creek Nuclear

Annual Revenues of $1 Billion to $3 Billion
Areva	Avista Corp.
Black Hills Power and Light	Covanta Holdings
CPS Energy	DPL
E.ON U.S.	Energen
First Solar	Hawaiian Electric
IDACORP, Inc.	Lower Colorado River Authority
Mirant	New York Power Authority
Nicor	NorthWestern Energy
NW Natural	OGE Energy
Oglethrope Power	PNM Resources
Portland General Electric Company	Proliance Holdings
Regency Energy Partners LP	RRI Energy
Salt River Project	Santee Cooper
Southern Union Company	UniSource Energy
Vectren	Westar Energy

Companies Included in the General Industry Executive Database

Annual Revenues of Less Than $1 Billion  - *Subsidiary
A.H. Belo	A.T. Cross
Ameron	Appleton Papers
Arctic Cat	Avanade
Barnes Group	Belo
Blyth	Bush Brothers
Calgon Carbon	Callaway Golf
Choice Hotels International	Cimarex Energy
CSR	Denny’s
Dionex	E.W. Scripps
Fair Isaac	GATX
Getty Images	Graco
GXS	HNTB
Husky Injection Molding Systems*	IDEXX Laboratories
Infragistics	ION Geophysical
Irvine Company	Kaman Industrial Technologies*

Lance	Magellan Midstream Partners
Matthews International	Medicines Company
Milacron	Mine Safety Appliances
Molycorp Minerals	Noranda Aluminum
Novell	Nypro
Pervasive Software	Pittsburg Corning
Polymer Group	Reddy Ice
RF Micro Devices	Sensata Technologies
Simpson Manufacturing	StarTek
Synacor	Taubman Centers
Unifi	Verde Realty
Vertex Pharmaceuticals	Village Farms

Annual Revenues of $1 Billion to $3 Billion - *Subsidiary
A.O. Smith	Acuity Brands
Aeropostale	Alexander & Baldwin
American Crystal Sugar	AMETEK
AOL	Appleton Papers
Armstrong World Industries	Avanade
Barnes Group	Beckman Coulter
Blyth	Brady
Callaway Golf	Carpenter Technology
Catalent Pharma Solutions	Celgene
Cephalon	CF Industries
Chemtura	Cimarex Energy
Cliffs Natural Resources	COACH
Columbia Sportswear	ConvaTec
Convergys	Covance
Crown Castle	Cytec
Day & Zimmermann	Deluxe
Dentsply	Dex One
Donaldson	EMI Music*
Equifax	Equity Office Properties
Exterran	FANUC Robotics America*
First Solar	GAF Materials
GATX	General Atomics
Greif	GTECH*
H.B. Fuller	Harland Clarke*
Herman Miller	HNI
HNTB	Houghton Mifflin Harcourt Publishing
Hunt Consolidated	Husky Injection Molding Systems*
Hyatt Hotels	IDEXX Laboratories
IMS Health	Intercontinental Hotels*
International Flavors & Fragrances	Invensys Controls*
Iron Mountain	J. Crew
Jack in the Box	Kaman Industrial Technologies*
King Pharmaceuticals	Kinross Gold*
KLA-Tencor	L.L. Bean
Lance	Leggett & Platt
Life Technologies	MAG Industrial Automation Systems
Magellan Midstream Partners	Martin Marietta Materials
Mary Kay	McClatchy
Millipore	Mine Safety Appliances

Mizuno USA*	Molson Coors Brewing
MWH Global	New York Times
NewPage	Novell
Nypro	Parsons
PerkinElmer	Plexus
Polaris Industries	Polymer Group
PolyOne	Purdue Pharma
Quintiles	Revlon
RF Micro Devices	Safety-Kleen Systems
SAS Institute	Schwan’s
Sensata Technologies	Sensient Technologies
Shire Pharmaceuticals*	Sirius XM Radio
Skype	Snap-On
SRA International	Stantec*
Steelcase	Swagelok
Tellabs	Teradata
Thomas & Betts	Timken
Toro	Total System Services
Trinity Industries	Tupperware
United Rentals	USG
Vision Service Plan	Vulcan Materials
Watson Pharmaceuticals	Watts Water Technologies
Zale

APPENDIX B
Proposed Amendment to Article VI of the Articles of Incorporation
to Declassify the Board of Directors

Article VI

Board of Directors

*****

Section 2.                      Terms.  At the first Annual Meeting of Shareholders, the Board of Directors shall be divided into three classes as nearly equal in number as possible, unless otherwise provided by any applicable law.  The initial term of office of each director in the first class shall expire at the first following Annual Meeting of Shareholders; the initial term of office of each director in the second class shall expire at the second following Annual Meeting of Shareholders; and the initial term of office of each director in the third class shall expire at the third following Annual Meeting of Shareholders.  At each annual election commencing at the Annual Meeting of Shareholders after such classification, the successors to the class of directors whose term expires at that time shall be elected to hold office for a term of three years; provided, however, that at each annual election commencing at the 2013 Annual Meeting of Shareholders, the successors to the class of directors whose term expires at that time shall be elected to hold office for a term of one year.  Commencing with the 2015 Annual Meeting of Shareholders, the division of the Board of Directors into three classes shall terminate and all directors shall be of one class elected annually.

B-1

Annual Meeting of Shareholders of IDACORP, Inc.

Time:	May 17, 2012 / 10:00 am / Local Time
Place:	Idaho Power Company Corporate Headquarters, 1221 West Idaho Street, Boise, Idaho 83702
Please make your marks like this: ☒ Use pen only

The Board of Directors recommends a vote “FOR” each of the director nominees in Proposal 1 and “FOR” Proposals 2, 3, and 4.

1.	Elect four directors nominated by the board of directors for three-year terms.

		For	Withhold

(01) C. Stephen Allred		☐	☐

(02) Christine King		☐	☐

(03) Gary G. Michael		☐	☐

(04) Jan B. Packwood		☐	☐

		For	Against	Abstain

2.	Ratify the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012.	☐	☐	☐

		For	Against	Abstain

3.	Advisory resolution to approve executive compensation.	☐	☐	☐

		For	Against	Abstain

4.	Amendment to our articles of incorporation to eliminate the classification of the board of directors.	☐	☐	☐

5.	Transact such other business that may properly come before the meeting and any adjournment or adjournments thereof.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Annual Meeting of Shareholders of IDACORP, Inc.

Time: Thursday, May 17, 2012 / 10:00 am / Local Time
Place: Idaho Power Company Corporate Headquarters, 1221 W. Idaho Street, Boise, Idaho 83702

INTERNET		TELEPHONE
Go To		1-866-702-2221
www.proxypush.com/ida
• Have this Proxy Card handy	OR	• Use any touch-tone telephone.
• Have this Proxy Card handy.
• Follow the simple recorded instructions.

MAIL

OR	• Mark, sign and date your Proxy Card.
• Detach your Proxy Card.
• Return your Proxy Card in the postage-paid envelope provided.

All votes must be received by 5:00 pm, Eastern Daylight Saving Time, May 16, 2012.

PROXY TABULATOR FOR

P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Copyright © 2012 Mediant Communications LLC. All Rights Reserved

á Please separate carefully at the perforation and return just this portion in the envelope provided. á

April 6, 2012

Dear Shareholders of IDACORP, Inc:

It is our pleasure to invite you to attend the upcoming 2012 Annual Meeting of Shareholders of IDACORP, Inc. to be held on May 17, 2012, at 10:00 a.m., local time, at the Idaho Power Company corporate headquarters building, 1221 West Idaho Street, Boise, Idaho. Your board of directors and management look forward to personally greeting those shareholders able to attend.

Information about the business of the meeting and the nominees for election as members of the board of directors is set forth in the Notice of Meeting and the Proxy Statement. This year IDACORP, Inc. is asking you to elect four directors nominated by the board of directors for three-year terms; to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012; to vote on an advisory resolution to approve executive compensation; and to approve an amendment to our articles of incorporation to eliminate the classification of the board of directors.

YOUR VOTE IS IMPORTANT. YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY RETURNING YOUR COMPLETED PROXY IN THE ENCLOSED ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE TO VOTE THROUGH THE INTERNET OR BY TELEPHONE. You may revoke your proxy prior to or at the meeting and may vote in person if you wish.

/s/ Gary G. Michael	/s/ J. LaMont Keen
Gary G. Michael	J. LaMont Keen
Chairman of the Board	President and Chief Executive Officer

IDACORP, Inc.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 17, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Properly executed proxies will be voted as marked and, if not marked, proxies received will be voted “FOR” proposal (1), to elect four directors nominated by the board of directors for three-year terms; “FOR” proposal (2), to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2012; “FOR” proposal (3), an advisory resolution to approve executive compensation; and “FOR” proposal (4), an amendment to our articles of incorporation to eliminate the classification of the board of directors.

The undersigned hereby appoints J. LaMont Keen and Patrick A. Harrington, and each of them, proxies with full power of substitution to vote for the undersigned at the Annual Meeting of Shareholders of IDACORP, Inc. and at any adjournment(s) thereof, on the matters set forth in the Proxy Statement and such other matters as may properly come before the meeting; and hereby directs that this proxy be voted in accordance with the instructions herein and in the proxies’ discretion on any other matters that may properly come before the meeting.

Please date, sign and promptly mail in the self-addressed return envelope, which requires no postage if mailed in the United States. Please so indicate following your signature if you are signing in a representative capacity. If shares are held jointly, both owners should sign.

You may also vote through the internet or by telephone by following the instructions on the reverse side.